                  Annual Report


[GRAPHIC]                  HSBC Investor
                           Funds

                           October 31, 2000

                           INVESTOR SHARES
                           o HSBC Investor New York Tax-Free Bond Fund
                           o HSBC Investor Equity Fund
                           o HSBC Investor Bond Fund
                           o HSBC Investor Overseas Equity Fund
                           o HSBC Investor Opportunity Fund

                           ADVISOR/TRUST SHARES
                           o HSBC Investor New York Tax-Free Bond Fund
                           o HSBC Investor Equity Fund
                           o HSBC Investor Mid-Cap Fund
                           o HSBC Investor Fixed Income Fund
                           o HSBC Investor International Equity Fund
                           o HSBC Investor Small Cap Equity Fund

                                  HSBC [LOGO]

                        YOUR WORLD OF FINANCIAL SERVICES

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
ANNUAL REPORT - OCTOBER 31, 2000

President's Message ...........................................................1

Commentary From the Investment Manager ........................................2

Portfolio Reviews .............................................................4

HSBC Investor New York Tax-Free Bond Fund ....................................16

HSBC Investor Equity Fund ....................................................24

HSBC Investor Mid-Cap Fund ...................................................32

HSBC Investor Bond Fund ......................................................40

HSBC Investor Overseas Equity Fund ...........................................45

HSBC Investor Opportunity Fund ...............................................50

HSBC Investor Fixed Income Fund ..............................................55

HSBC Investor International Equity Fund ......................................58

HSBC Investor Small Cap Equity Fund ..........................................61

Notes to Financial Statements ................................................64

Independent Auditors' Report .................................................73

HSBC INVESTOR PORTFOLIOS

HSBC Investor Fixed Income Portfolio .........................................74

HSBC Investor International Equity Portfolio .................................83

HSBC Investor Small Cap Equity Portfolio .....................................91

Notes to Financial Statements ................................................97

Independent Auditors' Report ................................................101


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

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PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

We are pleased to present you with the annual reports for the HSBC Investor Family of Funds for the year ended October 31, 2000. The report contains the following features:

o Commentary From the Investment Manager
o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months
o Schedules of Portfolio Investments--listing of the security holdings in each Fund
o Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund
o Statements of Operations--summary of operations and its effect on the assets of each Fund
o Statements of Changes in Net Assets--summary of changes in net assets during the period
o Financial Highlights--per share summary of activity affecting net asset value per share
o Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,

WALTER B. GRIMM
Walter B. Grimm
President
December 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commentary From the Investment Manager

HSBC BANK USA


U.S. ECONOMIC REVIEW

The U.S. economy grew very rapidly during much of the year ended October 31, 2000. Real Gross Domestic Product(1) growth averaged an annualized rate of more than 6% during the three calendar quarters ended in June. That growth, coupled with rising oil prices, led to concerns that inflation would rise. The Federal Reserve Board (the "Fed") in response raised the federal funds rate four times, for a total increase of 1.25 percentage points, in an attempt to slow economic growth to a targeted rate of 3% to 3.5%.

Those rate increases started to take effect during the second calendar quarter of 2000. Their dampening effect on the economy was compounded by heightened tensions in the Middle East and weak equity markets. These combined factors appear to have slowed the economy considerably, greatly decreasing the chance of rising inflation. The Fed appears to have orchestrated a soft landing for the economy. In other words, the economy seems to have slowed enough to hold off inflation but does not appear to be headed for a recession.

GLOBAL ECONOMIC REVIEW

The global economy was strong during the period. European economies benefited from increased efficiency. Asian economies continued to reap rewards from reforms made in the wake of the 1998 financial crisis. Emerging markets benefited from strong demand for natural resources and industrial production. The Euro was very weak throughout the period, benefitting European exports as they became relatively less expensive. However, the Euro's depreciation led the European Central Bank to raise interest rates to help prop up the currency. Meanwhile, central banks around the world raised interest rates in response to concerns that strong economic growth would lead to inflation. Those rate hikes, combined with factors such as high oil prices, helped to slow overseas economies to sustainable levels.

MARKET ENVIRONMENT

Investors shifted focus from highly valued New Economy growth stocks to inexpensive shares of companies in more traditional industries during the period. Technology, telecommunications and media shares dominated during the early part of the period, as investors were willing to pay high prices for strong growth prospects. That focus on growth at any cost helped the Russell 1000 Growth Index(2) outperform the Russell 1000 Value Index(3) by more than 14 percentage points during the three months ended January 31, 2000.

Growth's dominance ended in March, however, as many technology companies reported disappointing earnings, and higher interest rates and oil prices portended slower global economic growth. Investors became concerned that the high valuations on New Economy shares were unjustified in that environment, and therefore sold those shares. Investors shifted their money to sectors such as health care, consumer staples and financial services, which had been largely ignored in the rush to invest in high-flying growth stocks. The Russell 1000 Value Index returned 5.52% for the year ended October 31, 2000, compared to 9.33% for the Russell 1000 Growth Index.

Global equity markets were very volatile during the period. Technology and telecommunications shares powered foreign markets to strong returns early in the period. That performance soon gave way to investor concerns that weak currency, rising oil prices and higher interest rates would eat into corporate profits. Those concerns caused overseas markets to perform poorly from January through October. The MSCI EAFE Index(4) of developed markets lost 2.90% during the year ended October 31, 2000.

U.S. fixed-income securities were hurt early in the period by the Fed's tightening monetary policy and investor fears about inflation. Those factors caused investors to sell bonds, pushing yields



--------------------------------------------------------------------------------

(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

(2) The Russell 1000 Growth Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

(3) The Russell 1000 Value Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

(4) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

--------------------------------------------------------------------------------
Commentary From the Investment Manager - Continued

HSBC BANK USA



higher and prices lower. Long-term Treasury bonds benefited later in the period from the federal government's aggressive program to buy back 30-year Treasury bonds. That program reduced the supply of these instruments, and fueled investor perceptions that long-term Treasuries would become more scarce going forward. Treasury securities also benefited from foreign demand, as investors around the world shifted money from volatile equity markets into the safety of U.S. government bonds. Those factors caused Treasuries to outperform corporate securities.

Meanwhile, the Fed's interest rate increases appeared to be taking effect, making long-term inflation less likely. That environment resulted in an unusual inverted yield curve. As of October 31, the federal funds rate stood at 6.59%--higher than the yield on longer-term Treasury securities.

--------------------------------------------------------------------------------
Portfolio Reviews

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND'D'
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y (ADVISER) SHARES) by Peter J. Loftus
Portfolio Manager
HSBC Bank USA


The HSBC Investor New York Tax-Free Bond Fund (the "Fund") delivered a total return of 8.03% (without sales charge) for Class A (Investor) Shares and 8.41% for Class Y (Adviser) Shares during the year ended October 31, 2000. That compares to a 8.41% and 8.12% return for the Fund's benchmarks, the Lehman Brothers 7-Year Municipal Bond Index and the Lipper N.Y. Municipal Bond Funds Average,(1) respectively.

Much of the period was characterized by rising interest rates, which hurt the overall bond market and the municipal bond market as well. Many investors at the end of 1999 moved out of the bond market and took losses to offset gains from other investments. Additionally, investors early in the period worried that the Fed would raise interest rates, causing bond yields to rise. Those concerns proved justified as the Fed raised rates four times during the period.

The supply of new bond issues fell during the early part of this calendar year. Moreover, many investors moved out of equities and into bonds, in part because many stocks seemed overvalued. Lower supply and higher demand pushed bond prices higher and benefited the Fund.

Towards the end of 1999, we kept sufficient cash on hand to handle any calendar-year-end redemptions associated with Y2K issues. We also upgraded the Fund's credit quality during the period from A1 to AA. The higher yields available on lower-rated securities did not justify the extra risk they would have added to the portfolio.*

When bond prices declined and yields rose early in the period, we focused the Fund's portfolio on securities with 10- to 15-year maturities, which we felt offered the best mix of risk and reward. The Fund held a number of issues that yielded more than 6% and had good call protection. This strategy benefited the Fund as the fixed-income markets rallied from mid-May through the end of August, providing capital appreciation and a higher income stream to investors.*

We expect the Fed to refrain from raising interest rates during the next three to six months. Such a neutral policy should help support prices in the muni market. We think that the bond market will experience some volatility during the next three to six months and plan to keep the Fund's duration shorter than that of its benchmark. As always, we will continue to invest in securities with very good credit quality.


--------------------------------------------------------------------------------

'D' A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

(1) The Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO REVIEWS

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND - AS OF OCTOBER 31, 2000

VALUE OF A $10,000 INVESTMENT



                                [GRAPH]

                            HSBC Investor N.Y. Tax-Free Bond       Lehman Brothers 7-Year       Lipper N.Y. Municipal Bond
                            Bond Fund A (Investor)2                Municipal Bond Index         Funds Average 1

          5/01/95                        9526                             10000                         10000
                                         9852                             10266                         10106
                                         9723                             10257                          9968
                                         9801                             10387                         10027
                                         9948                             10510                         10141
                                         9969                             10550                         10195
                                        10114                             10641                         10364
                                        10301                             10758                         10570
           Dec-95                       10416                             10815                         10682
                                        10508                             10920                         10731
                                        10409                             10883                         10635
                                        10240                             10778                         10458
                                        10201                             10758                         10415
                                        10191                             10742                         10417
                                        10264                             10825                         10526
                                        10374                             10915                         10626
                                        10362                             10920                         10602
                                        10494                             11018                         10769
                                        10617                             11137                         10878
                                        10812                             11323                         11071
           Dec-96                       10746                             11289                         11016
                                        10735                             11330                         11012
                                        10829                             11424                         11111
                                        10679                             11277                         10968
                                        10772                             11335                         11064
                                        10941                             11478                         11230
                                        11066                             11588                         11344
                                        11437                             11857                         11694
                                        11287                             11773                         11556
                                        11426                             11898                         11689
                                        11489                             11968                         11760
                                        11564                             12010                         11825
           Dec-97                       11736                             12158                         12015
                                        11843                             12285                         12131
                                        11839                             12296                         12127
                                        11842                             12296                         12133
                                        11751                             12225                         12036
                                        11961                             12405                         12256
                                        12003                             12439                         12302
                                        12026                             12480                         12319
                                        12248                             12670                         12527
                                        12425                             12834                         12683
                                        12369                             12853                         12632
                                        12422                             12888                         12674
           Dec-98                       12451                             12915                         12699
                                        12574                             13103                         12841
                                        12532                             13030                         12766
                                        12521                             13025                         12764
                                        12553                             13056                         12794
                                        12449                             12992                         12688
                                        12237                             12804                         12468
                                        12270                             12891                         12481
                                        12128                             12861                         12317
                                        12088                             12909                         12271
                                        11921                             12854                         12066
                                        12083                             12948                         12196
           Dec-99                       12035                             12896                         12074
                                        11976                             12865                         11980
                                        12092                             12918                         12160
                                        12380                             13102                         12454
                                        12283                             13053                         12358
                                        12165                             13024                         12267
                                        12469                             13315                         12605
                                        12653                             13483                         12782
                                        12827                             13659                         12977
                                        12779                             13618                         12893
         10/31/2000                     12879                             13734                         13003



VALUE OF A $10,000 INVESTMENT



                                 [GRAPH]

                                     HSBC Investor N.Y. Tax-Free        Lehmand Brothers 7-Year      Lipper N.Y. Municipal Bond
                                     Bond Fund Y (Adviser)             Municipal Bond Index         Fund Average 1

          7/1/1996                           10000                             10000                         10000
                                             10109                             10083                          9892
                                             10100                             10088                          9869
                                             10231                             10179                         10024
                                             10352                             10289                         10125
                                             10545                             10461                         10304
           Dec-96                            10483                             10429                         10252
                                             10474                             10467                         10249
                                             10567                             10554                         10341
                                             10423                             10417                         10207
                                             10515                             10472                         10296
                                             10680                             10604                         10451
                                             10803                             10705                         10557
                                             11166                             10954                         10881
                                             11020                             10876                         10753
                                             11146                             10991                         10876
                                             11220                             11056                         10942
                                             11294                             11095                         11003
           Dec-97                            11463                             11231                         11179
                                             11569                             11349                         11287
                                             11578                             11359                         11283
                                             11583                             11359                         11288
                                             11496                             11294                         11198
                                             11704                             11460                         11401
                                             11747                             11492                         11445
                                             11772                             11530                         11461
                                             12014                             11705                         11653
                                             12167                             11856                         11798
                                             12115                             11874                         11751
                                             12159                             11906                         11790
           Dec-98                            12200                             11931                         11813
                                             12324                             12105                         11945
                                             12286                             12037                         11876
                                             12277                             12032                         11874
                                             12301                             12061                         11902
                                             12212                             12002                         11804
                                             12007                             11828                         11600
                                             12042                             11908                         11613
                                             11906                             11881                         11459
                                             11870                             11925                         11417
                                             11697                             11875                         11226
                                             11869                             11962                         11347
           Dec-99                            11825                             11914                         11234
                                             11758                             11885                         11147
                                             11886                             11934                         11313
                                             12172                             12103                         11587
                                             12079                             12059                         11498
                                             11965                             12032                         11412
                                             12267                             12300                         11726
                                             12450                             12455                         11890
                                             12624                             12618                         12071
                                             12554                             12581                         11993
         10/31/2000                          12707                             12688                         12082



The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN


As of                                                       Inception       1       5       Since
October 31, 2000                                              Date        Year    Year    Inception
-----------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund A (Investor)(2)     5/1/95      2.93%   3.93%     4.71%
-----------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund B(3)                1/6/98      3.27%    N/A      1.79%
-----------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund C(4)                11/4/98     6.23%    N/A      1.41%
-----------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Y(Adviser)          7/1/96      8.41%    N/A      5.63%
-----------------------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum 5.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Portfolio Reviews

HSBC INVESTOR EQUITY FUND (CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y (ADVISER) SHARES) by John L. Blundin
Portfolio Manager
Alliance Capital Management, L.P. and Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 65% of its assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment managers to achieve its investment objective. Each sub-adviser pursues a different investment style. Effective March 15, 2000, the Fund changed sub-investment managers for the value portion of the portfolio from Brinson Partners, Inc. to Institutional Capital Corporation.

Alliance Capital Management, L.P. pursues a growth style of investing, focusing on investing in financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Class A (Investor) Shares of the HSBC Equity Fund returned -2.38% (without sales charge) during the year ended October 31, 2000. The Standard & Poor's 500 Stock Index returned 6.08%, the Russell 1000 Growth Index returned 9.33% and the Lipper Large-Cap Core Funds Index(1) returned 9.64%.

The equity markets during the period were very volatile, particularly in the technology sector. Concerns that strong economic growth would lead to rising inflation caused the Fed to raise interest rates a total of 1.25 percentage points during the period. A series of earnings warnings from companies such as Dell and Intel fueled investor uneasiness about the fundamentals of many technology companies. As a result, investors shifted their assets to other sectors.

Value stocks performed poorly early in the period, but staged a dramatic turnaround during the rest of the period. The switch in investor sentiment from growth stocks to value shares came as many investors became concerned that the valuations of technology, telecommunications and media stocks-- so-called New Economy shares--had become excessive. That fear was compounded by the perception that the global economy was slowing.

In the growth section of the Fund, we used the correction in the technology sector to invest in technology shares that had dropped significantly and therefore offered attractive values. We increased the Fund's exposure to technology from 17.45% as a percentage of net assets on October 31, 1999 at the start of the period to 26.23% at the end of the period on October 31, 2000.*

The value side of the Fund benefited early in the period from its stake in out-of-favor, inexpensive New Economy stocks. We sold many of those shares in the spring, however, because we saw signs that investor sentiment was turning away from those sectors. That move proved timely. Traditional value shares outperformed growth stocks dramatically in the third calendar quarter. During the rest of the period, we invested in shares of firms that had become inexpensive enough to be attractive takeover targets. We also found opportunities among reasonably-priced shares of firms that provide the infrastructure for the New Economy, as well as Old Economy firms that are using information technology effectively to improve their businesses.

Going forward, we expect the Fed's rate hikes to slow the economy to a more sustainable level. In that environment, it is unlikely that the Fed will raise rates again. The technology sector is still experiencing strong growth, and many of the financial services companies represented in the Fund's portfolio are becoming powerful global corporations. We will continue to invest the growth portion of the Fund's portfolio in companies with solid fundamentals and growth prospects, and on the value side, we will continue to seek inexpensive shares of firms that may be the target of takeovers. We believe that value shares are poised to perform well in the coming environment.


--------------------------------------------------------------------------------

(1) The Lipper Large-Cap Core Funds Index is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Portfolio Reviews

HSBC INVESTOR EQUITY FUND -- AS OF OCTOBER 31, 2000

--------------------------------------------------------------------------------
Value of a $10,000 Investment



                                [GRAPH]

                                     HSBC Investor Equity Fund       Standard & Poor's 500 Stock
                                     (A) Investor2                   Index                             Russell 1000 Growth Index
          8/1/1995                            9497                             10000                            10000
                                              9630                             10027                            10075
                                              9915                             10447                            10490
                                              9758                             10411                            10442
                                             10349                             10869                            10908
           Dec-95                            10530                             11070                            11074
                                             10817                             11450                            11432
                                             10903                             11560                            11581
                                             11007                             11671                            11685
                                             10988                             11843                            11863
                                             11093                             12149                            12148
                                             10955                             12198                            12161
                                             10396                             11656                            11574
                                             10598                             11903                            11889
                                             11069                             12572                            12558
                                             11543                             12916                            12836
                                             12395                             13896                            13783
           Dec-96                            12161                             13624                            13560
                                             12705                             14470                            14364
                                             12676                             14587                            14419
                                             12143                             13980                            13770
                                             12787                             14815                            14515
                                             13728                             15725                            15445
                                             14351                             16426                            16085
                                             15699                             17730                            17401
                                             15035                             16744                            16580
                                             15686                             17661                            17489
                                             14882                             17072                            16923
                                             15259                             17862                            17656
           Dec-97                            15612                             18169                            18015
                                             15832                             18371                            18149
                                             17240                             19696                            19443
                                             18032                             20704                            20424
                                             18106                             20913                            20634
                                             17875                             20553                            20187
                                             18501                             21388                            20934
                                             18448                             21160                            20683
                                             15439                             18101                            17591
                                             16359                             19261                            18776
                                             17855                             20827                            20259
                                             18750                             22089                            21513
           Dec-98                            20170                             23362                            22883
                                             20827                             24339                            23700
                                             20051                             23583                            22947
                                             20766                             24526                            23827
                                             21661                             25476                            24823
                                             21122                             24875                            24287
                                             22433                             26255                            25524
                                             21495                             25436                            24745
                                             21365                             25310                            24513
                                             20280                             24616                            23839
                                             21467                             26174                            25441
                                             21446                             26706                            26096
           Dec-99                            22144                             28279                            27668
                                             21163                             26858                            26536
                                             19955                             26350                            26465
                                             22150                             28927                            28876
                                             21647                             28057                            27913
                                             20916                             27481                            27192
                                             21291                             28159                            27885
                                             21087                             27719                            27422
                                             22417                             29440                            29451
                                             21101                             27886                            28084
          10/31/00                           20957                             27768                            27747



--------------------------------------------------------------------------------
Value of a $10,000 Investment




                                [GRAPH]

                                 HSBC Investor Equity Fund Y     Standard & Poor's 500 Stock
                                 (Adviser)                       Index                                Russell 1000 Growth Index
         7/1/1996                            10000                             10000                            10000
                                              9490                              9555                             9518
                                              9683                              9758                             9776
                                             10113                             10306                            10326
                                             10546                             10588                            10555
                                             11324                             11392                            11334
           Dec-96                            11116                             11169                            11150
                                             11622                             11862                            11812
                                             11595                             11958                            11857
                                             11113                             11461                            11323
                                             11701                             12145                            11936
                                             12553                             12891                            12700
                                             13129                             13466                            13226
                                             14362                             14535                            14308
                                             13764                             13727                            13633
                                             14361                             14479                            14381
                                             13634                             13995                            13915
                                             13979                             14643                            14519
           Dec-97                            14291                             14895                            14813
                                             14503                             15060                            14924
                                             15792                             16146                            15988
                                             16525                             16973                            16794
                                             16592                             17144                            16967
                                             16390                             16849                            16599
                                             16965                             17534                            17214
                                             16926                             17347                            17007
                                             14166                             14839                            14465
                                             15010                             15789                            15439
                                             16382                             17074                            16658
                                             17204                             18109                            17690
           Dec-98                            18519                             19152                            18816
                                             19122                             19953                            19488
                                             18420                             19333                            18869
                                             19076                             20106                            19592
                                             19908                             20885                            20412
                                             19403                             20392                            19970
                                             20620                             21524                            20988
                                             19758                             20852                            20347
                                             19649                             20749                            20157
                                             18653                             20180                            19602
                                             19755                             21457                            20920
                                             19735                             21893                            21458
           Dec-99                            20381                             23183                            22751
                                             19478                             22018                            21820
                                             18377                             21601                            21761
                                             20397                             23714                            23744
                                             19934                             23001                            22953
                                             19272                             22529                            22359
                                             19618                             23084                            22929
                                             19441                             22723                            22548
                                             20666                             24135                            24217
                                             19455                             22861                            23093
         10/31/2000                          19322                             22764                            22815

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

--------------------------------------------------------------------------------
Average Annual Total Return


As of                                        Inception     1         5          Since
October 31, 2000                                Date     Year      Year       Inception
---------------------------------------------------------------------------------------
HSBC Investor Equity Fund A (Investor)(2)      8/1/95   -7.27%     15.33%       15.14%
---------------------------------------------------------------------------------------
HSBC Investor Equity Fund B(3)                 1/6/98    -6.63%     N/A          9.63%
---------------------------------------------------------------------------------------
HSBC Investor Equity Fund C(4)                11/4/98    -3.99%     N/A          7.43%
---------------------------------------------------------------------------------------
HSBC Investor Equity Fund Y (Adviser)          7/1/96    -2.19%     N/A         16.40%
---------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 5.00%.
     (3) Reflects the contingent deferred sales charge maximum 5.00%.
     (4) Reflects the contingent deferred sales charge maximum 1.00%.

--------------------------------------------------------------------------------
The Fund is measured against the Standard & Poor's 500 Stock Index and the Russell 1000 Growth Index. The Standard & Poor's 500 stock index is an unmanaged index that is generally representative of the U.S. stock market as a whole. The Russell 1000 Growth Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a greater-than-average growth orientation. The performance of these indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

HSBC INVESTOR MID-CAP FUND (CLASS A SHARES, B SHARES, C SHARES AND TRUST SHARES) by Thomas D'Auria
Portfolio Manager
HSBC Asset Management (Americas), Inc.

The HSBC Investor Mid-Cap Fund seeks to achieve a higher rate of return than that generated by the Standard & Poor's Mid-Cap 400 Stock Index by investing at least 65% of its total assets in stocks of mid-sized companies with market capitalization, at time of acquisition, falling within the range of the Standard & Poor's Mid-Cap 400 Stock Index ($1 billion to $10 billion).

During the year ended October 31, 2000, the Class A Shares of the HSBC Investor Mid-Cap Fund returned 40.25% (without sales charge), and 40.59% for the Trust Shares'D'. That compared to a 34.62% return for the Lipper Mid-Cap Core Funds Index(1) and a 31.85% return for the Standard & Poor's Mid-Cap 400 Stock Index, respectively.

The year was difficult for mid-cap stocks. Investors responded to slowing corporate earnings and overall stock market volatility by rotating in and out of different sectors of the mid-cap market. Early in the period, richly-valued shares of money-losing technology companies outperformed other mid-cap stocks, even as investors concerned about the earnings of large technology companies' earnings fled those companies' shares. Later, however, similar concerns hurt mid-cap technology shares. Investors looking for stable earnings growth shifted their attention to food and utilities companies and other firms that were expected to provide steady if slow growth. Health-care stocks, and especially biotechnology shares, performed well throughout the period.

The Fund's strategy is to buy growth stocks at reasonable prices. We believe that approach hurt performance early in the period, as the most highly valued stocks provided the strongest returns. As technology stocks lost ground, we bought inexpensive shares of technology firms with strong growth prospects. That strategy led to an overweight position in technology, which hurt returns as other investors fled to shares of slower-growing, more stable firms during the remainder of the period. The Fund benefited from its overweight stake in health-care, and especially biotechnology stocks. Its underweight position in poor-performing sectors such as basic materials and commodity-based stocks also helped relative performance.

We expect mid-cap stocks' returns to move in line with the sector's earnings growth, leading to overall returns in the low double digits during the coming year. We believe that the market currently favors shares of slow-growing, relatively stable firms because of the uncertainties surrounding corporate earnings. We believe the Fund's overweight position in reasonably priced technology and health-care stocks should help it perform well in that environment. We will look to increase the Fund's stake in technology stocks if we see signs of a recovery in that sector.




--------------------------------------------------------------------------------

(1) The Lipper Mid-Cap Core Funds Index is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

HSBC INVESTOR MID-CAP FUND - AS OF OCTOBER 31, 2000

VALUE OF A $10,000 INVESTMENT



                             [GRAPH]


                                   HSBC Investor                       HSBC Investor                         Standard & Poor's
                                 Mid Cap Fund (A)2                    Mid Cap Fund Trust                     Mid Cap 400 Index
     7/1/1993                          10000                                 10000                                 10000
                                        9926                                  9897                                  9981
                                       10257                                 10240                                 10393
                                       10294                                 10240                                 10503
                                       10551                                 10479                                 10538
                                       10441                                 10377                                 10305
      Dec-93                           10662                                 10616                                 10783
                                       10882                                 10788                                 11035
                                       10625                                 10514                                 10878
                                       10221                                 10103                                 10374
                                       10294                                 10171                                 10451
                                       10257                                 10137                                 10352
                                       10074                                  9966                                  9996
                                       10515                                 10411                                 10335
                                       11029                                 10856                                 10876
                                       10588                                 10445                                 10673
                                       10809                                 10651                                 10790
                                       10257                                 10068                                 10303
      Dec-94                           10294                                 10103                                 10398
                                       10515                                 10342                                 10506
                                       10993                                 10788                                 11057
                                       11176                                 10959                                 11249
                                       11544                                 11336                                 11475
                                       11838                                 11575                                 11751
                                       12132                                 11884                                 12230
                                       12610                                 12329                                 12868
                                       12868                                 12568                                 13106
                                       13162                                 12842                                 13424
                                       13125                                 12808                                 13078
                                       13713                                 13390                                 13649
      Dec-95                           13713                                 13356                                 13615
                                       14044                                 13664                                 13813
                                       14338                                 13938                                 14282
                                       14559                                 14144                                 14453
                                       14853                                 14384                                 14895
                                       15184                                 14726                                 15096
                                       15000                                 14521                                 14870
                                       14044                                 13562                                 13864
                                       14816                                 14315                                 14663
                                       15515                                 14966                                 15303
                                       15662                                 15137                                 15347
                                       16434                                 15856                                 16212
      Dec-96                           16029                                 15445                                 16230
                                       17096                                 16473                                 16839
                                       17059                                 16438                                 16700
                                       16618                                 15959                                 15988
                                       16912                                 16233                                 16403
                                       18529                                 17774                                 17837
                                       19191                                 18425                                 18338
                                       20772                                 19932                                 20154
                                       20074                                 19212                                 20130
                                       21324                                 20411                                 21287
                                       20441                                 19521                                 20361
                                       20662                                 19760                                 20663
      Dec-97                           20993                                 20034                                 21465
                                       20478                                 19555                                 21056
                                       22059                                 21027                                 22801
                                       23015                                 21918                                 23829
                                       23456                                 22329                                 24264
                                       22978                                 21849                                 23172
                                       23529                                 22329                                 23318
                                       22353                                 21233                                 22414
                                       18015                                 17089                                 18242
                                       19228                                 18219                                 19945
                                       20331                                 19247                                 21727
                                       21544                                 20377                                 22812
      Dec-98                           22978                                 21712                                 25568
                                       23640                                 22329                                 24572
                                       22574                                 21301                                 23286
                                       23971                                 22603                                 23936
                                       25110                                 23664                                 25825
                                       25368                                 23870                                 25936
                                       26875                                 25274                                 27325
                                       26140                                 24589                                 26745
                                       25221                                 23664                                 25828
                                       25000                                 23459                                 25030
                                       26360                                 24692                                 26306
                                       29191                                 27363                                 27687
      Dec-99                           31801                                 29760                                 29332
                                       31287                                 29281                                 28506
                                       36360                                 33973                                 30501
                                       37537                                 35068                                 33054
                                       35588                                 33219                                 31900
                                       34412                                 32089                                 31501
                                       36765                                 34247                                 31964
                                       35515                                 33082                                 32469
                                       40404                                 37603                                 36094
                                       39265                                 36507                                 35847
      Oct-00                           36354                                 37059                                 34632



The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.



AVERAGE ANNUAL TOTAL RETURN

As of                               Inception     1       5       Since
October 31, 2000                     Date'D'     Year    Year    Inception
--------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund A(2)      7/1/93     33.20%   21.52%   18.39%
--------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund B(3)      7/1/93     35.53%   21.88%   18.37%
--------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund C(4)      7/1/93     38.53%   21.88%   18.37%
--------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust     7/1/93     40.59%   23.07%   19.55%
--------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.



--------------------------------------------------------------------------------
'D' Prior to July 1, 2000, HSBC Asset Management (Americas), Inc. managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund is measured against the Standard & Poor's 400 Mid-Cap Index, an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

HSBC INVESTOR BOND FUND (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES) HSBC INVESTOR FIXED INCOME FUND by Kenneth B. Dunn
Portfolio Manager
Miller Anderson & Sherrerd

The HSBC Investor Bond Fund and the HSBC Investor Fixed Income Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as "master-feeder," in which the HSBC Investor Bond Fund and the HSBC Investor Fixed Income Fund invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

The Portfolio invests primarily in fixed-income instruments such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities and similar securities issued by foreign governments and corporations. The Portfolio employs Miller Anderson & Sherrerd as sub-investment manager.

During the year ended October 31, 2000, the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 6.39% (without sales charge), and the shares of the HSBC Investor Fixed Income Fund produced a 6.98% return. The Funds' benchmarks, the Salomon Brothers Broad Investment-Grade Bond Fund Index and the Lipper Corporate Debt Funds A-Rated Average,(1) returned 7.28% and 5.52%, respectively.

For the year ended October 31, 2000, the portfolio turnover for the Portfolio was 440.49%. Portfolio turnover measures the amount of trading activity as a percentage of the total value of the portfolio. The largest positions in the Portfolio for the entire fiscal year were 30-year fixed rate U.S. agency mortgages. The most liquid manner to hold these mortgages is on a when-issued, or TBA ("To Be Announced") basis. Newly issued mortgages are sold for future settlement, which occurs once a month. On that settlement date, a holder of TBA mortgages can either take delivery of actual pools of U.S. agency mortgages (GNMA, FNMA or FHLMC) or trade the current month's mortgages for mortgages to be issued the following month. This trade is called TBA mortgage roll, and technically consists of the selling of the current month's TBA mortgages and purchasing the next month's TBA mortgages without actually changing the interest rate on or par value of the mortgage position.

The economy began the period growing considerably faster than the Fed's targeted 3% growth rate--the level at which the Fed believes the economy can grow without causing inflation to rise. The Fed raised short-term interest rates four times, for a total increase of 1.25 percentage points, in an effort to slow economic growth. Those rate hikes prompted fixed-income investors to sell bonds, causing yields to rise. For example, the yield on the 30-year Treasury bond rose from 6.16% at the beginning of our fiscal period to a high of around 7% in January.

We believe the Fed's rate increases were effective in slowing the economy and keeping inflation in check. The prospect for lower inflation, combined with an aggressive effort by the federal government to buy back long-term Treasury bonds, helped the bond markets to perform well during the second half of the period. The yield on the 30-year Treasury finished the period at 5.79%.

We believed that investors were overreacting to inflation fears, and that interest rates would decline somewhat. Therefore, in January we lengthened the duration of the Portfolio to 1.2 years longer than that of the Portfolio's benchmark, the Salomon Brothers Investment-Grade Bond Fund Index, to help lock in higher yields. That strategy benefited the Portfolio, as yields fell for the rest of the period. We reduced the Portfolio's duration as yields declined, until it was neutral to the benchmark as of October 31, 2000.*

We eliminated the Portfolio's position in Treasuries during the period. We felt that investors overreacted to the government's debt retirement program and pushed Treasury prices too high to make the securities attractive. Instead, we favored corporate bonds, agency issues and mortgage-backed securities--which we felt offered attractive yields relative to Treasuries.

We expect that economic growth will continue to slow during the coming year, allowing the Fed to either leave rates alone or cut them. Either scenario should benefit the bond markets. Furthermore, we believe the Portfolio should not be hurt by an economic slowdown, because its corporate holdings are all of very high quality. We will reduce the Portfolio's allocation to agency issues if agencies' yield advantage over Treasuries reverts to historical norms.

--------------------------------------------------------------------------------

(1) The Lipper Corporate Debt Funds A-Rated Average is an average of managed funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or in government issues. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in the underlying securities.

* Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

HSBC INVESTOR BOND FUND
HSBC INVESTOR FIXED INCOME FUND - AS OF OCTOBER 31, 2000

VALUE OF A $10,000 INVESTMENT

                              [GRAPH]

                                   HSBC Investor Bond Fund A            Salomon Bros. Broad
                                   (Investor)2                          Investment-Grade Bond Index
          8/26/1996                           9524                             10000
                                              9466                             10000
                                              9652                             10174
                                              9868                             10403
                                             10095                             10575
           Dec-96                             9997                             10481
                                             10031                             10522
                                             10082                             10533
                                              9958                             10427
                                             10102                             10576
                                             10199                             10676
                                             10314                             10803
                                             10583                             11095
                                             10501                             11000
                                             10628                             11162
                                             10726                             11322
                                             10761                             11375
           Dec-97                            10845                             11491
                                             10967                             11639
                                             10950                             11631
                                             11007                             11677
                                             11066                             11737
                                             11139                             11849
                                             11177                             11947
                                             11208                             11972
                                             11227                             12156
                                             11459                             12442
                                             11346                             12386
                                             11517                             12454
           Dec-98                            11539                             12493
                                             11662                             12585
                                             11461                             12364
                                             11542                             12435
                                             11602                             12477
                                             11465                             12362
                                             11362                             12320
                                             11256                             12271
                                             11230                             12262
                                             11389                             12409
                                             11423                             12446
                                             11441                             12446
           Dec-99                            11391                             12389
                                             11341                             12354
                                             11479                             12498
                                             11562                             12660
                                             11524                             12623
                                             11442                             12611
                                             11744                             12875
                                             11830                             12993
                                             11991                             13178
                                             12113                             13268
         10/31/2000                          12152                             13352





VALUE OF A $10,000 INVESTMENT

                              [GRAPH]


                                      HSBC Investor Fixed            Salomon Bros. Broad
                                      Income Fund                    Investment-Grade Bond Index
         1/9/1995                            10000                             10000
                                             10119                             10207
                                             10340                             10446
                                             10445                             10506
                                             10535                             10650
                                             10983                             11073
                                             11018                             11151
                                             10995                             11128
                                             11173                             11256
                                             11298                             11362
                                             11444                             11514
                                             11601                             11694
           Dec-95                            11741                             11855
                                             11839                             11936
                                             11640                             11733
                                             11573                             11648
                                             11533                             11563
                                             11506                             11556
                                             11649                             11706
                                             11609                             11737
                                             11736                             11720
                                             11926                             11924
                                             12153                             12192
                                             12389                             12394
           Dec-96                            12433                             12284
                                             12322                             12332
                                             12435                             12345
                                             12311                             12221
                                             12351                             12395
                                             12556                             12512
                                             12785                             12661
                                             13067                             13004
                                             12987                             12893
                                             13194                             13082
                                             13291                             13270
                                             13354                             13332
           Dec-97                            13463                             13468
                                             13613                             13641
                                             13609                             13632
                                             13658                             13685
                                             13685                             13756
                                             13841                             13887
                                             13893                             14002
                                             13949                             14031
                                             13979                             14247
                                             14228                             14582
                                             14124                             14516
                                             14338                             14596
           Dec-98                            14384                             14642
                                             14525                             14750
                                             14286                             14491
                                             14391                             14574
                                             14472                             14623
                                             14299                             14489
                                             14181                             14439
                                             14058                             14382
                                             14019                             14371
                                             14233                             14543
                                             14267                             14587
                                             14310                             14587
           Dec-99                            14229                             14520
                                             14189                             14479
                                             14371                             14648
                                             14495                             14838
                                             14442                             14794
                                             14334                             14781
                                             14712                             15090
                                             14841                             15228
                                             15046                             15445
                                             15205                             15550
         10/31/2000                          15306                             15649




The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN


As of                                        Inception        1          5       Since
October 31, 2000                                Date         Year       Year    Inception
-----------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund                1/9/95        6.98%      5.93%     7.55%
-----------------------------------------------------------------------------------------
HSBC Investor Bond Fund A (Investor)(2)       8/26/96        1.31%       N/A      4.77%
-----------------------------------------------------------------------------------------
HSBC Investor Bond Fund B(3)                   1/6/98        1.67%       N/A      2.37%
-----------------------------------------------------------------------------------------
HSBC Investor Bond Fund C(4)                  11/4/98        4.71%       N/A      2.88%
-----------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.
--------------------------------------------------------------------------------

The Funds are measured against the Salomon Brothers Broad Investment-Grade Bond Fund Index, an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Portfolio Reviews

HSBC INVESTOR OVERSEAS EQUITY FUND'D' (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)
HSBC INVESTOR INTERNATIONAL EQUITY FUND
by David Fisher
Portfolio Manager
Capital Guardian Trust Company

The HSBC Investor Overseas Equity Fund and the HSBC Investor International Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Fund employs a two-tier fund structure, known as "master-feeder", in which the HSBC Investor Overseas Equity Fund and the HSBC Investor International Equity Fund invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio").

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the United States, or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Portfolio employs Capital Guardian Trust Company (the "sub-investment manager") as sub-investment manager.

The Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned 3.05% (without sales charge), and the shares of the HSBC Investor International Equity Fund returned 4.05% for the year ended October 31, 2000. That compares to a -2.90% and 3.45% return for the Funds' benchmarks, the MSCI EAFE Index and the Lipper International Funds Index,(1) respectively.

Global markets were very volatile during the period. Information technology and telecommunications stocks performed poorly, as the correction in the U.S. technology sector spread globally. Technology shares in Asia were particularly hard-hit. Rising oil prices hurt other sectors, such as automobiles and chemicals. In this environment, investors favored energy, banking and food and beverage stocks.

The sub-investment manager's research-driven approach to investing is based on extensive field research and direct company contact. The Fund's large position in the technology sector dampened performance somewhat. However, our careful stock selection and focus on technology companies with earnings helped the Fund avoid the most severe losses in the sector. We found opportunities in consumer durables, food and beverage stocks, capital equipment and service stocks--sectors that enjoyed strong recoveries and were relatively unfazed by rising interest rates. The Fund's holdings in banks in the United Kingdom and Canada, as well as energy stocks in various markets, also helped to boost the returns.*

We anticipate improving returns from international markets going forward. The telecommunications sector will remain an important and fast-growing part of the global economy. We will continue to look for winners on the cutting edge of technology. A decline in the valuations of many foreign stocks has created buying opportunities among shares of some good companies. Europe should continue to be a good place to invest, in part because of the weakness of the Euro, which reduces the cost of stocks there. We also are encouraged by the prospects in Japan, where a new generation of highly competitive companies is emerging.





--------------------------------------------------------------------------------

'D' International investing involves increased risk and volatility.

(1) The Lipper International Funds Index is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Portfolio Reviews

HSBC INVESTOR OVERSEAS EQUITY FUND
HSBC INVESTOR INTERNATIONAL EQUITY FUND - AS OF OCTOBER 31, 2000

--------------------------------------------------------------------------------
Value of a $10,000 Investment



                                [GRAPH]

                                  HSBC Investor Overseas
                                  Equity Fund A (Investor)2              MSCI EAFE Index
          8/26/1996                           9497                             10000
                                              9383                             10000
                                              9630                             10268
                                              9639                             10166
                                             10066                             10573
           Dec-96                            10132                             10439
                                             10227                             10076
                                             10407                             10244
                                             10388                             10283
                                             10578                             10340
                                             11301                             11016
                                             11928                             11626
                                             12318                             11816
                                             13587                             10936
                                             12108                             11551
                                             10996                             10666
                                             10920                             10560
           Dec-97                            10932                             10654
                                             11404                             11144
                                             12194                             11861
                                             12628                             12229
                                             12791                             12329
                                             12579                             12272
                                             12387                             12367
                                             12387                             12496
                                             10595                             10950
                                             10393                             10617
                                             11212                             11727
                                             11876                             12331
           Dec-98                            12087                             12820
                                             12695                             12785
                                             12415                             12484
                                             13090                             13008
                                             13794                             13538
                                             13389                             12844
                                             14460                             13347
                                             14981                             13747
                                             15251                             13800
                                             15656                             13942
                                             16303                             14468
                                             17711                             14973
           Dec-99                            20392                             16320
                                             19474                             15286
                                             20607                             15700
                                             21056                             16312
                                             20021                             15457
                                             19006                             15082
                                             19992                             15675
                                             18840                             15021
                                             19221                             15155
                                             17561                             14420
         10/31/2000                          16800                             14082




--------------------------------------------------------------------------------
Value of a $10,000 Investment




                                [GRAPH]

                                     HSBC Investor International
                                     Equity Fund                          MSCI EAFE Index
          1/9/1995                           10000                             10000
                                              9740                              9616
                                              9800                              9588
                                              9910                             10186
                                             10300                             10569
                                             10440                             10443
                                             10330                             10260
                                             10902                             10899
                                             10771                             10483
                                             11002                             10688
                                             10831                             10401
                                             11012                             10690
           Dec-95                            11254                             11121
                                             11467                             11166
                                             11528                             11204
                                             11639                             11442
                                             12045                             11775
                                             12035                             11558
                                             12090                             11623
                                             11744                             11283
                                             11917                             11308
                                             12242                             11609
                                             12263                             11490
                                             12843                             11947
           Dec-96                            12950                             11793
                                             13085                             11381
                                             13324                             11567
                                             13397                             11609
                                             13667                             11670
                                             14644                             12430
                                             15497                             13115
                                             16027                             13327
                                             14779                             12332
                                             15788                             13023
                                             14301                             12022
                                             14197                             11899
           Dec-97                            14208                             12003
                                             14823                             12552
                                             15874                             13357
                                             16466                             13769
                                             16690                             13878
                                             16433                             13810
                                             16187                             13915
                                             16187                             14056
                                             13839                             12314
                                             13627                             11937
                                             14801                             13181
                                             15695                             13856
           Dec-98                            15975                             14403
                                             16806                             14361
                                             16443                             14018
                                             17356                             14604
                                             18292                             15195
                                             17777                             14413
                                             19217                             14975
                                             19930                             15420
                                             20305                             15476
                                             20878                             15632
                                             21744                             16217
                                             23652                             16781
           Dec-99                            27319                             18287
                                             26145                             17125
                                             27693                             17586
                                             28317                             18268
                                             26944                             17306
                                             25521                             16884
                                             26857                             17544
                                             25322                             16808
                                             25846                             16954
                                             23637                             16129
         10/31/2000                          22626                             15748


     The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

--------------------------------------------------------------------------------
Average Annual Total Return

As of                                              Inception   1        5        Since
October 31, 2000                                     Date     Year     Year    Inception
-----------------------------------------------------------------------------------------
HSBC Investor International Equity Fund              1/9/95    4.05%   15.87%    15.09%
-----------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund A (Investor)(2)  8/26/96   -2.11%    N/A      13.21%
-----------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund B(3)              1/6/98   -1.82%    N/A      14.64%
-----------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund C(4)             11/4/98    1.10%    N/A      20.43%
-----------------------------------------------------------------------------------------

     (2) Reflects the maximum sales charge of 5.00%.
     (3) Reflects the contingent deferred sales charge maximum 4.00%.
     (4) Reflects the contingent deferred sales charge maximum 1.00%.


--------------------------------------------------------------------------------

The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

HSBC INVESTOR OPPORTUNITY FUND'D' (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)
HSBC INVESTOR SMALL CAP EQUITY FUND
by Brian Stack
Portfolio Manager
MFS Institutional Advisers, Inc.

The HSBC Investor Opportunity Fund and the HSBC Investor Small Cap Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The HSBC Investor Opportunity Fund and the HSBC Investor Small Cap Equity Fund invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio").

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises. The Portfolio employs MFS Institutional Advisers, Inc., as sub-investment manager.

During the year ended October 31, 2000, the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a 54.54% return (without sales charge), and the shares of the HSBC Investor Small Cap Equity Fund produced a return of 55.59%. The Funds' benchmarks, the Russell 2000 Stock Index and the Lipper Small Cap Funds Index,(1) gained 17.41% and 29.58%, respectively.

Shares of small companies outperformed large-company stocks during the period. One reason: valuations of small-cap stocks began the period much lower than those of large-cap stocks. That said, stocks were extremely volatile during the period due to concerns about the strength of the U.S. economy and the possibility of rising inflation. Technology stocks were especially volatile: the sector posted strong gains through March, when inflation fears caused investors to sell tech shares. Technology stock prices continued to fluctuate widely during the rest of the period. Investors also began to shift assets from high-priced growth stocks to more value-oriented shares, which offered more stability in an uncertain environment.

The Portfolio employs a bottom-up fundamentals-based approach to investing in small and medium-sized companies. We focus on the merits of individual companies and their stock market valuations. We invest in shares of firms with strong earnings growth potential because we believe that relative earnings growth drives stock prices. That approach led the Portfolio to invest heavily in technology, health-care and energy stocks. Stocks that had the greatest impact on the Portfolio's performance include Caremark Rx, Inc. (5.37% of portfolio net assets on October 31, 2000), which provides pharmaceutical services, and RSA Security, Inc. (2.72%), a provider of Internet security.*

Small-company stocks continue to offer strong growth potential and more attractive valuations than large-company shares. As always, we will continue to invest in firms, that, we believe, have strong fundamentals, when their shares trade at attractive valuations. We expect to find such opportunities among shares of technology, energy and business services firms. We believe that the technology sector continues to offer the potential for tremendous growth, driven by networking at home and at work, as well as uses of technology to increase productivity. Many business services firms offer strong growth rates and predictable revenues.

--------------------------------------------------------------------------------
'D' Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

(1) The Lipper Small Cap Funds Index is comprised of managed funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalization of less than $1 billion at time of purchase. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME OF THE RETURNS SHOWN REFLECT A PERIOD OF UNUSUALLY FAVORABLE MARKET CONDITIONS, WHICH MAY BE DIFFICULT TO DUPLICATE.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

HSBC INVESTOR OPPORTUNITY FUND
HSBC INVESTOR SMALL CAP EQUITY FUND - AS OF OCTOBER 31, 2000

VALUE OF A $10,000 INVESTMENT


                                 [GRAPH]

                                    HSBC Investor Opportunity
                                    Fund A (Investor)2                Russell 2000 Stock Index
          9/23/1996                           9497                             10000
                                              9687                             10000
                                              9307                              9846
                                              9677                             10252
           Dec-96                             9501                             10520
                                              9805                             10730
                                              9501                             10470
                                              9007                              9976
                                              9169                             10004
                                             10337                             11117
                                             10907                             11593
                                             11525                             12133
                                             11667                             12410
                                             12399                             13319
                                             11753                             12734
                                             11724                             12651
           Dec-97                            11578                             12873
                                             11578                             12670
                                             12715                             13606
                                             13317                             14167
                                             13643                             14246
                                             13011                             13479
                                             13317                             13507
                                             12428                             12413
                                              9800                             10003
                                             10630                             10786
                                             11203                             11226
                                             11865                             11814
           Dec-98                            13080                             12545
                                             12965                             12712
                                             11808                             11682
                                             11934                             11864
                                             12471                             12928
                                             13080                             13116
                                             13932                             13710
                                             13511                             13333
                                             13164                             12840
                                             13143                             12843
                                             13869                             12895
                                             15751                             13665
           Dec-99                            19238                             15212
                                             18415                             14967
                                             22416                             17439
                                             21421                             16289
                                             20141                             15309
                                             19352                             14417
                                             21467                             15673
                                             20347                             15169
                                             22690                             16327
                                             21970                             15847
         10/31/2000                          21433                             15139



VALUE OF A $10,000 INVESTMENT

                                 [GRAPH]



                                        HSBC Investor Small Cap
                                        Equity Fund                     Russell 2000 Stock Index

          9/3/1996                           10000                             10000
                                             10900                             10391
                                             10630                             10231
                                             11060                             10652
           Dec-96                            10864                             10931
                                             11216                             11150
                                             10864                             10879
                                             10310                             10366
                                             10502                             10395
                                             11860                             11551
                                             12513                             12046
                                             13238                             12607
                                             13409                             12895
                                             14274                             13839
                                             13519                             13231
                                             13509                             13146
           Dec-97                            13336                             13376
                                             13336                             13165
                                             14655                             14138
                                             15354                             14721
                                             15738                             14803
                                             15005                             14005
                                             15354                             14035
                                             14340                             12899
                                             11318                             10394
                                             12277                             11207
                                             12942                             11664
                                             13720                             12275
           Dec-98                            15127                             13035
                                             14999                             13208
                                             13663                             12139
                                             13830                             12328
                                             14447                             13433
                                             15166                             13629
                                             16168                             14245
                                             15680                             13854
                                             15294                             13342
                                             15281                             13345
                                             16129                             13399
                                             18325                             14199
           Dec-99                            22418                             15806
                                             21502                             15552
                                             26180                             18120
                                             25011                             16926
                                             23517                             15907
                                             22573                             14980
                                             25039                             16286
                                             23757                             15762
                                             26504                             16965
                                             25673                             16466
         10/31/2000                          25095                             15731

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN

As of                                              Inception        1        Since
October 31, 2000                                      Date         Year    Inception
-------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund                   9/3/96       55.59%     24.76%
-------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund A (Investor)(2)       9/23/96       46.85%     20.43%
-------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund B(3)                   1/6/98       49.30%     23.44%
-------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund C(4)                  11/4/98       52.32%     36.38%
-------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

--------------------------------------------------------------------------------
The Funds are measured against the Russell 2000 Stock Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME OF THE RETURNS SHOWN REFLECT A PERIOD OF UNUSUALLY FAVORABLE MARKET CONDITIONS, WHICH MAY BE DIFFICULT TO DUPLICATE.

HSBC INVESTOR FUNDS                            SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND                       OCTOBER 31, 2000

--------------------------------------------------------------------------------
 MUNICIPAL BONDS  - 98.8%

                                                                            SHARES OR
                                                              MOODY'S/S&P   PRINCIPAL
                                                              RATINGS(b)      AMOUNT        VALUE
                                                              ----------      ------        -----
Brookhaven GO (FGIC Insured), 5.50%, 10/1/12................    Aaa/AAA     $  500,000   $   518,970
Erie County GO Series B (FGIC Insured), 5.38%, 6/15/07......    Aaa/AAA        250,000       261,158
Long Island Power Authority (LOC ABN Amro Bank NV), 4.55%,
 11/1/00*...................................................    AA3/AA       1,000,000     1,000,000
Metropolitan Transit Authority of New York, Transportation
 Facility Revenue  - Series C-1, 5.75%, 7/1/13..............    Baa1/A         285,000       301,425
Metropolitan Transit Authority of New York, Transportation
 Facility Revenue  - Series C-1 (FGIC Insured), 5.25%,
 7/1/17.....................................................    Aaa/AAA        720,000       710,899
Monroe County Airport Authority, Greater Rochester
 International Airport, AMT (MBIA Insured), 5.75%, 1/1/14...    Aaa/AAA        750,000       790,748
New York City GO Series H, 6.00%, 8/1/14....................     A2/A        1,000,000     1,047,090
New York City Housing Development Corp., 5.70%, 11/1/13.....    AA2/Aa         500,000       505,525
New York City Housing Development Corp., 5.60%, 11/1/19.....    Aa2/AA         100,000        99,077
New York City Transitional Financial Authority Revenue (FGIC
 Insured), 6.00%, 8/15/15...................................    Aaa/AAA      1,000,000     1,067,610
New York City Water Authority, 5.94%, 6/15/19**.............    Aaa/AAA      2,000,000       713,140
New York City, GO (LOC Morgan Guaranty Trust), 4.75%,
 11/1/00*...................................................    AA3/AAA      1,000,000     1,000,000
New York State Local Government Assistance Corp., Revenue,
 6.00%, 4/1/16, Prerefunded 4/1/05 @ 102....................    Aaa/AAA        190,000       204,850
New York State Local Government Assistance Corp., Revenue,
 6.00%, 4/1/16, Callable 4/1/05 @ 102.......................    A3/AA -        810,000       844,255
New York State Dormitory Authority Revenue, 6.25%,
 5/15/17....................................................     A3/A          375,000       398,996
New York State Dormitory Authority Revenue, Memorial Sloan
 Kettering Hospital, 5.50%, 7/1/23..........................    Aaa/AAA      1,300,000     1,315,924
New York State Dormitory Authority Revenue, City University,
 Series A (AMBAC Insured), 5.63%, 7/1/16....................    Aaa/AAA      1,000,000     1,051,120
New York State Dormitory Authority Revenue, Mental Health
 Service Facility Series B, 6.50%, 8/15/11..................     A3/A          225,000       252,758
New York State Dormitory Authority Revenue, Mental Health
 Services Series B, 5.50%, 8/15/17..........................     A3/A        1,000,000       995,030
New York State Dormitory Authority Revenue, Rockefeller
 University, 5.25%, 7/1/13..................................    Aaa/AAA        500,000       511,570
New York State Dormitory Authority Revenue, State University
 Educational Facilities, 5.75%, 5/15/09.....................     A3/A          500,000       527,315
New York State Dormitory Authority Revenues, The NY
 Presbyterian Hospital, 5.50%, 8/1/10 (AMBAC Insured).......    Aaa/AAA        750,000       786,563
New York State Dormitory Authority Revenues, The NY
 Presbyterian Hospital, 6.00%, 7/1/19, Callable 7/1/09 @ 101
 (AMBAC Insured)............................................    Aaa/AAA        350,000       368,669
New York State Energy Research & Development Pollution
 Control Revenue for Niagara Mohawk Power Corp., AMT (LOC
 Toronto Dominion Bank), 4.65%, 11/1/00*....................    AA2/NR         300,000       300,000
New York State Environmental Facility Corp., 5.70%,
 1/15/14....................................................    Aaa/Aaa      1,000,000     1,051,580
New York State Housing Finance Agency, Service Contract,
 5.88%, 9/15/14.............................................    Baa1/A       1,000,000     1,019,400
New York State Mortgage Agency Revenue, AMT, 5.60%,
 10/1/14....................................................    Aa1/AA       1,000,000     1,013,540
New York State Thruway Authority, Service Contract Revenue,
 5.88%, 4/1/14..............................................    Aa/AAA       1,000,000     1,061,710
New York State Urban Development Corp., Revenue, 5.75%,
 4/1/12.....................................................    Baa1/A         500,000       529,395
New York State Urban Development Corp., Revenue, 5.75%,
 4/1/12.....................................................    Baa1/A       1,000,000     1,037,400
Port Authority of New York & New Jersey, 85th Series, 5.38%,
 3/1/28.....................................................    A1/AA -      1,100,000     1,082,576
Port Authority of New York & New Jersey, Special Obligation,
 Revenue, JFK International Terminal, AMT (MBIA Insured),
 5.75%, 12/1/22.............................................    Aaa/AAA        500,000       507,565
                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $20,055,481)..............................................    22,875,858
                                                                                         -----------

----------------------------------------------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.2%
Provident New York Tax-Free Money Market Fund............................       41,681        41,681
                                                                                         -----------
TOTAL INVESTMENT COMPANIES (Cost $41,681).............................................        41,681
                                                                                         -----------

                                   Continued

HSBC INVESTOR FUNDS                            SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND                       OCTOBER 31, 2000

                                                                                            VALUE
                                                                                            -----
TOTAL INVESTMENTS (COST $22,097,161)(A) - 99.0%.                                          22,917,539
                                                                                         -----------
OTHER ASSETS IN EXCESS OF LIABILITIES  - 1.0%.........................................       240,179
                                                                                         -----------
NET ASSETS  - 100.0%..................................................................   $23,157,718
                                                                                         -----------
                                                                                         -----------

---------

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.....................................  $822,522
    Unrealized depreciation.....................................    (2,144)
                                                                  --------
    Net unrealized appreciation.................................  $820,378
                                                                  --------
                                                                  --------

(b) The Moody's and Standard & Poor's ('S&P') ratings indicated are believed to be the most recent ratings available at October 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While Moody's and S&P may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. These ratings are unaudited.

AMBAC     -- American Municipal Bond Assurance Corporation
             Interest on security is subject to Federal Alternative
AMT       -- Minimum Tax
FGIC      -- Federal Guaranty Insurance Corporation
GO        -- General Obligation
LOC       -- Letter of Credit
MBIA      -- Municipal Bond Insurance Association

At October 31, 2000, the fund's open future contracts were as follows:

                                                                                                   UNREALIZED
                                                              NUMBER OF   EXPIRATION   CONTRACT   DEPRECIATION
                       SHORT CONTRACT                         CONTRACTS      DATE       VALUE     OF CONTRACTS
------------------------------------------------------------  ---------   ----------   --------   ------------
Muni Bond Future............................................     10        12/19/00    $995,625     $(10,993)
                                                                                                    --------
                                                                                                    --------

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at October 31, 2000. The date presented reflects the next rate change date.

** Rate presented indicates effective yield at time of purchase.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value (cost
 $22,097,161)..........................            $22,917,539
Cash...................................                 35,316
Interest & dividends receivable........                267,609
Receivable for capital shares issued...                  6,000
Variation margin receivable on open
 futures contracts.....................                  3,438
Prepaid expenses.......................                    836
                                                   -----------
   TOTAL ASSETS........................             23,230,738
LIABILITIES:
Dividends payable......................  $50,395
Payable for capital shares redeemed....      163
Accrued expenses and other liabilities:
 Investment management.................    4,945
 Administration........................    1,636
 Distribution..........................      239
 Shareholder servicing.................    3,598
 Other.................................   12,044
                                         -------
   TOTAL LIABILITIES...................                 73,020
                                                   -----------
NET ASSETS.............................            $23,157,718
                                                   -----------
                                                   -----------
COMPOSITION OF NET ASSETS:
Capital................................            $22,955,312
Dividends in excess of accumulated net
 investment income.....................                (37,574)
Accumulated net realized losses from
 investment and futures transactions...               (569,405)
Unrealized appreciation from
 investments and futures...............                809,385
                                                   -----------
NET ASSETS.............................            $23,157,718
                                                   -----------
                                                   -----------
CLASS A (INVESTOR) SHARES
Net Assets.............................            $12,400,553
Shares Outstanding.....................              1,193,808
Net Asset Value and Redemption Price
 per share.............................            $     10.39
                                                   -----------
                                                   -----------

Maximum Offering Price per share (Net
 asset value/(100% -- maximum sales
 charge of 4.75%)).....................            $     10.91
                                                   -----------
                                                   -----------

CLASS B SHARES
Net Assets.............................            $   827,672
Shares Outstanding.....................                 79,763
Net Asset Value, Offering Price and
 Redemption Price per share*...........            $     10.38
                                                   -----------
                                                   -----------

CLASS C SHARES
Net Assets.............................            $   415,783
Shares Outstanding.....................                 39,897
Net Asset Value, Offering Price and
 Redemption Price per share*...........            $     10.42
                                                   -----------
                                                   -----------

CLASS Y (ADVISER) SHARES
Net Assets.............................            $ 9,513,710
Shares Outstanding.....................                915,952
Net Asset Value, Offering Price and
 Redemption Price per share............            $     10.39
                                                   -----------
                                                   -----------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000
INVESTMENT INCOME:
Interest................................            $1,411,153
Dividend................................                 4,677
                                                    ----------
   TOTAL INVESTMENT INCOME..............             1,415,830
EXPENSES:
Investment management...................  $64,112
Administration..........................   20,846
Distribution:
 Class B Shares.........................    4,631
 Class C Shares.........................    2,132
Shareholder servicing:
 Class A (Investor) Shares..............   38,644
 Class B Shares.........................    1,563
 Class C Shares.........................      704
Accounting..............................   45,614
Custodian...............................    9,174
Transfer agent..........................   53,747
Other...................................    9,823
                                          -------
 Total expenses before fee reductions
   and reimbursements...................               250,990
 Fee reductions and reimbursements......               (27,652)
                                                    ----------
 NET EXPENSES...........................               223,338
                                                    ----------
NET INVESTMENT INCOME...................             1,192,492
                                                    ----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized losses from investment and
 futures transactions...................              (453,209)
Change in unrealized
 appreciation/depreciation from
 investments and futures................             1,251,385
                                                    ----------
Net realized/unrealized gains from from
 investments and futures................               798,176
                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................            $1,990,668
                                                    ----------
                                                    ----------

---------
*Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                      OCTOBER 31,
                                                              ----------------------------
                                                                 2000             1999
                                                              -----------      -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $ 1,192,492      $ 1,325,626
 Net realized losses from investment and futures
   transactions.............................................     (453,209)        (116,195)
 Change in unrealized appreciation/depreciation from
   investments and futures..................................    1,251,385       (2,293,233)
                                                              -----------      -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    1,990,668       (1,083,802)
                                                              -----------      -----------
DIVIDENDS:
 Net investment income:
   Class A (Investor) Shares................................     (710,880)        (909,157)
   Class B Shares...........................................      (23,831)         (21,353)
   Class C Shares (a).......................................      (10,608)          (5,591)
   Class Y (Adviser) Shares.................................     (447,173)        (388,326)
 In excess of net investment income:
   Class A (Investor) Shares................................      (19,831)            (858)
   Class B Shares...........................................       (1,379)             (23)
   Class C Shares (a).......................................         (646)              --
   Class Y (Adviser) Shares.................................      (14,516)            (320)
 Net realized gains from investment and futures
   transactions:
   Class A (Investor) Shares................................           --          (32,437)
   Class B Shares...........................................           --             (900)
   Class Y (Adviser) Shares.................................           --          (12,643)
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (1,228,864)      (1,371,608)
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........   (4,610,671)      (2,950,317)
                                                              -----------      -----------
CHANGE IN NET ASSETS........................................   (3,848,867)      (5,405,727)
NET ASSETS:
 Beginning of period........................................   27,006,585       32,412,312
                                                              -----------      -----------
 End of period..............................................  $23,157,718      $27,006,585
                                                              -----------      -----------
                                                              -----------      -----------

---------

 (a) The Fund commenced offering Class C Shares on November 4, 1998.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                               2000        1999        1998        1997        1996
                                                              -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 10.08     $ 10.93     $ 10.64     $ 10.30     $ 10.38
                                                              -------     -------     -------     -------     -------
INVESTMENT ACTIVITIES:
 Net investment income......................................     0.46        0.46        0.47        0.45        0.54
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................     0.33       (0.83)       0.33        0.36       (0.01)
                                                              -------     -------     -------     -------     -------
 Total from investment activities...........................     0.79       (0.37)       0.80        0.81        0.53
                                                              -------     -------     -------     -------     -------
DIVIDENDS:
 Net investment income......................................    (0.46)      (0.46)      (0.47)      (0.45)      (0.54)
 In excess of net investment income.........................    (0.02)      (0.00)*        --          --          --
 Net realized gains from investment and futures
   transactions.............................................       --       (0.02)      (0.04)      (0.02)      (0.07)
                                                              -------     -------     -------     -------     -------
 Total dividends............................................    (0.48)      (0.48)      (0.51)      (0.47)      (0.61)
                                                              -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD..............................  $ 10.39     $ 10.08     $ 10.93     $ 10.64     $ 10.30
                                                              -------     -------     -------     -------     -------
                                                              -------     -------     -------     -------     -------
TOTAL RETURN (EXCLUDES SALES CHARGE)........................     8.03%      (3.62)%      7.65%       8.22%       4.75%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................  $12,401     $17,568     $23,153     $20,794     $ 6,353
Ratio of expenses to average net assets.....................     0.93%       0.96 %      0.95%       0.92%       0.58%
Ratio of net investment income to average net assets........     4.60%       4.22 %      4.28%       4.46%       4.78%
Ratio of expenses to average net assets (a).................     1.06%       1.21 %      1.20%       1.55%       2.21%
Portfolio turnover (b)......................................    34.12%      46.56 %    100.35%     163.46%     178.11%

---------

 *  Less than $0.005 per share.
(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE YEARS           FOR THE PERIOD
                                                               ENDED OCTOBER 31,         JANUARY 6, 1998
                                                              -------------------        TO OCTOBER 31,
                                                                2000       1999              1998(a)
                                                              --------   --------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.07     $10.92             $10.81
                                                               ------     ------             ------
INVESTMENT ACTIVITIES:
 Net investment income......................................     0.39       0.38               0.37
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................     0.33      (0.83)              0.11
                                                               ------     ------             ------
 Total from investment activities...........................     0.72      (0.45)              0.48
                                                               ------     ------             ------
DIVIDENDS:
 Net investment income......................................    (0.39)     (0.38)             (0.37)
 In excess of net investment income.........................    (0.02)     (0.00)*               --
 Net realized gains from investment and futures
   transactions.............................................       --      (0.02)                --
                                                               ------     ------             ------
 Total dividends............................................    (0.41)     (0.40)             (0.37)
                                                               ------     ------             ------
NET ASSET VALUE, END OF PERIOD..............................   $10.38     $10.07             $10.92
                                                               ------     ------             ------
                                                               ------     ------             ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................     7.27%     (4.30)%             4.50%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................   $  828     $  564             $  618
Ratio of expenses to average net assets.....................     1.70%      1.71 %             1.70%(c)
Ratio of net investment income to average net assets........     3.81%      3.48 %             3.53%(c)
Ratio of expenses to average net assets (d).................     1.74%      1.96 %             1.95%(c)
Portfolio turnover (e)......................................    34.12%     46.56 %           100.35%

---------

 *  Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE YEAR        FOR THE PERIOD
                                                                 ENDED           NOVEMBER 4, 1998
                                                              OCTOBER 31,         TO OCTOBER 31,
                                                                  2000                1999(a)
                                                              ------------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.11               $10.90
                                                                 ------               ------
INVESTMENT ACTIVITIES:
 Net investment income......................................       0.39                 0.34
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................       0.33                (0.77)
                                                                 ------               ------
 Total from investment activities...........................       0.72                (0.43)
                                                                 ------               ------
DIVIDENDS:
 Net investment income......................................      (0.39)               (0.34)
 In excess of net investment income.........................      (0.02)                  --
 Net realized gains from investment and futures
   transactions.............................................         --                (0.02)
                                                                 ------               ------
 Total dividends............................................      (0.41)               (0.36)
                                                                 ------               ------
NET ASSET VALUE, END OF PERIOD..............................     $10.42               $10.11
                                                                 ------               ------
                                                                 ------               ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       7.23%               (4.10)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  416               $  256
Ratio of expenses to average net assets.....................       1.71%                1.70 %(c)
Ratio of net investment income to average net assets........       3.77%                3.46 %(c)
Ratio of expenses to average net assets (d).................       1.73%                2.02 %(c)
Portfolio turnover (e)......................................      34.12%               46.56 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS Y (ADVISER) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                            FOR THE PERIOD
                                                                   FOR THE YEARS ENDED OCTOBER 31,           JULY 1, 1996
                                                              -----------------------------------------     TO OCTOBER 31,
                                                               2000         1999       1998       1997         1996(a)
                                                              ------       ------     ------     ------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $10.07       $10.93     $10.64     $10.30         $10.18
                                                              ------       ------     ------     ------         ------
INVESTMENT ACTIVITIES:
 Net investment income......................................    0.49         0.48       0.49       0.46           0.16
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................    0.34        (0.84)      0.33       0.36           0.12
                                                              ------       ------     ------     ------         ------
 Total from investment activities...........................    0.83        (0.36)      0.82       0.82           0.28
                                                              ------       ------     ------     ------         ------
DIVIDENDS:
 Net investment income......................................   (0.49)       (0.48)     (0.49)     (0.46)         (0.16)
 In excess of net investment income.........................   (0.02)       (0.00)*       --         --             --
 Net realized gains from investment and futures
   transactions.............................................      --        (0.02)     (0.04)     (0.02)            --
                                                              ------       ------     ------     ------         ------
 Total dividends............................................   (0.51)       (0.50)     (0.53)     (0.48)         (0.16)
                                                              ------       ------     ------     ------         ------
NET ASSET VALUE, END OF PERIOD..............................  $10.39       $10.07     $10.93     $10.64         $10.30
                                                              ------       ------     ------     ------         ------
                                                              ------       ------     ------     ------         ------
TOTAL RETURN................................................    8.41%       (3.45)%     7.87%      8.38%          3.52%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................  $9,514       $8,619     $8,641     $8,901         $8,233
Ratio of expenses to average net assets.....................    0.69%        0.71 %     0.70%      0.78%          0.60%(c)
Ratio of net investment income to average net assets........    4.82%        4.49 %     4.53%      4.66%          4.78%(c)
Ratio of expenses to average net assets (d).................    0.78%        0.96 %     0.95%      1.27%          2.26%(c)
Portfolio turnover (e)......................................   34.12%       46.56 %   100.35%    163.46%        178.11%

---------

 *  Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS                            SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR EQUITY FUND                                       OCTOBER 31, 2000

--------------------------------------------------------------
 COMMON STOCKS  - 100.0%
                                       SHARES        VALUE
                                      ---------   ------------

AEROSPACE/DEFENSE  - 1.2%
General Dynamics Corp...............     38,300   $  2,740,844
                                                  ------------
AUTO MANUFACTURERS  - 1.3%
General Motors Corp.................     46,869      2,911,737
                                                  ------------
AUTO PARTS & EQUIPMENT  - 0.5%
TRW, Inc............................     28,200      1,184,400
                                                  ------------
BANKING & FINANCE  - 15.7%
Associates First Capital Corp.......     59,617      2,213,281
Bank One Corp.......................     25,100        916,150
Chase Manhattan Corp................    121,700      5,537,350
Citigroup, Inc......................    155,532      8,184,871
Federal National Mortgage Assn......     46,550      3,584,350
First Union Corp....................     66,900      2,027,906
Household International, Inc........     48,500      2,440,156
MBNA Corp...........................    109,200      4,101,825
Merrill Lynch & Co..................      6,600        462,000
Morgan Stanley Dean Witter & Co.....     52,800      4,240,500
Wells Fargo & Co....................     57,100      2,644,444
                                                  ------------
                                                    36,352,833
                                                  ------------
CHEMICALS  - 0.4%
Air Products and Chemicals, Inc.....     25,600        955,200
                                                  ------------
COMPUTER SERVICES  - 0.4%
VeriSign, Inc. (b)..................      6,300        831,600
                                                  ------------
COMPUTER SOFTWARE  - 4.7%
America Online, Inc. (b)............     25,500      1,285,965
Microsoft Corp. (b).................     57,000      3,925,875
Oracle Corp. (b)....................    112,000      3,696,000
Veritas Software Corp. (b)..........     10,100      1,424,258
Yahoo!, Inc. (b)....................      8,000        469,000
                                                  ------------
                                                    10,801,098
                                                  ------------
COMPUTERS  - 9.5%
Cisco Systems, Inc. (b).............    149,300      8,043,537
Dell Computer Corp. (b).............    131,500      3,879,249
Electronic Data Systems.............     49,550      2,325,753
EMC Corp. (b).......................     24,400      2,173,125
International Business Machines
 Corp...............................     36,350      3,580,475
Sun Microsystems, Inc. (b)..........     17,300      1,918,138
                                                  ------------
                                                    21,920,277
                                                  ------------
CONSUMER MANUFACTURING  - 7.4%
General Electric Co.................    128,500      7,043,406
Harley-Davidson, Inc................     51,000      2,457,563
Tyco International Ltd..............    132,600      7,516,762
                                                  ------------
                                                    17,017,731
                                                  ------------
CONSUMER PRODUCTS  - 2.6%
Colgate-Palmolive Co................     44,700      2,626,572
Kimberly-Clark Corp.................     40,150      2,649,900
Newell Rubbermaid, Inc..............     32,750        628,391
                                                  ------------
                                                     5,904,863
                                                  ------------


--------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                       SHARES        VALUE
                                      ---------   ------------
ELECTRICAL SERVICES  - 1.8%
Edison International................     58,100   $  1,387,138
FPL Group, Inc......................     41,900      2,765,400
                                                  ------------
                                                     4,152,538
                                                  ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 11.7%
Altera Corp. (b)....................    135,000      5,526,562
Applied Materials, Inc. (b).........      9,800        520,625
Flextronics International Ltd.
 (b)................................     69,300      2,633,400
Intel Corp..........................    137,300      6,178,499
Koninklijke (Royal) Philips
 Electronics NV, ADR................     81,331      3,248,157
PMC-Sierra, Inc. (b)................     13,200      2,237,400
Solectron Corp. (b).................    125,600      5,526,400
Thermo Electron Corp. (b)...........     32,750        949,750
                                                  ------------
                                                    26,820,793
                                                  ------------
FOREST PRODUCTS & PAPER  - 1.0%
Weyerhaeuser Co.....................     46,850      2,199,022
                                                  ------------
HEALTH CARE  - 2.7%
Bausch & Lomb, Inc..................     23,950        923,572
Becton Dickinson & Co...............     42,100      1,410,350
Guidant Corp. (b)...................     19,500      1,032,281
Medtronic, Inc......................     54,500      2,960,031
                                                  ------------
                                                     6,326,234
                                                  ------------
INSURANCE  - 4.4%
Allstate Corp.......................     73,700      2,966,425
American International Group........     38,850      3,807,300
Loews Corp..........................      6,700        609,281
Metlife, Inc. (b)...................     97,900      2,704,488
                                                  ------------
                                                    10,087,494
                                                  ------------
MEDIA  - 5.3%
AT&T - Liberty Media Group (b)......    214,800      3,866,400
Comcast Corp. (b)...................     33,000      1,344,750
Knight-Ridder, Inc..................     22,850      1,148,213
News Corporation Ltd. ADR...........     54,550      1,974,028
Time Warner, Inc....................     51,800      3,932,138
                                                  ------------
                                                    12,265,529
                                                  ------------
METALS - DIVERSIFIED  - 0.5%
Alcan Aluminum Ltd..................     36,700      1,158,344
                                                  ------------
OIL & GAS  - 4.0%
Conoco, Inc., Class B...............     92,250      2,508,047
Exxon Mobil Corp....................     27,450      2,448,197
Texaco, Inc.........................     47,700      2,817,281
USX-Marathon Group, Inc.............     51,150      1,390,641
                                                  ------------
                                                     9,164,166
                                                  ------------
PHARMACEUTICALS  - 8.6%
Abbott Laboratories.................     48,100      2,540,281
Bristol-Myers Squibb Co.............     50,950      3,104,766
Pfizer, Inc.........................    173,850      7,508,147
Pharmacia Corp......................     40,787      2,243,285
Schering-Plough Corp................     83,900      4,336,581
                                                  ------------
                                                    19,733,060
                                                  ------------

                                   Continued

HSBC INVESTOR FUNDS                            SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR EQUITY FUND                                       OCTOBER 31, 2000

--------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                       SHARES        VALUE
                                      ---------   ------------
RETAIL  - 6.1%
Home Depot, Inc.....................     88,100   $  3,788,300
Kohl's Corp. (b)....................     80,600      4,367,512
Target Corp.........................     87,750      2,424,094
Tricon Global Restaurants, Inc.
 (b)................................     41,700      1,251,000
Wal-Mart Stores, Inc................     51,000      2,314,125
                                                  ------------
                                                    14,145,031
                                                  ------------
TELECOMMUNICATIONS  - 9.5%
Amdocs Ltd. (b).....................     25,800      1,672,163
AT&T Wireless Group (b).............     57,900      1,443,881
JDS Uniphase Corp. (b)..............     16,300      1,327,431
Motorola, Inc.......................     78,750      1,963,828
Nokia OYJ ADR.......................     75,900      3,244,725
Nortel Networks Corp................     42,300      1,924,650
Qwest Communications International,
 Inc. (b)...........................     21,801      1,060,074
Verizon Communications..............     67,800      3,919,688
Vodafone Group PLC ADR..............    100,900      4,294,556
Worldcom, Inc. (b)..................     41,000        973,750
                                                  ------------
                                                    21,824,746
                                                  ------------
TRANSPORTATION  - 0.7%
Burlington Northern Santa Fe
 Corp...............................     62,750      1,666,797
                                                  ------------
TOTAL COMMON STOCKS
 (Cost $181,810,660)................               230,164,337
                                                  ------------


--------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.1%
                                       SHARES        VALUE
                                      ---------   ------------
Dreyfus Cash Management Fund........  2,429,188   $  2,429,188
                                                  ------------

TOTAL INVESTMENT COMPANIES (Cost
 $2,429,188)........................                 2,429,188
                                                  ------------

TOTAL INVESTMENTS
 (Cost $184,239,848) (a)  -
 101.1%.............................               232,593,525

LIABILITIES IN EXCESS OF OTHER
 ASSETS  - (1.1)%..................                 (2,454,442)
                                                  ------------

NET ASSETS  - 100.0%................              $230,139,083
                                                  ------------
                                                  ------------

---------

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $ 1,281,392. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation                        $ 57,120,242
    Unrealized depreciation                         (10,047,957)
                                                   ------------
    Net unrealized appreciation                    $ 47,072,285
                                                   ------------
                                                   ------------

(b) Represents non-income producing security.

ADR--American Depositary Receipt
NV --Naamloze Vennootschap (Dutch Corp.)
PLC--Public Limited Company

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value (cost
 $184,239,848).....................               $232,593,525
Cash...............................                    278,235
Dividends receivable...............                    119,337
Receivable for investments sold....                  1,404,409
Receivable for capital shares
 issued............................                        494
Prepaid expenses...................                      5,993
                                                  ------------
   TOTAL ASSETS....................                234,401,993
LIABILITIES:
Payable for investments
 purchased.........................  $  881,943
Payable for capital shares
 redeemed..........................   3,221,763
Accrued expenses and other
 liabilities:
 Investment management.............      82,881
 Administration....................      15,896
 Distribution......................       2,380
 Shareholder servicing.............       5,521
 Other.............................      52,526
                                     ----------
   TOTAL LIABILITIES...............                  4,262,910
                                                  ------------
NET ASSETS.........................               $230,139,083
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital............................               $188,832,199
Accumulated net realized losses
 from investment and futures
 transactions......................                 (7,046,793)
Unrealized appreciation from
 investments.......................                 48,353,677
                                                  ------------
NET ASSETS.........................               $230,139,083
                                                  ------------
                                                  ------------
CLASS A (INVESTOR) SHARES
Net Assets.........................               $ 22,558,034
Shares Outstanding.................                  1,290,690
Net Asset Value and Redemption
 Price per share...................               $      17.48
                                                  ------------
                                                  ------------
Maximum Offering Price per share
 (Net asset value/(100% -- maximum
 sales charge of 5.00%))...........               $      18.40
                                                  ------------
                                                  ------------
CLASS B SHARES
Net Assets.........................               $  1,604,391
Shares Outstanding.................                     92,930
Net Asset Value, Offering Price and
 Redemption Price per share*.......               $      17.26
                                                  ------------
                                                  ------------
CLASS C SHARES
Net Assets.........................               $  1,204,243
Shares Outstanding.................                     69,375
Net Asset Value, Offering Price and
 Redemption Price per share*.......               $      17.36
                                                  ------------
                                                  ------------
CLASS Y (ADVISER) SHARES
Net Assets.........................               $204,772,415
Shares Outstanding.................                 11,712,393
Net Asset Value, Offering Price and
 Redemption Price per share........               $      17.48
                                                  ------------
                                                  ------------

--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
Dividend.............................               $ 3,431,006
EXPENSES:
Investment management................  $1,198,382
Administration.......................     221,678
Distribution:
 Class B Shares......................      12,524
 Class C Shares......................      10,437
Shareholder servicing:
 Class A (Investor) Shares...........      63,134
 Class B Shares......................       4,203
 Class C Shares......................       3,418
Accounting...........................      71,043
Custodian............................      68,200
Transfer agent.......................      69,628
Legal................................      95,048
Other................................     131,078
                                       ----------
 TOTAL EXPENSES......................                 1,948,773
                                                    -----------
NET INVESTMENT INCOME................                 1,482,233
                                                    -----------
NET REALIZED/UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENTS:
Net realized losses from investment
 and futures transactions............                (6,289,505)
Change in unrealized
 appreciation/depreciation from
 investments and futures.............                     3,280
                                                    -----------
Net realized/unrealized losses from
 investments and futures.............                (6,286,225)
                                                    -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS..........................               $(4,803,992)
                                                    -----------
                                                    -----------

---------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE YEARS ENDED
                                                                        OCTOBER 31,
                                                              --------------------------------
                                                                  2000               1999
                                                              ------------      --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $ 1,482,233        $  1,296,119
 Net realized gains/(losses) from investment and futures
   transactions.............................................   (6,289,505)         26,280,422
 Change in unrealized appreciation/depreciation from
   investment and futures transactions......................        3,280          19,851,181
                                                              ------------       ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   (4,803,992)         47,427,722
                                                              ------------       ------------
DIVIDENDS:
 Net investment income:
   Class A (Investor) Shares................................      (93,579)            (63,369)
   Class Y (Adviser) Shares.................................   (1,530,830)         (1,164,923)
 In excess of net investment income:
   Class B Shares...........................................           --                (449)
   Class C Shares (a).......................................           --              (1,888)
 Net realized gains from investment and futures
   transactions:
   Class A (Investor) Shares................................   (2,540,730)           (546,206)
   Class B Shares...........................................     (164,600)            (23,569)
   Class C Shares (a).......................................     (140,798)               (295)
   Class Y (Adviser) Shares.................................  (23,138,028)         (4,883,735)
                                                              ------------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............  (27,608,565)         (6,684,434)
                                                              ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........  (14,133,632)            928,285
                                                              ------------       ------------
CHANGE IN NET ASSETS........................................  (46,546,189)         41,671,573
NET ASSETS:
 Beginning of period........................................  276,685,272         235,013,699
                                                              ------------       ------------
 End of period.............................................. $230,139,083        $276,685,272
                                                             ------------        ------------
                                                             ------------        ------------

---------
(a) The Fund commenced offering Class C Shares on November 4, 1998.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                               2000         1999        1998        1997        1996
                                                              -------      -------     -------     -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 19.89      $ 16.95     $ 15.00     $ 11.93     $10.24
                                                              -------      -------     -------     -------     ------
INVESTMENT ACTIVITIES:
   Net investment income....................................     0.06         0.05        0.05        0.07       0.19
   Net realized and unrealized gains/(losses) from
    investment and futures transactions.....................    (0.51)        3.32        2.80        3.32       1.67
                                                              -------      -------     -------     -------     ------
   Total from investment activities.........................    (0.45)        3.37        2.85        3.39       1.86
                                                              -------      -------     -------     -------     ------
DIVIDENDS:
   Net investment income....................................    (0.07)       (0.04)      (0.05)      (0.10)     (0.17)
   Net realized gains from investment and futures
    transactions............................................    (1.89)       (0.39)      (0.85)      (0.22)        --
                                                              -------      -------     -------     -------     ------
   Total dividends..........................................    (1.96)       (0.43)      (0.90)      (0.32)     (0.17)
                                                              -------      -------     -------     -------     ------
NET ASSET VALUE, END OF PERIOD..............................  $ 17.48      $ 19.89     $ 16.95     $ 15.00     $11.93
                                                              -------      -------     -------     -------     ------
                                                              -------      -------     -------     -------     ------
TOTAL RETURN (EXCLUDES SALES CHARGE)........................    (2.38)%      20.23%      19.98%      28.92%     18.30%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................  $22,558      $27,942     $23,559     $12,363     $3,918
Ratio of expenses to average net assets.....................     0.93 %       0.94%       1.03%       1.21%      1.28%
Ratio of net investment income to average net assets........     0.34 %       0.26%       0.30%       0.48%      1.83%
Ratio of expenses to average net assets.....................     0.93 %       0.94%       1.03%       1.28%(a)   1.59%(a)
Portfolio turnover (b)......................................    91.81 %      70.85%     176.34%      99.02%     86.18%

---------

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                FOR THE YEARS ENDED          FOR THE PERIOD
                                                                    OCTOBER 31,              JANUARY 6, 1998
                                                              ------------------------       TO OCTOBER 31,
                                                               2000              1999            1998(a)
                                                              ------            ------       ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $19.74            $16.92           $14.88
                                                              ------            ------           ------
INVESTMENT ACTIVITIES:
   Net investment loss......................................   (0.07)            (0.08)           (0.01)
   Net realized and unrealized gains/(losses) from
    investment and futures transactions.....................   (0.52)             3.30             2.07
                                                              ------            ------           ------
   Total from investment activities.........................   (0.59)             3.22             2.06
                                                              ------            ------           ------
DIVIDENDS:
   Net investment income....................................      --                --            (0.02)
   In excess of net investment income.......................      --             (0.01)              --
   Net realized gains from investment and futures
    transactions............................................   (1.89)            (0.39)              --
                                                              ------            ------           ------
   Total dividends..........................................   (1.89)            (0.40)           (0.02)
                                                              ------            ------           ------
NET ASSET VALUE, END OF PERIOD..............................  $17.26            $19.74           $16.92
                                                              ------            ------           ------
                                                              ------            ------           ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................   (3.13)%           19.32 %          13.84 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................  $1,604            $1,775           $  956
Ratio of expenses to average net assets.....................    1.65 %            1.69 %           1.78 %(c)
Ratio of net investment loss to average net assets..........   (0.40)%           (0.50)%          (0.45)%(c)
Portfolio turnover (d)......................................   91.81 %           70.85 %         176.34 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                   FOR THE YEAR        FOR THE PERIOD
                                                                      ENDED           NOVEMBER 4, 1998
                                                                   OCTOBER 31,         TO OCTOBER 31,
                                                                       2000               1999(a)
                                                                   ------------       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $19.83               $17.08
                                                                      ------               ------
INVESTMENT ACTIVITIES:
   Net investment loss......................................           (0.07)                  --
   Net realized and unrealized gains/(losses) from
    investment and futures transactions.....................           (0.51)                3.19
                                                                      ------               ------
   Total from investment activities.........................           (0.58)                3.19
                                                                      ------               ------
DIVIDENDS:
   In excess of net investment income.......................              --                (0.05)
   Net realized gains from investment and futures
    transactions............................................           (1.89)               (0.39)
                                                                      ------               ------
   Total dividends..........................................           (1.89)               (0.44)
                                                                      ------               ------
NET ASSET VALUE, END OF PERIOD..............................          $17.36               $19.83
                                                                      ------               ------
                                                                      ------               ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................           (3.11)%              19.05 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................          $1,204               $1,626
Ratio of expenses to average net assets.....................            1.65 %               1.33 %(c)
Ratio of net investment loss to average net assets..........           (0.37)%              (0.16)%(c)
Portfolio turnover (d)......................................           91.81 %              70.85 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS Y (ADVISER) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                               FOR THE PERIOD
                                                                  FOR THE YEARS ENDED OCTOBER 31,               JULY 1, 1996
                                                         -------------------------------------------------     TO OCTOBER 31,
                                                           2000          1999          1998         1997          1996(a)
                                                         --------      --------      --------      -------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................  $  19.89      $  16.95      $  15.01      $ 11.93        $ 11.49
                                                         --------      --------      --------      -------        -------
INVESTMENT ACTIVITIES:
   Net investment income...............................      0.10          0.10          0.08         0.10           0.08
   Net realized and unrealized gains/(losses) from
    investment and futures transactions................     (0.51)         3.32          2.79         3.33           0.42
                                                         --------      --------      --------      -------        -------
   Total from investment activities....................     (0.41)         3.42          2.87         3.43           0.50
                                                         --------      --------      --------      -------        -------
DIVIDENDS:
   Net investment income...............................     (0.11)        (0.09)        (0.08)       (0.13)         (0.06)
   Net realized gains from investment and futures
    transactions.......................................     (1.89)        (0.39)        (0.85)       (0.22)            --
                                                         --------      --------      --------      -------        -------
   Total dividends.....................................     (2.00)        (0.48)        (0.93)       (0.35)         (0.06)
                                                         --------      --------      --------      -------        -------
NET ASSET VALUE, END OF PERIOD.........................  $  17.48      $  19.89      $  16.95      $ 15.01        $ 11.93
                                                         --------      --------      --------      -------        -------
                                                         --------      --------      --------      -------        -------
TOTAL RETURN...........................................     (2.19)%       20.59%        20.16%       29.28%          4.72%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)....................  $204,772      $245,342      $210,498      $63,060        $33,155
Ratio of expenses to average net assets................      0.68 %        0.69%         0.78%        0.96%          0.66%(c)
Ratio of net investment income to average net assets...      0.58 %        0.51%         0.55%        0.77%          1.93%(c)
Ratio of expenses to average net assets................      0.68 %        0.69%         0.78%        1.03%(d)       0.97%(c)(d)
Portfolio turnover (e).................................     91.81 %       70.85%       176.34%       99.02%         86.18%

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS                            SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR MID-CAP FUND                                      OCTOBER 31, 2000

--------------------------------------------------------------
 COMMON STOCKS  - 94.0%
                                       SHARES        VALUE
                                      ---------   ------------
BANKING & FINANCE  - 9.7%
Lehman Brothers Holdings, Inc.......     38,000   $  2,450,999
Marshall & Ilsley Corp..............     31,000      1,404,688
Providian Financial Corp............     11,000      1,144,000
Radian Group, Inc...................     18,000      1,275,750
Stilwell Financial, Inc.............     40,000      1,792,500
Summit Bancorp......................     42,000      1,575,000
Washington Mutual, Inc..............     24,500      1,078,000
                                                  ------------
                                                    10,720,937
                                                  ------------
BEVERAGES  - 3.0%
Adolph Coors Co., Class A...........     30,000      1,910,625
Pepsi Bottling Group, Inc...........     41,000      1,419,625
                                                  ------------
                                                     3,330,250
                                                  ------------
BROADCASTING  - 0.9%
Univision Communications, Inc.
 (b)................................     25,000        956,250
                                                  ------------
COMMERCIAL SERVICES  - 1.7%
Concord EFS, Inc. (b)...............     26,500      1,094,781
DeVry, Inc. (b).....................     20,000        738,750
                                                  ------------
                                                     1,833,531
                                                  ------------
COMPUTER SERVICES  - 2.8%
Art Technology Group, Inc. (b)......     15,000        941,250
Factset Research Systems, Inc.......     30,000      1,136,100
SanDisk Corp. (b)...................     10,000        537,344
Sungard Data Systems, Inc. (b)......     10,000        511,250
                                                  ------------
                                                     3,125,944
                                                  ------------
COMPUTER SOFTWARE  - 4.8%
Citrix Systems, Inc. (b)............     40,000        885,000
Intuit, Inc. (b)....................     27,000      1,658,812
Rational Software Corp. (b).........     23,000      1,372,813
Wind River Systems (b)..............     32,500      1,334,531
                                                  ------------
                                                     5,251,156
                                                  ------------
CONSUMER MANUFACTURING  - 1.8%
Harley-Davidson, Inc................     41,000      1,975,688
                                                  ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 15.2%
Altera Corp. (b)....................     25,000      1,023,438
Applied Micro Circuits Corp. (b)....     12,000        916,500
Atmel Corp. (b).....................     55,000        821,563
Cypress Semiconductor Corp. (b).....     26,000        973,375
DDI Corp. (b).......................     45,000      1,797,188
Flextronics International Ltd.
 (b)................................     48,000      1,823,999
Integrated Device Technology, Inc.
 (b)................................     14,000        788,375
Jabil Circuit, Inc. (b).............     46,000      2,624,874
Micrel, Inc. (b)....................     18,000        814,500
Microchip Technology, Inc. (b)......     20,000        632,500
Vishay Intertechnology, Inc. (b)....     41,000      1,230,000
Vitesse Semiconductor Corp. (b).....     27,000      1,888,312
Zoran Corp. (b).....................     28,000      1,403,500
                                                  ------------
                                                    16,738,124
                                                  ------------


--------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                       SHARES        VALUE
                                      ---------   ------------
ENERGY  - 2.2%
Hydrogenics Corp. (b)...............     10,000   $    120,625
Tidewater, Inc......................     49,000      2,263,188
                                                  ------------
                                                     2,383,813
                                                  ------------
FOOD  - 0.4%
Flowers Industries, Inc.............     32,000        492,000
                                                  ------------
GAS & ELECTRIC UTILITY  - 6.1%
Calpine Corp. (b)...................     30,000      2,368,124
Constellation Energy Group, Inc.....     35,000      1,459,063
Exelon Corp.........................     25,000      1,503,125
PG & E Corp.........................     20,000        538,750
XCEL Energy, Inc....................     33,000        843,563
                                                  ------------
                                                     6,712,625
                                                  ------------
HEALTH CARE  - 7.5%
Cytyc Corp. (b).....................      8,000        474,875
Foundation Health Systems (b).......     67,000      1,352,563
Health Management
 Associates, Inc. (b)...............     90,000      1,783,125
IVAX Corp. (b)......................     19,000        826,500
LifePoint Hospitals, Inc. (b).......     45,000      1,743,750
Tenet Healthcare Corp...............     55,000      2,162,187
                                                  ------------
                                                     8,343,000
                                                  ------------
INSURANCE  - 3.1%
ACE Ltd.............................     28,000      1,099,000
Loews Corp..........................     26,000      2,364,375
                                                  ------------
                                                     3,463,375
                                                  ------------
MANUFACTURING  - 2.0%
Shaw Group, Inc. (b)................     12,500      1,018,750
Trex Company, Inc. (b)..............     32,000      1,196,000
                                                  ------------
                                                     2,214,750
                                                  ------------
MEDICAL & HEALTH PRODUCTS  - 8.4%
Cardinal Health, Inc................     32,000      3,031,999
Edwards Lifesciences Corp. (b)......     27,500        369,531
Forest Laboratories, Inc., Class A
 (b)................................     10,000      1,325,000
ImClone Systems (b).................     10,000        546,875
Maxim Pharmaceuticals, Inc. (b).....     11,500        510,313
Medimmune, Inc. (b).................     10,000        653,750
Possis Medical, Inc. (b)............     63,500        361,156
Sepracor, Inc. (b)..................     13,000        885,625
Watson Pharmaceutical, Inc. (b).....     26,000      1,626,625
                                                  ------------
                                                     9,310,874
                                                  ------------
MEDICAL LABORATORIES  - 6.0%
Chiron Corp. (b)....................     20,000        866,250
Genzyme Corp. (b)...................     23,000      1,633,000
Idec Pharmaceuticals Corp. (b)......      5,000        980,625
Laboratory Corp. of America
 Holdings (b).......................     13,000      1,753,375
Millenium Pharmaceuticals (b).......     20,000      1,451,250
                                                  ------------
                                                     6,684,500
                                                  ------------

                                   Continued

HSBC INVESTOR FUNDS                            SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR MID-CAP FUND                                      OCTOBER 31, 2000

--------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                       SHARES        VALUE
                                      ---------   ------------
OIL & GAS  - 5.6%
Devon Energy Corp...................     17,000   $    856,800
Dynegy, Inc.........................     25,000      1,157,813
R & B Falcon Corp. (b)..............     87,000      2,175,000
Weatherford International, Inc.
 (b)................................     55,000      2,007,500
                                                  ------------
                                                     6,197,113
                                                  ------------

PHARMACEUTICALS  - 1.8%
Amerisource Health Corp., Class A
 (b)................................     45,000      1,954,688
                                                  ------------
REAL ESTATE  - 0.8%
Equity Office Properties Trust......     30,000        903,750
                                                  ------------

RETAIL  - 6.9%
Chico's FAS, Inc. (b)...............     36,000      1,165,500
CVS Corp............................     50,000      2,646,875
Limited, Inc........................     70,000      1,767,500
Tiffany & Co........................     49,000      2,091,688
                                                  ------------
                                                     7,671,563
                                                  ------------

TELECOMMUNICATIONS  - 3.3%
ADC Telecommunications, Inc. (b)....     45,000        961,875
Broadwing, Inc. (b).................     40,000      1,130,000
CIENA Corp. (b).....................     14,800      1,555,850
                                                  ------------
                                                     3,647,725
                                                  ------------
TOTAL COMMON STOCKS
 (Cost $86,411,403).................               103,911,656
                                                  ------------


--------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.9%
                                       SHARES        VALUE
                                      ---------   ------------
Dreyfus Cash Management Fund........    107,618   $    107,618
Provident Temp Fund Dollar..........  3,063,996      3,063,996
                                                  ------------
TOTAL INVESTMENT COMPANIES (Cost
 $3,171,614)........................                 3,171,614
                                                  ------------


--------------------------------------------------------------
 DEPOSITARY RECEIPTS  - 1.3%

S&P 400 Mid-Cap Depositary Receipt..     15,000      1,425,000
                                                  ------------
TOTAL DEPOSITARY RECEIPTS (Cost
 $1,404,728)........................                 1,425,000
                                                  ------------
TOTAL INVESTMENTS
 (Cost $90,987,745) (a)  - 98.2%....               108,508,270

OTHER ASSETS IN EXCESS OF
 LIABILITIES  - 1.8%................                 1,998,317
                                                  ------------
NET ASSETS  - 100.0%................              $110,506,587
                                                  ------------
                                                  ------------

---------
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $252,842. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation                         $21,563,479
    Unrealized depreciation                          (4,295,796)
                                                    -----------
    Net unrealized appreciation                     $17,267,683
                                                    -----------
                                                    -----------

(b) Represents non-income producing security.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value (cost
 $90,987,745)......................               $108,508,270
Cash...............................                        263
Dividends receivable...............                     64,804
Receivable for investments sold....                  3,069,023
Receivable for capital shares
 issued............................                     43,766
Prepaid expenses...................                     12,893
                                                  ------------
   TOTAL ASSETS....................                111,699,019

LIABILITIES:
Payable for investments
 purchased.........................  $1,080,568
Payable for capital shares
 redeemed..........................       8,762
Accrued expenses and other
 liabilities:
 Investment management.............      50,664
 Administration....................       7,385
 Distribution......................         878
 Shareholder servicing.............         376
 Other.............................      43,799
                                     ----------
   TOTAL LIABILITIES...............                  1,192,432
                                                  ------------
NET ASSETS.........................               $110,506,587
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital............................               $ 91,717,466
Accumulated net realized gains from
 investment transactions...........                  1,268,596
Unrealized appreciation from
 investments.......................                 17,520,525
                                                  ------------
NET ASSETS.........................               $110,506,587
                                                  ------------
                                                  ------------
CLASS A SHARES
Net Assets.........................               $    444,510
Shares Outstanding.................                     44,125
Net Asset Value and Redemption
 Price per share...................               $      10.07
                                                  ------------
                                                  ------------
Maximum Offering Price per share
 (Net asset value/(100% -- maximum
 sales charge of 5.00%))...........               $      10.60
                                                  ------------
                                                  ------------
CLASS B SHARES
Net Assets.........................               $  1,557,438
Shares Outstanding.................                    154,881
Net Asset Value, Offering Price and
 Redemption Price per share**......               $      10.06
                                                  ------------
                                                  ------------
CLASS C SHARES
Net Assets.........................               $     17,732
Shares Outstanding.................                      1,762
Net Asset Value, Offering Price and
 Redemption Price per share**......               $      10.06
                                                  ------------
                                                  ------------
TRUST SHARES
Net Assets.........................               $108,486,907
Shares Outstanding.................                 10,759,328
Net Asset Value, Offering Price and
 Redemption Price per share........               $      10.08
                                                  ------------
                                                  ------------


--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2000*

INVESTMENT INCOME:
Interest..............................             $    16,366
Dividend..............................                 235,171
                                                   -----------
   TOTAL INVESTMENT INCOME............                 251,537

EXPENSES:
Investment management.................  $175,798
Administration........................    25,571
Distribution:
 Class B Shares.......................     2,016
 Class C Shares.......................        12
Shareholder servicing:
 Class A Shares.......................       180
 Class B Shares.......................       672
 Class C Shares.......................         4
Accounting............................    18,495
Custodian.............................    10,452
Transfer Agent........................    15,654
Printing..............................    43,893
Registration and filing...............    17,177
Other.................................    16,334
                                        --------
 TOTAL EXPENSES.......................                 326,258
                                                   -----------
NET INVESTMENT LOSS...................                 (74,721)
                                                   -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
 FROM INVESTMENTS:
Net realized gains from investment
 transactions.........................               1,268,596
Change in unrealized
 appreciation/depreciation from
 investments..........................              (1,416,553)
                                                   -----------
Net realized/unrealized losses from
 investments..........................                (147,957)
                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...........................             $  (222,678)
                                                   -----------
                                                   -----------

---------

 * The Fund commenced offering Class A Shares on July 10, 2000. The Fund commenced offering Class B Shares on July 17, 2000. The Fund commenced offering Class C Shares on August 9, 2000. The Fund commenced offering Trust Class Shares on July 1, 2000.

** Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD
                                                                  ENDED
                                                               OCTOBER 31,
                                                                 2000(a)
                                                              --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................   $    (74,721)
 Net realized gains from investment transactions............      1,268,596
 Change in unrealized appreciation/depreciation from
   investment transactions..................................     (1,416,553)
                                                               ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       (222,678)
                                                               ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    110,729,265
                                                               ------------
CHANGE IN NET ASSETS........................................    110,506,587
NET ASSETS:
 Beginning of period........................................             --
                                                               ------------
 End of period..............................................   $110,506,587
                                                               ------------
                                                               ------------

---------

(a) The Fund commenced offering Class A Shares on July 10, 2000. The Fund commenced offering Class B Shares on July 17, 2000. The Fund commenced offering Class C Shares on August 9, 2000. The Fund commenced offering Trust Class Shares on July 1, 2000.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE PERIOD
                                                              JULY 10, 2000
                                                              TO OCTOBER 31,
                                                                 2000(a)
                                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.27
                                                                  ------
INVESTMENT ACTIVITIES:
   Net investment loss......................................       (0.01)
   Net realized and unrealized losses from investment
    transactions............................................       (0.19)
                                                                  ------
   Total from investment activities.........................       (0.20)
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $10.07
                                                                  ------
                                                                  ------
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       (1.95)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $  445
Ratio of expenses to average net assets.....................        1.28 %(c)
Ratio of net investment loss to average net assets..........       (0.42)%(c)
Portfolio turnover (d)......................................       57.69 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE PERIOD
                                                              JULY 17, 2000
                                                              TO OCTOBER 31,
                                                                 2000(a)
                                                              --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.72
                                                                  ------
INVESTMENT ACTIVITIES:
   Net investment loss......................................       (0.02)
   Net realized and unrealized losses from investment
    transactions............................................       (0.64)
                                                                  ------
   Total from investment activities.........................       (0.66)
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $10.06
                                                                  ------
                                                                  ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       (6.16)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $1,557
Ratio of expenses to average net assets.....................        2.02 %(c)
Ratio of net investment loss to average net assets..........       (1.17)%(c)
Portfolio turnover (d)......................................       57.69 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                   FOR THE PERIOD
                                                                   AUGUST 9, 2000
                                                                   TO OCTOBER 31,
                                                                      2000(a)
                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $10.04
                                                                       ------
INVESTMENT ACTIVITIES:
   Net investment loss......................................            (0.01)
   Net realized and unrealized gains from investment
    transactions............................................             0.03
                                                                       ------
   Total from investment activities.........................             0.02
                                                                       ------
NET ASSET VALUE, END OF PERIOD..............................           $10.06
                                                                       ------
                                                                       ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................             0.20 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................           $   18
Ratio of expenses to average net assets.....................             2.11 %(c)
Ratio of net investment loss to average net assets..........            (1.29)%(c)
Portfolio turnover (d)......................................            57.69 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- TRUST SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                   FOR THE PERIOD
                                                                    JULY 1, 2000
                                                                   TO OCTOBER 31,
                                                                      2000(a)
                                                                   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $  10.00
                                                                      --------
INVESTMENT ACTIVITIES:
   Net investment loss......................................             (0.01)
   Net realized and unrealized gains from investment
    transactions............................................              0.09 (b)
                                                                      --------
   Total from investment activities.........................              0.08
                                                                      --------
NET ASSET VALUE, END OF PERIOD..............................          $  10.08
                                                                      --------
                                                                      --------
TOTAL RETURN................................................              0.80 %(c)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................          $108,487
Ratio of expenses to average net assets.....................              1.01 %(d)
Ratio of net investment loss to average net assets..........             (0.22)%(d)
Portfolio turnover (e)......................................             57.69 %

---------

(a) Period from commencement of operations.
(b) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

---------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value...................            $4,265,063
Receivable for capital shares issued....                10,389
Receivable from investment manager......                 4,130
Deferred organization costs.............                 4,565
Prepaid expenses........................                   819
                                                    ----------
   TOTAL ASSETS.........................             4,284,966
LIABILITIES:
Dividends payable.......................  $11,310
Payable for capital shares redeemed.....   24,003
Accrued expenses and other liabilities:
 Administration.........................      149
 Distribution...........................      414
 Shareholder servicing..................      904
 Other..................................    3,609
                                          -------
   TOTAL LIABILITIES....................                40,389
                                                    ----------
NET ASSETS..............................            $4,244,577
                                                    ----------
                                                    ----------
COMPOSITION OF NET ASSETS:
Capital.................................            $4,613,440
Dividends in excess of accumulated net
 investment income......................                (9,178)
Accumulated net realized losses from
 investment and futures transactions....              (265,991)
Unrealized depreciation from investment
 and futures transactions...............               (93,694)
                                                    ----------
NET ASSETS..............................            $4,244,577
                                                    ----------
                                                    ----------

CLASS A (INVESTOR) SHARES
Net Assets..............................            $3,827,813
Shares Outstanding......................               392,118
Net Asset Value and Redemption Price per
 share..................................            $     9.76
                                                    ----------
                                                    ----------
Maximum Offering Price per share (Net
 asset value/(100% -- maximum sales
 charge of 4.75%))......................            $    10.25
                                                    ----------
                                                    ----------

CLASS B SHARES
Net Assets..............................            $  278,775
Shares Outstanding......................                28,541
Net Asset Value, Offering Price and
 Redemption Price per share*............            $     9.77
                                                    ----------
                                                    ----------

CLASS C SHARES
Net Assets..............................            $  137,989
Shares Outstanding......................                14,144
Net Asset Value, Offering Price and
 Redemption Price per share*............            $     9.76
                                                    ----------
                                                    ----------

--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
Investment income from portfolio.........            $ 329,246
Expenses from portfolio..................              (23,299)
                                                     ---------
   TOTAL INVESTMENT INCOME...............              305,947
EXPENSES:
Administration...........................  $ 1,853
Distribution
 Class B Shares..........................    2,475
 Class C Shares..........................    1,105
Shareholder servicing
 Class A (Investor) Shares...............   10,200
 Class B Shares..........................      829
 Class C Shares..........................      366
Accounting...............................   23,966
Transfer agent...........................   52,448
Registration.............................   15,291
Other....................................   22,307
                                           -------
 Total expenses before reimbursements....              130,840
 Reimbursements..........................             (100,442)
                                                     ---------
 NET EXPENSES............................               30,398
                                                     ---------
NET INVESTMENT INCOME....................              275,549
                                                     ---------
NET REALIZED/UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENTS:
Net realized losses from investment and
 futures transactions....................              (90,829)
                                                     ---------
Change in unrealized
 appreciation/depreciation from
 investments and futures.................               79,180
                                                     ---------
Net realized/unrealized losses from
 investments and futures.................              (11,649)
                                                     ---------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................            $ 263,900
                                                     ---------
                                                     ---------

---------
* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 2000            1999
                                                              ----------      ----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $  275,549      $  303,848
 Net realized losses from investment and futures
   transactions.............................................     (90,829)       (176,984)
 Change in unrealized appreciation/depreciation from
   investment and futures transactions......................      79,180         (97,937)
                                                              ----------      ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     263,900          28,927
                                                              ----------      ----------
DIVIDENDS:
 Net investment income:
   Class A (Investor) Shares................................    (250,768)       (280,856)
   Class B Shares...........................................     (17,916)        (18,835)
   Class C Shares (a).......................................      (7,835)         (4,157)
 Net realized gains from investment and futures
   transactions:
   Class A (Investor) Shares................................          --         (98,834)
   Class B Shares...........................................          --          (7,515)
   Class C Shares (a).......................................          --            (143)
 In excess of net realized gains from investment and futures transactions:
   Class A (Investor) Shares................................          --         (10,993)
   Class B Shares...........................................          --            (829)
                                                              ----------      ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............    (276,519)       (422,162)
                                                              ----------      ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    (573,614)         34,615
                                                              ----------      ----------
CHANGE IN NET ASSETS........................................    (586,233)       (358,620)
NET ASSETS:
   Beginning of period......................................   4,830,810       5,189,430
                                                              ----------      ----------
   End of period............................................  $4,244,577      $4,830,810
                                                              ----------      ----------
                                                              ----------      ----------

---------
(a) The Fund commenced offering Class C Shares on November 4, 1998.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                             FOR THE PERIOD
                                                                   FOR THE YEARS ENDED OCTOBER 31,           AUGUST 26, 1996
                                                            ----------------------------------------------   TO OCTOBER 31,
                                                             2000         1999         1998         1997         1996(a)
                                                            -------      -------      -------      -------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................      $  9.78      $ 10.51      $ 10.50      $ 10.26       $ 10.00
                                                            -------      -------      -------      -------       -------
INVESTMENT ACTIVITIES:
 Net investment income................................         0.61         0.57         0.59         0.57          0.10
 Net realized and unrealized gains/(losses) from
   investment and futures transactions................        (0.01)       (0.49)        0.01         0.30          0.26
                                                            -------      -------      -------      -------       -------
 Total from investment activities.....................         0.60         0.08         0.60         0.87          0.36
                                                            -------      -------      -------      -------       -------
DIVIDENDS:
 Net investment income................................        (0.62)       (0.57)       (0.59)       (0.57)           --
 Net realized gains from investment and futures
   transactions.......................................           --        (0.22)          --        (0.06)        (0.10)
 In excess of net realized gains from investment and
   futures transactions...............................           --        (0.02)          --           --            --
                                                            -------      -------      -------      -------       -------
 Total dividends......................................        (0.62)       (0.81)       (0.59)       (0.63)        (0.10)
                                                            -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD........................      $  9.76      $  9.78      $ 10.51      $ 10.50       $ 10.26
                                                            -------      -------      -------      -------       -------
                                                            -------      -------      -------      -------       -------
TOTAL RETURN (EXCLUDES SALES CHARGE)..................         6.39%        0.68%        5.83%        8.71%         3.61%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)...................      $ 3,828      $ 4,331      $ 4,826      $ 2,439       $    21
Ratio of expenses to average net assets...............         1.10%        1.07%        1.10%        1.10%         1.04%(c)
Ratio of net investment income to average net assets..         6.13%        5.84%        5.51%        5.40%         5.23%(c)
Ratio of expenses to average net assets (d)...........         3.31%        2.62%        1.61%        5.24%       280.50%(c)
Portfolio turnover (e)................................       440.49%      433.26%      126.40%      349.00%       152.00%

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    FOR THE YEARS ENDED        FOR THE PERIOD
                                                                        OCTOBER 31,            JANUARY 6, 1998
                                                                   ---------------------       TO OCTOBER 31,
                                                                    2000          1999             1998(a)
                                                                   -------       -------       ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $  9.78       $ 10.51           $ 10.63
                                                                   -------       -------           -------
INVESTMENT ACTIVITIES:
 Net investment income......................................          0.54          0.49              0.41
 Net realized and unrealized losses from investment and
   futures transactions.....................................         (0.01)        (0.49)            (0.12)
                                                                   -------       -------           -------
 Total from investment activities...........................          0.53            --              0.29
                                                                   -------       -------           -------
DIVIDENDS:
 Net investment income......................................         (0.54)        (0.49)            (0.41)
 Net realized gains from investment and futures
   transactions.............................................            --         (0.22)               --
 In excess of net realized gains from investment and futures
   transactions.............................................            --         (0.02)               --
                                                                   -------       -------           -------
 Total dividends............................................         (0.54)        (0.73)            (0.41)
                                                                   -------       -------           -------
NET ASSET VALUE, END OF PERIOD..............................       $  9.77       $  9.78           $ 10.51
                                                                   -------       -------           -------
                                                                   -------       -------           -------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................          5.67%        (0.01)%            2.84%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................       $   279       $   345           $   364
Ratio of expenses to average net assets.....................          1.85%         1.79 %            1.85%(c)
Ratio of net investment income to average net assets........          5.38%         5.13 %            4.76%(c)
Ratio of expenses to average net assets (d).................          4.03%         3.37 %            2.36%(c)
Portfolio turnover (e)......................................        440.49%       433.26 %          126.40%

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR BOND FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE YEAR        FOR THE PERIOD
                                                                 ENDED           NOVEMBER 4, 1998
                                                              OCTOBER 31,         TO OCTOBER 31,
                                                                  2000               1999(a)
                                                              ------------       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  9.77              $ 10.46
                                                                -------              -------
INVESTMENT ACTIVITIES:
 Net investment income......................................       0.55                 0.47
 Net realized and unrealized losses from investment and
   futures transactions.....................................      (0.01)               (0.45)
                                                                -------              -------
 Total from investment activities...........................       0.54                 0.02
                                                                -------              -------
DIVIDENDS:
 Net investment income......................................      (0.55)               (0.47)
 Net realized gains from investment and futures
   transactions.............................................         --                (0.24)
                                                                -------              -------
 Total dividends............................................      (0.55)               (0.71)
                                                                -------              -------
NET ASSET VALUE, END OF PERIOD..............................    $  9.76              $  9.77
                                                                -------              -------
                                                                -------              -------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       5.71%                0.11%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $   138              $   152
Ratio of expenses to average net assets.....................       1.85%                1.95%(c)
Ratio of net investment income to average net assets........       5.38%                4.96%(c)
Ratio of expenses to average net assets (d).................       4.05%                3.50%(c)
Portfolio turnover (e)......................................     440.49%              433.26%

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND


----------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value...................            $7,887,344
Receivable for capital shares issued....                 3,016
Tax reclaims receivable.................                 5,291
Deferred organization costs.............                 3,475
Prepaid expenses........................                   950
                                                    ----------
   TOTAL ASSETS.........................             7,900,076
LIABILITIES:
Payable for capital shares redeemed.....  $21,540
Accrued expenses and other liabilities:
 Administration.........................      280
 Distribution...........................      661
 Shareholder servicing..................    1,476
 Other..................................   17,103
                                          -------
   TOTAL LIABILITIES....................                41,060
                                                    ----------
NET ASSETS..............................            $7,859,016
                                                    ----------
                                                    ----------
COMPOSITION OF NET ASSETS:
Capital.................................            $5,344,994
Accumulated net investment income.......                 4,768
Accumulated net realized gains from
 investment and foreign currency
 transactions...........................               669,606
Unrealized appreciation from investment
 and foreign currency transactions......             1,839,648
                                                    ----------
NET ASSETS..............................            $7,859,016
                                                    ----------
                                                    ----------
CLASS A (INVESTOR) SHARES
Net Assets..............................            $7,252,033
Shares Outstanding......................               421,280
Net Asset Value and Redemption
 Price per share........................            $    17.21
                                                    ----------
                                                    ----------
Maximum Offering Price per share (Net
 asset value/(100% -- maximum sales
 charge of 5.00%))......................            $    18.12
                                                    ----------
                                                    ----------
CLASS B SHARES
Net Assets..............................            $  358,484
Shares Outstanding......................                21,275
Net Asset Value, Offering Price and
 Redemption Price per share*............            $    16.85
                                                    ----------
                                                    ----------
CLASS C SHARES
Net Assets..............................            $  248,499
Shares Outstanding......................                14,616
Net Asset Value, Offering Price and
 Redemption Price per share*............            $    17.00
                                                    ----------
                                                    ----------


-------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000
INVESTMENT INCOME:
Investment income from portfolio.........            $ 143,323
Tax reclaims.............................                  970
Foreign tax withholding from portfolio...              (17,711)
Expenses from portfolio..................              (77,269)
                                                     ---------
   TOTAL INVESTMENT INCOME...............               49,313
EXPENSES:
Administration...........................  $ 3,772
Distribution
 Class B Shares..........................    1,938
 Class C Shares..........................    1,786
Shareholder servicing
 Class A (Investor) Shares...............   21,970
 Class B Shares..........................      638
 Class C Shares..........................      583
Accounting...............................   23,969
Transfer agent...........................   49,738
Registration.............................   15,350
Other....................................   30,714
                                           -------
 Total expenses before reimbursements....              150,458
 Reimbursements..........................              (52,503)
                                                     ---------
 NET EXPENSES............................               97,955
                                                     ---------
NET INVESTMENT LOSS......................              (48,642)
                                                     ---------
NET REALIZED/UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains from investment and
 foreign currency transactions...........              773,517
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies......             (406,702)
                                                     ---------
Net realized/unrealized gains from
 investments and foreign currencies......              366,815
                                                     ---------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................            $ 318,173
                                                     ---------
                                                     ---------

---------

* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 2000            1999
                                                              ----------      ----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................  $  (48,642)     $  (21,758)
 Net realized gains from investment and foreign currency
   transactions.............................................     773,517         223,700
 Change in unrealized appreciation/depreciation from
   investment and foreign currencies........................    (406,702)      2,283,371
                                                              ----------      ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     318,173       2,485,313
                                                              ----------      ----------
DIVIDENDS:
 Net investment income:
   Class A (Investor) Shares................................          --          (9,884)
 Net realized gains from investment and foreign currency
   transactions:
   Class A (Investor) Shares................................    (105,101)             --
   Class B Shares...........................................      (1,339)             --
   Class C Shares (a).......................................        (955)             --
                                                              ----------      ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............    (107,395)         (9,884)
                                                              ----------      ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    (677,152)       (261,508)
                                                              ----------      ----------
CHANGE IN NET ASSETS........................................    (466,374)      2,213,921
NET ASSETS:
 Beginning of period........................................   8,325,390       6,111,469
                                                              ----------      ----------
 End of period..............................................  $7,859,016      $8,325,390
                                                              ----------      ----------
                                                              ----------      ----------

---------

(a) The Fund commenced offering Class C Shares on November 4, 1998.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                         FOR THE PERIOD
                                                                  FOR THE YEARS ENDED OCTOBER 31,        AUGUST 26, 1996
                                                              ---------------------------------------    TO OCTOBER 31,
                                                               2000       1999       1998       1997         1996(a)
                                                              ------     ------     ------     ------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $16.90     $11.64     $11.57     $10.15         $10.00
                                                              ------     ------     ------     ------         ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................   (0.11)     (0.04)     (0.01)     (0.00)*           --
 Net realized and unrealized gains from investment and
   foreign currency transactions............................    0.64       5.32       0.23       1.43           0.15
                                                              ------     ------     ------     ------         ------
 Total from investment activities...........................    0.53       5.28       0.22       1.43           0.15
                                                              ------     ------     ------     ------         ------
DIVIDENDS:
 Net investment income......................................      --      (0.02)     (0.08)     (0.01)            --
 Net realized gains from investment and foreign currency
   transactions.............................................   (0.22)        --      (0.07)     (0.00)*           --
                                                              ------     ------     ------     ------         ------
 Total dividends............................................   (0.22)     (0.02)     (0.15)     (0.01)            --
                                                              ------     ------     ------     ------         ------
NET ASSET VALUE, END OF PERIOD..............................  $17.21     $16.90     $11.64     $11.57         $10.15
                                                              ------     ------     ------     ------         ------
                                                              ------     ------     ------     ------         ------
TOTAL RETURN (EXCLUDES SALES CHARGE)........................    3.05 %    45.41 %     1.96 %    14.08 %         1.50%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................  $7,252     $8,138     $6,070     $3,660         $  142
Ratio of expenses to average net assets.....................    1.85 %     1.86 %     1.77 %     1.71 %         1.69%(c)
Ratio of net investment loss to average net assets..........   (0.49)%    (0.30)%    (0.08)%    (0.16)%         0.05%(c)
Ratio of expenses to average net assets (d).................    2.43 %     2.44 %     1.86 %     4.10 %        33.34%(c)
Portfolio turnover (e)......................................   27.81 %    34.26 %    40.47 %    30.00 %        23.30%

---------

 *  Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE YEARS ENDED    FOR THE PERIOD
                                                                  OCTOBER 31,        JANUARY 6, 1998
                                                              --------------------   TO OCTOBER 31,
                                                                2000        1999         1998(a)
                                                              --------    --------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $16.69      $11.57        $11.45
                                                               ------      ------        ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................    (0.10)      (0.12)        (0.07)
 Net realized and unrealized gains from investment and
   foreign currency transactions............................     0.48        5.24          0.19
                                                               ------      ------        ------
 Total from investment activities...........................     0.38        5.12          0.12
                                                               ------      ------        ------
DIVIDENDS:
 Net realized gains from investment and foreign currency
   transactions.............................................    (0.22)         --            --
                                                               ------      ------        ------
 Total dividends............................................    (0.22)         --            --
                                                               ------      ------        ------
NET ASSET VALUE, END OF PERIOD..............................   $16.85      $16.69        $11.57
                                                               ------      ------        ------
                                                               ------      ------        ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................     2.18 %     44.25 %        1.05 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................   $  358      $   90        $   42
Ratio of expenses to average net assets.....................     2.60 %      2.59 %        2.52 %(c)
Ratio of net investment loss to average net assets..........    (1.17)%     (1.04)%       (0.83)%(c)
Ratio of expenses to average net assets (d).................     2.96 %      3.24 %        2.61 %(c)
Portfolio turnover (e)......................................    27.81 %     34.26 %       40.47 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OVERSEAS EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE YEAR         FOR THE PERIOD
                                                                 ENDED            NOVEMBER 4, 1998
                                                              OCTOBER 31,          TO OCTOBER 31,
                                                                  2000                1999(a)
                                                              ------------       ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $16.84                $11.88
                                                                 ------                ------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.14)                (0.08)
 Net realized and unrealized gains from investment and
   foreign currency transactions............................       0.52                  5.04
                                                                 ------                ------
 Total from investment activities...........................       0.38                  4.96
                                                                 ------                ------
DIVIDENDS:
 Net realized gains from investment and foreign currency
   transactions.............................................      (0.22)                   --
                                                                 ------                ------
 Total dividends............................................      (0.22)                   --
                                                                 ------                ------
NET ASSET VALUE, END OF PERIOD..............................     $17.00                $16.84
                                                                 ------                ------
                                                                 ------                ------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................       2.10 %               41.84 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $  248                $   98
Ratio of expenses to average net assets.....................       2.60 %                2.57 %(c)
Ratio of net investment loss to average net assets..........      (1.14)%               (1.01)%(c)
Ratio of expenses to average net assets (d).................       2.96 %                3.15 %(c)
Portfolio turnover (e)......................................      27.81 %               34.26 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value..................            $17,412,605
Receivable for capital shares issued...                 11,514
Deferred organization costs............                  2,990
Prepaid expenses.......................                  1,367
                                                   -----------
   TOTAL ASSETS........................             17,428,476
LIABILITIES:
Payable for capital shares redeemed....  $10,195
Accrued expenses and other liabilities:
 Administration........................      593
 Distribution..........................    1,174
 Shareholder servicing.................    3,469
 Other.................................   17,363
                                         -------
   TOTAL LIABILITIES...................                 32,794
                                                   -----------
NET ASSETS.............................            $17,395,682
                                                   -----------
                                                   -----------
COMPOSITION OF NET ASSETS:
Capital................................            $10,180,469
Accumulated net realized gains from
 investments...........................              4,984,099
Unrealized appreciation from
 investments...........................              2,231,114
                                                   -----------
NET ASSETS.............................            $17,395,682
                                                   -----------
                                                   -----------
CLASS A (INVESTOR) SHARES
Net Assets.............................            $15,415,368
Shares Outstanding.....................                822,335
Net Asset Value and Redemption
Price per share........................            $     18.75
                                                   -----------
                                                   -----------
Maximum Offering Price per share (Net
 asset value/(100% -- maximum sales
 charge of 5.00%)).....................            $     19.74
                                                   -----------
                                                   -----------
CLASS B SHARES
Net Assets.............................            $ 1,272,969
Shares Outstanding.....................                 69,169
Net Asset Value, Offering Price and
 Redemption Price per share*...........            $     18.40
                                                   -----------
                                                   -----------
CLASS C SHARES
Net Assets.............................            $   707,345
Shares Outstanding.....................                 38,207
Net Asset Value, Offering Price and
 Redemption Price per share*...........            $     18.51
                                                   -----------
                                                   -----------

---------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT LOSS:
Investment income from portfolio........            $   66,614
Expenses from portfolio.................              (178,618)
                                                    ----------
   TOTAL INVESTMENT LOSS................              (112,004)
EXPENSES:
Administration..........................  $ 7,487
Distribution
 Class B Shares.........................    6,958
 Class C Shares.........................    4,497
Shareholder servicing
 Class A (Investor) Shares..............   42,152
 Class B Shares.........................    2,364
 Class C Shares.........................    1,524
Accounting..............................   23,974
Transfer agent..........................   58,007
Registration............................   15,808
Other...................................    8,121
                                          -------
 Total expenses before reimbursements...               170,892
 Reimbursements.........................               (34,101)
                                                    ----------
 NET EXPENSES...........................               136,791
                                                    ----------
NET INVESTMENT LOSS.....................              (248,795)
                                                    ----------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment
 transactions...........................             6,334,113
Change in unrealized
 appreciation/depreciation from
 investments............................             1,367,057
                                                    ----------
Net realized/unrealized gains from
 investments............................             7,701,170
                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................            $7,452,375
                                                    ----------
                                                    ----------

---------

* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                     OCTOBER 31,
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................  $  (248,795)  $  (193,773)
 Net realized gains from investment transactions............    6,334,113     1,513,003
 Change in unrealized appreciation/depreciation from
   investment transactions..................................    1,367,057     1,552,817
                                                              -----------   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    7,452,375     2,872,047
                                                              -----------   -----------
DIVIDENDS:
 In excess of net investment income:
   Class A (Investor) Shares................................           --       (42,676)
   Class B Shares...........................................           --        (1,322)
   Class C Shares(a)........................................           --          (131)
 Net realized gains from investment transactions:
   Class A (Investor) Shares................................   (1,264,593)     (723,716)
   Class B Shares...........................................      (53,066)      (22,200)
   Class C Shares(a)........................................      (28,892)       (1,482)
                                                              -----------   -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (1,346,551)     (791,527)
                                                              -----------   -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........   (2,550,305)   (1,726,997)
                                                              -----------   -----------
CHANGE IN NET ASSETS........................................    3,555,519       353,523
NET ASSETS:
 Beginning of period........................................   13,840,163    13,486,640
                                                              -----------   -----------
 End of period..............................................  $17,395,682   $13,840,163
                                                              -----------   -----------
                                                              -----------   -----------

---------
(a) The Fund commenced offering Class C Shares on November 4, 1998.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                               FOR THE PERIOD
                                                                   FOR THE YEARS ENDED OCTOBER 31,           SEPTEMBER 23, 1996
                                                            ----------------------------------------------     TO OCTOBER 31,
                                                             2000         1999         1998         1997          1996 (a)
                                                            -------      -------      -------      -------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $ 13.19      $ 11.33      $ 12.37      $  9.80        $ 10.00
                                                            -------      -------      -------      -------        -------
INVESTMENT ACTIVITIES:
 Net investment loss...................................       (0.26)       (0.19)       (0.13)       (0.07)            --
 Net realized and unrealized gains/(losses) from
   investment transactions.............................        7.13         2.78        (0.46)        2.64          (0.20)
                                                            -------      -------      -------      -------        -------
 Total from investment activities......................        6.87         2.59        (0.59)        2.57          (0.20)
                                                            -------      -------      -------      -------        -------
DIVIDENDS:
 Net investment income.................................          --        (0.04)          --           --             --
 Net realized gains from investment transactions.......       (1.31)       (0.69)       (0.45)       (0.00)*           --
                                                            -------      -------      -------      -------        -------
 Total dividends.......................................       (1.31)       (0.73)       (0.45)       (0.00)*           --
                                                            -------      -------      -------      -------        -------
NET ASSET VALUE, END OF PERIOD.........................     $ 18.75      $ 13.19      $ 11.33      $ 12.37        $  9.80
                                                            -------      -------      -------      -------        -------
                                                            -------      -------      -------      -------        -------
TOTAL RETURN (EXCLUDES SALES CHARGE)...................       54.54 %      23.80 %      (4.68)%      26.28 %        (2.00)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)....................     $15,415      $13,015      $13,137      $ 9,983        $ 3,184
Ratio of expenses to average net assets................        1.65 %       1.75 %       1.63 %       1.55 %         1.22 %(c)
Ratio of net investment loss to average net assets.....       (1.29)%      (1.38)%      (1.17)%      (1.05)%        (0.28)%(c)
Ratio of expenses to average net assets (d)............        1.84 %       2.14 %       1.64 %       2.01 %         2.90 %(c)
Portfolio turnover (e).................................       79.51 %      77.74 %     154.69 %      92.18 %        50.55 %

---------

  * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS B SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  FOR THE YEARS ENDED    FOR THE PERIOD
                                                                      OCTOBER 31,        JANUARY 6, 1998
                                                                  --------------------   TO OCTOBER 31,
                                                                   2000         1999         1998(a)
                                                                  -------      -------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 13.06      $ 11.31       $ 11.65
                                                                  -------      -------       -------
INVESTMENT ACTIVITIES:
 Net investment loss........................................        (0.28)       (0.23)        (0.09)
 Net realized and unrealized gains/(losses) from investment
   transactions.............................................         6.93         2.71         (0.25)
                                                                  -------      -------       -------
 Total from investment activities...........................         6.65         2.48         (0.34)
                                                                  -------      -------       -------
DIVIDENDS:
 In excess of net investment income.........................           --        (0.04)           --
 Net realized gains from investment transactions............        (1.31)       (0.69)           --
                                                                  -------      -------       -------
 Total dividends............................................        (1.31)       (0.73)           --
                                                                  -------      -------       -------
NET ASSET VALUE, END OF PERIOD..............................      $ 18.40      $ 13.06       $ 11.31
                                                                  -------      -------       -------
                                                                  -------      -------       -------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................        53.30 %      22.93 %       (2.92)%(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $ 1,273      $   536       $   349
Ratio of expenses to average net assets.....................         2.40 %       2.48 %        2.38 %(c)
Ratio of net investment loss to average net assets..........        (2.02)%      (2.12)%       (1.92)%(c)
Ratio of expenses to average net assets (d).................         2.49 %       2.92 %        2.39 %(c)
Portfolio turnover (e)......................................        79.51 %      77.74 %      154.69 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC INVESTOR OPPORTUNITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS -- CLASS C SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              FOR THE YEAR     FOR THE PERIOD
                                                                 ENDED        NOVEMBER 4, 1998
                                                              OCTOBER 31,      TO OCTOBER 31,
                                                                  2000             1999(a)
                                                              ------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 13.13            $ 11.55
                                                                -------            -------
INVESTMENT ACTIVITIES:
 Net investment loss........................................      (0.32)             (0.10)
 Net realized and unrealized gains from investment
   transactions.............................................       7.01               2.41
                                                                -------            -------
 Total from investment activities...........................       6.69               2.31
                                                                -------            -------
DIVIDENDS:
 In excess of net investment income.........................         --              (0.04)
 Net realized gains from investment transactions............      (1.31)             (0.69)
                                                                -------            -------
 Total dividends............................................      (1.31)             (0.73)
                                                                -------            -------
NET ASSET VALUE, END OF PERIOD..............................    $ 18.51            $ 13.13
                                                                -------            -------
                                                                -------            -------
TOTAL RETURN (EXCLUDES REDEMPTION CHARGE)...................      53.32 %            21.00 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $   707            $   289
Ratio of expenses to average net assets.....................       2.40 %             2.38 %(c)
Ratio of net investment loss to average net assets..........      (2.02)%            (2.02)%(c)
Ratio of expenses to average net assets (d).................       2.46 %             2.77 %(c)
Portfolio turnover (e)......................................      79.51 %            77.74 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR FIXED INCOME FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value................             $135,082,009
Prepaid expenses.....................                    1,686
                                                  ------------
   TOTAL ASSETS......................              135,083,695
LIABILITIES:
Dividends payable....................  $394,419
Payable for capital shares
 redeemed............................   214,526
Accrued expenses and other liabilities:
 Administration......................     4,680
 Other...............................    11,892
                                       --------
   TOTAL LIABILITIES.................                  625,517
                                                  ------------
NET ASSETS...........................             $134,458,178
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital..............................             $141,707,002
Dividends in excess of accumulated
 net investment income...............                 (287,929)
Accumulated net realized losses from
 investment and futures
 transactions........................               (4,850,671)
Unrealized depreciation from
 investment and futures
 transactions........................               (2,110,224)
                                                  ------------
NET ASSETS...........................             $134,458,178
                                                  ------------
                                                  ------------
Shares Outstanding...................               13,462,364
                                                  ------------
                                                  ------------
Net Asset Value, Offering Price and
 Redemption Price per share..........             $       9.99
                                                  ------------
                                                  ------------


--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
Investment income from portfolio........            $ 7,893,307
Expenses from portfolio.................               (560,299)
                                                    -----------
   TOTAL INVESTMENT INCOME..............              7,333,008
EXPENSES:
Administration..........................  $44,163
Accounting..............................      620
Transfer agent..........................   23,402
Printing................................   16,551
Other...................................   18,771
                                          -------
   TOTAL EXPENSES.......................                103,507
                                                    -----------
NET INVESTMENT INCOME...................              7,229,501
                                                    -----------
NET REALIZED/UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENTS:
Net realized losses from investment and
 futures transactions...................             (1,562,147)
Change in unrealized
 appreciation/depreciation from
 investments and futures................              1,297,662
                                                    -----------
Net realized/unrealized losses from
 investments and futures................               (264,485)
                                                    -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................            $ 6,965,016
                                                    -----------
                                                    -----------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR FIXED INCOME FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31,
                                                              ------------------------------
                                                                  2000              1999
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $ 7,229,501       $  6,960,802
 Net realized losses from investment and futures
   transactions.............................................   (1,562,147)        (3,338,029)
 Change in unrealized appreciation/depreciation from
   investments and futures..................................    1,297,662         (2,387,320)
                                                              -----------       ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    6,965,016          1,235,453
                                                              -----------       ------------
DIVIDENDS:
 Net investment income......................................   (7,241,736)        (6,960,802)
 Net realized gains from investment and futures
   transactions.............................................           --         (2,615,480)
 In excess of net realized gains from investment and futures
   transactions.............................................           --            (54,412)
                                                              -----------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (7,241,736)        (9,630,694)
                                                              -----------       ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   37,011,764         22,231,660
 Dividends reinvested.......................................    6,456,778          8,621,925
 Cost of shares redeemed....................................  (23,138,263)        (5,781,569)
                                                              -----------       ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........   20,330,279         25,072,016
                                                              -----------       ------------
CHANGE IN NET ASSETS........................................   20,053,559         16,676,775
NET ASSETS:
 Beginning of period........................................  114,404,619         97,727,844
                                                              -----------       ------------
 End of period.............................................. $134,458,178       $114,404,619
                                                              -----------       ------------
                                                              -----------       ------------
SHARE TRANSACTIONS:
 Issued.....................................................    3,728,827          2,127,144
 Reinvested.................................................      653,712            827,775
 Redeemed...................................................   (2,347,561)          (567,666)
                                                              -----------       ------------
CHANGE IN SHARES............................................    2,034,978          2,387,253
                                                              -----------       ------------
                                                              -----------       ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR FIXED INCOME FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                         FOR THE YEARS ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                2000        1999       1998       1997       1996
                                                              --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  10.01    $  10.81    $ 10.92    $ 10.67    $ 10.96
                                                              --------    --------    -------    -------    -------
INVESTMENT ACTIVITIES:
 Net investment income......................................      0.69        0.62       0.65       0.59       0.59
 Net realized and unrealized gains/(losses) from investment
   and futures transactions.................................     (0.02)      (0.51)      0.02       0.31       0.08
                                                              --------    --------    -------    -------    -------
 Total from investment activities...........................      0.67        0.11       0.67       0.90       0.67
                                                              --------    --------    -------    -------    -------
DIVIDENDS:
 Net investment income......................................     (0.69)      (0.62)     (0.65)     (0.64)     (0.59)
 In excess of net realized gains from investment and futures
   transactions.............................................        --       (0.01)        --         --         --
 Net realized gains from investment and futures
   transactions.............................................        --       (0.28)     (0.13)     (0.01)     (0.37)
                                                              --------    --------    -------    -------    -------
 Total dividends............................................     (0.69)      (0.91)     (0.78)     (0.65)     (0.96)
                                                              --------    --------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD..............................  $   9.99    $  10.01    $ 10.81    $ 10.92    $ 10.67
                                                              --------    --------    -------    -------    -------
                                                              --------    --------    -------    -------    -------
TOTAL RETURN................................................      6.98%       1.01%      6.26%      9.14%      6.51%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................  $134,458    $114,405    $97,728    $71,686    $42,424
Ratio of expenses to average net assets.....................      0.61%       0.69%      0.78%      0.83%      0.83%
Ratio of net investment income to average net assets........      6.66%       6.31%      5.87%      5.92%      5.51%
Ratio of expenses to average net assets.....................      0.61%       0.69%      0.78%      0.85%(a)    1.06%(a)
Portfolio turnover (b)......................................    440.49%     433.26%    126.40%    349.00%    152.00%

---------

(a) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value..............               $220,373,242
Receivable for capital shares
 issued............................                    750,000
Tax reclaims receivable............                    132,862
Prepaid expenses...................                      7,724
                                                  ------------
   TOTAL ASSETS....................                221,263,828
LIABILITIES:
Payable for capital shares
 redeemed..........................  $1,381,400
Accrued expenses and other
 liabilities:
 Administration....................       7,672
 Other.............................      37,655
                                     ----------
   TOTAL LIABILITIES...............                  1,426,727
                                                  ------------
NET ASSETS.........................               $219,837,101
                                                  ------------
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital............................               $164,751,543
Accumulated net investment income..                    289,499
Accumulated net realized gains from
 investment and foreign currency
 transactions......................                 15,514,089
Unrealized appreciation from
 investment and foreign currency
 transactions......................                 39,281,970
                                                  ------------
NET ASSETS.........................               $219,837,101
                                                  ------------
                                                  ------------
Shares Outstanding.................                 12,124,948
                                                  ------------
                                                  ------------
Net Asset Value, Offering Price and
 Redemption Price per share........               $      18.13
                                                  ------------
                                                  ------------


--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000


INVESTMENT INCOME:
Investment income from portfolio......            $  3,530,367
Tax reclaims..........................                  82,277
Foreign tax withholding from
 portfolio............................                (444,805)
Expenses from portfolio...............              (1,883,626)
                                                  ------------
   TOTAL INVESTMENT INCOME............               1,284,213
EXPENSES:
Administration........................  $91,504
Accounting............................    2,741
Transfer agent........................   24,107
Other.................................   27,372
                                        -------
 TOTAL EXPENSES.......................                 145,724
                                                  ------------
NET INVESTMENT INCOME.................               1,138,489
                                                  ------------
NET REALIZED/UNREALIZED
 GAINS/(LOSSSES) FROM INVESTMENTS:
Net realized gains from investment and
 foreign currency transactions........              17,513,754
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies...             (18,216,044)
                                                  ------------
Net realized/unrealized losses from
 investments and foreign currencies...                (702,290)
                                                  ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...........................            $    436,199
                                                  ------------
                                                  ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31,
                                                              ------------------------------
                                                                  2000              1999
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $  1,138,489      $    794,715
 Net realized gains from investment and foreign currency
   transactions.............................................    17,513,754         9,924,244
 Change in unrealized appreciation/depreciation from
   investments and foreign currencies.......................   (18,216,044)       45,308,486
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       436,199        56,027,445
                                                              ------------      ------------
DIVIDENDS:
 Net investment income......................................    (1,113,205)       (1,360,840)
 Net realized gains from investment and foreign currency
   transactions.............................................   (10,986,096)       (4,150,773)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (12,099,301)       (5,511,613)
                                                              ------------      ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................    98,205,172        21,530,523
 Dividends reinvested.......................................    11,983,348         5,352,712
 Cost of shares redeemed....................................   (50,692,579)      (25,644,831)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    59,495,941         1,238,404
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................    47,832,839        51,754,236
NET ASSETS:
 Beginning of period........................................   172,004,262       120,250,026
                                                              ------------      ------------
 End of period..............................................  $219,837,101      $172,004,262
                                                              ------------      ------------
                                                              ------------      ------------
SHARE TRANSACTIONS:
 Issued.....................................................     4,690,175         1,192,021
 Reinvested.................................................       603,844           402,970
 Redeemed...................................................    (2,424,813)       (1,422,117)
                                                              ------------      ------------
CHANGE IN SHARES............................................     2,869,206           172,874
                                                              ------------      ------------
                                                              ------------      ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                               ------------------------------------------------------
                                                                 2000          1999       1998       1997      1996
                                                               --------      --------   --------   --------   -------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $  18.58      $  13.24   $  13.76   $  12.05   $ 10.80
                                                               --------      --------   --------   --------   -------
INVESTMENT ACTIVITIES:
 Net investment income......................................       0.11          0.09       0.11       0.12      0.11
 Net realized and unrealized gains from investment and
   foreign currency transactions............................       0.75 (a)      5.87       0.32       1.85      1.31
                                                               --------      --------   --------   --------   -------
 Total from investment activities...........................       0.86          5.96       0.43       1.97      1.42
                                                               --------      --------   --------   --------   -------
DIVIDENDS:
 Net investment income......................................      (0.11)        (0.15)     (0.27)     (0.11)    (0.16)
 Net realized gains from investment and foreign currency
   transactions.............................................      (1.20)        (0.47)     (0.68)     (0.15)    (0.01)
                                                               --------      --------   --------   --------   -------
 Total dividends............................................      (1.31)        (0.62)     (0.95)     (0.26)    (0.17)
                                                               --------      --------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD..............................   $  18.13      $  18.58   $  13.24   $  13.76   $ 12.05
                                                               --------      --------   --------   --------   -------
                                                               --------      --------   --------   --------   -------
TOTAL RETURN................................................       4.05%        46.92%      3.49%     16.62%    13.22%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................   $219,837      $172,004   $120,250   $132,924   $96,977
Ratio of expenses to average net assets.....................       0.90%         1.05%      1.09%      0.91%     1.11%
Ratio of net investment income to average net assets........       0.51%         0.54%      0.75%      0.91%     0.99%
Ratio of expenses to average net assets.....................       0.90%         1.05%      1.09%      0.91%     1.13%(b)
Portfolio turnover (c)......................................      27.81%        34.26%     40.47%     30.00%    23.30%

---------

(a) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(b) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR SMALL CAP EQUITY FUND

--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value..............               $256,498,153
Deferred organization costs........                      3,905
Prepaid expenses...................                      2,821
                                                  ------------
   TOTAL ASSETS....................                256,504,879
LIABILITIES:
Payable for capital shares
 redeemed..........................  $2,745,339
Accrued expenses and other
 liabilities:
 Administration....................       8,155
 Other.............................      27,343
                                     ----------
   TOTAL LIABILITIES...............                  2,780,837
                                                  ------------
NET ASSETS.........................               $253,724,042
                                                  ------------
COMPOSITION OF NET ASSETS:
Capital............................               $186,664,017
Accumulated net realized gains from
 investments.......................                 38,956,332
Unrealized appreciation from
 investments.......................                 28,103,693
                                                  ------------
NET ASSETS.........................               $253,724,042
                                                  ------------
                                                  ------------
Shares Outstanding.................                 14,249,121
                                                  ------------
                                                  ------------
Net Asset Value, Offering Price and
 Redemption Price per share........               $      17.81
                                                  ------------
                                                  ------------


--------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT LOSS:
Investment income from portfolio.......            $   819,387
Expenses from portfolio................             (2,139,949)
                                                   -----------
   TOTAL INVESTMENT LOSS...............             (1,320,562)
EXPENSES:
Administration.........................  $89,708
Accounting.............................      120
Audit..................................   10,158
Transfer agent.........................   26,910
Printing...............................   32,094
Other..................................   15,547
                                         -------
   TOTAL EXPENSES......................                174,537
                                                   -----------
NET INVESTMENT LOSS....................             (1,495,099)
                                                   -----------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment
 transactions..........................             64,934,444
Change in unrealized
 appreciation/depreciation from
 investments...........................             18,833,299
                                                   -----------
Net realized/unrealized gains from
 investments...........................             83,767,743
                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS............................            $82,272,644
                                                   -----------
                                                   -----------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31,
                                                              ------------------------------
                                                                  2000              1999
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................ $  (1,495,099)      $ (1,096,008)
 Net realized gains from investment transactions............    64,934,444         17,034,495
 Change in unrealized appreciation from investments.........    18,833,299         13,041,935
                                                             -------------       ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    82,272,644         28,980,422
                                                             -------------       ------------
DIVIDENDS:
 In excess of net investment income.........................            --           (293,756)
 Net realized gains from investment transactions............   (16,264,282)       (14,603,978)
                                                             -------------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (16,264,282)       (14,897,734)
                                                             -------------       ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued................................   243,832,983         44,399,234
 Dividends reinvested.......................................    16,264,282         14,867,311
 Cost of shares redeemed....................................  (220,919,632)       (37,745,870)
                                                             -------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    39,177,633         21,520,675
                                                             -------------       ------------
CHANGE IN NET ASSETS........................................   105,185,995         35,603,363
NET ASSETS:
 Beginning of period........................................   148,538,047        112,934,684
                                                             -------------       ------------
 End of period.............................................. $ 253,724,042       $148,538,047
                                                             -------------       ------------
                                                             -------------       ------------
SHARE TRANSACTIONS:
 Issued.....................................................    14,316,985          3,779,113
 Reinvested.................................................     1,146,179          1,394,006
 Redeemed...................................................   (13,043,328)        (3,184,167)
                                                             -------------       ------------
CHANGE IN SHARES............................................     2,419,836          1,988,952
                                                             -------------       ------------
                                                             -------------       ------------

                       See notes to financial statements.

HSBC ADVISOR FUNDS TRUST
HSBC INVESTOR SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                              FOR THE PERIOD
                                                                 FOR THE YEARS ENDED OCTOBER 31,             SEPTEMBER 3, 1996
                                                        --------------------------------------------------    TO OCTOBER 31,
                                                          2000          1999          1998          1997          1996(a)
                                                        --------      --------      --------      --------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................... $  12.56      $  11.48      $  13.44      $  10.63        $ 10.00
                                                        --------      --------      --------      --------        -------
INVESTMENT ACTIVITIES:
 Net investment loss...................................    (0.10)        (0.09)        (0.09)        (0.06)            --
 Net realized and unrealized gains/(losses) from
   investments.........................................     6.73          2.65         (0.49)         2.93           0.63
                                                        --------      --------      --------      --------        -------
 Total from investment activities......................     6.63          2.56         (0.58)         2.87           0.63
DIVIDENDS:
 In excess of net investment income....................       --         (0.03)           --            --             --
 Net realized gains from investments...................    (1.38)        (1.45)        (1.38)        (0.06)            --
                                                        --------      --------      --------      --------        -------
 Total dividends.......................................    (1.38)        (1.48)        (1.38)        (0.06)            --
                                                        --------      --------      --------      --------        -------
NET ASSET VALUE, END OF PERIOD......................... $  17.81      $  12.56      $  11.48      $  13.44        $ 10.63
                                                        --------      --------      --------      --------        -------
                                                        --------      --------      --------      --------        -------
TOTAL RETURN...........................................    55.59 %       24.63 %       (4.27)%       27.18 %         6.30 %(b)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).................... $253,724      $148,538      $112,935      $137,996        $92,842
Ratio of expenses to average net assets................     1.05 %        1.18 %        1.14 %        1.02 %         0.91 %(c)
Ratio of net investment loss to average net assets.....    (0.68)%       (0.81)%       (0.68)%       (0.50)%        (0.28)%(c)
Ratio of expenses to average net assets................     1.05 %        1.18 %        1.16 %(d)     1.03 %(d)       1.17 %(c)(d)
Portfolio turnover (e).................................    79.51 %       77.74 %      154.69 %       92.18 %        50.55 %

---------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

                       See notes to financial statements.

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

1.  ORGANIZATION:

     The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987 and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

   FUND                                               SHORT NAME               TRUST
   ----                                               ----------               -----
   HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund      Trust
   HSBC Investor Equity Fund                  Equity Fund                      Trust
   HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                     Trust
   HSBC Investor Bond Fund                    Bond Fund                        Trust
   HSBC Investor Overseas Equity Fund         Overseas Equity Fund             Trust
   HSBC Investor Opportunity Fund             Opportunity Fund                 Trust
   HSBC Investor Fixed Income Fund            Fixed Income Fund            Advisor Trust
   HSBC Investor International Equity Fund    International Equity Fund    Advisor Trust
   HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund        Advisor Trust

     The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

     Effective July 15, 2000 the Republic Funds and the Republic Advisor Funds Trust, along with all Funds within the Trusts, were renamed the HSBC Investor Funds and HSBC Advisor Funds Trust, respectively.

     On July 1, 2000, the Mid-Cap Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of a collective investment trust (the 'CTF') as part of a tax-free reorganization of the CTF. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

   Trust Class Shares..........................................    8,434,364
   Net assets acquired.........................................  $84,343,643
   Net asset value.............................................  $     10.00
   Unrealized appreciation.....................................  $18,937,078

     The Bond Fund, Fixed Income Fund, Overseas Equity Fund, International Equity Fund, Opportunity Fund and the Small Cap Equity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below), per the following schedule:

                                                                             PROPORTIONATE
                                                                              INTEREST ON
   FUND                                   RESPECTIVE PORTFOLIO              OCTOBER 31, 2000
   ----                                   --------------------              ----------------
   Bond Fund                  HSBC Investor Fixed Income Portfolio                 1.9%
   Fixed Income Fund          HSBC Investor Fixed Income Portfolio                59.7%
   Overseas Equity Fund       HSBC Investor International Equity Portfolio         2.4%
   International Equity Fund  HSBC Investor International Equity Portfolio        66.3%
   Opportunity Fund           HSBC Investor Small Cap Equity Portfolio             4.7%
   Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio            69.5%

     The HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

     The New York Tax-Free Bond Fund and Equity Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and
   Class Y (Adviser) Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Bond Fund, Overseas Equity Fund and Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund each offers one class of shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   A.  NEW YORK TAX-FREE BOND FUND, EQUITY FUND AND MID-CAP FUND

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

   B.  FEEDER FUNDS

     The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

   A.  NEW YORK TAX-FREE BOND FUND, EQUITY FUND AND MID-CAP FUND

     Security transactions are accounted for on the date the security is purchased or sold ('trade date'). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

   B.  FEEDER FUNDS

     The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

   FUTURES CONTRACTS:

     The New York Tax-Free Bond Fund and Equity Fund invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

     Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

     Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

   EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

   ORGANIZATION EXPENSES:

     Costs incurred in connection with the organization and initial registration of the Trusts, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations, except for the Mid-Cap Fund which was expensed as incurred.

   DIVIDENDS TO SHAREHOLDERS:

     The New York Tax-Free Bond Fund, the Bond Fund and the Fixed Income Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Opportunity Fund and Small Cap Equity Fund and annually in the case of the Mid-Cap Fund, Overseas Equity Fund and International Equity Fund.

     The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. The Overseas Equity Fund, Opportunity Fund, International Equity Fund and the Small Cap Equity Fund utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemptions of shares, as a part of the dividends paid deduction for income tax purposes.

     As of October 31, 2000, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                                    ACCUMULATED NET    ACCUMULATED NET
                                                                      INVESTMENT      REALIZED GAIN/LOSS
                                                                      INCOME/LOSS       ON INVESTMENTS
                                                                      -----------       --------------
      Equity Fund.................................................    $   52,438         $        (4)
      Mid-Cap Fund................................................        74,721                  --
      Bond Fund...................................................          (858)                858
      Overseas Equity Fund........................................        83,661             (95,026)
      Opportunity Fund............................................       248,795          (1,216,671)
      Fixed Income Fund...........................................       (27,203)             27,203
      International Equity Fund...................................       200,535          (1,984,904)
      Small Cap Equity Fund.......................................     1,495,099         (24,551,096)

   FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

3.  RELATED PARTY TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT:

     On December 31, 1999, HSBC Holdings plc, a registered bank holding company, acquired Republic New York Corporation. Subsequently, Republic National Bank of New York was renamed HSBC Bank USA ('HSBC'). HSBC acts as Investment Manager to the New York Tax-Free Bond Fund. HSBC Asset Management (Americas), Inc. ('HSBC Americas'), a wholly owned subsidiary of HSBC Holdings plc, acts as Investment Manager to the Mid-Cap Fund. As Investment Managers, HSBC and HSBC Americas manage the investments of the Funds and continuously review, supervise and administer the Funds' investments. For their services as Investment Managers, HSBC and HSBC Americas are entitled to receive a fee, computed daily and paid monthly, at an annual percentage rate of 0.25% of the New York Tax-Free Bond Fund's and 0.55% of the Mid-Cap Fund's average daily net assets.

     HSBC also serves as Investment Manager to the Equity Fund. Alliance Capital Management, L.P. and Institutional Capital Corporation serve as Sub-Investment Managers to the Equity Fund. On March 15, 2000, Institutional Capital Corporation replaced Brinson Partners as one of the Sub-Investment Managers to the Equity Fund. For their services as Investment Manager and Sub-Investment Managers to the Equity Fund, HSBC, Alliance Capital Management and Institutional Capital Corporation are entitled to receive in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
      ---------------------------------                             --------
      Up to $50 million...........................................   0.500%
      In excess of $50 million but not exceeding $100 million.....   0.425%
      In excess of $100 million but not exceeding $200 million....   0.375%
      In excess of $200 million...................................   0.325%

   ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), who serves the Trusts as Administrator, is a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

                                                                    ADMINISTRATION
      BASED ON AVERAGE DAILY NET ASSETS                                FEE RATE
      ---------------------------------                                --------
      Up to $1 billion............................................      0.10%
      In excess of $1 billion but not exceeding $2 billion........      0.08%
      In excess of $2 billion.....................................      0.07%

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets.

   DISTRIBUTION PLAN:

     BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds for amounts representing actual expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $40,254 in commissions from sales of the funds of which $203 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the period ended October 31, 2000 neither the Distributor nor HSBC have retained any monies from dealer commissions.

   SHAREHOLDER SERVICING:

     The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

   FEE REDUCTIONS:

     The Investment Manager has agreed to reduce a portion of their fees and, to the extent necessary, reimburse the Funds for certain expenses. For the year ended October 31, 2000, expenses of the Funds were reduced and/or reimbursed by amounts as detailed below:

                                                                     FEES
                                                                    REDUCED   REIMBURSED
                                                                    -------   ----------
      New York Tax-Free Bond Fund.................................  $27,652    $ --
      Bond Fund...................................................    --        100,442
      Overseas Equity Fund........................................    --         52,503
      Opportunity Fund............................................    --         34,101

   FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

     BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, the Equity Fund and the Mid-Cap Fund. For services to the Funds, BISYS Ohio and HSBC receive an annual per fund fee accrued daily and paid monthly.

4.  INVESTMENT TRANSACTIONS:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended October 31, 2000 totaled:

                                                                     PURCHASES        SALES
                                                                     ---------        -----
      New York Tax-Free Bond Fund.................................  $  8,075,173   $ 14,813,206
      Equity Fund.................................................   245,997,710    283,030,432
      Mid-Cap Fund................................................    72,118,574     52,480,641

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2000 totaled:

                                                                    CONTRIBUTIONS   WITHDRAWALS
                                                                    -------------   -----------
      Bond Fund...................................................  $    997,191    $  1,835,390
      Fixed Income Fund...........................................    37,010,198      24,086,041
      Overseas Equity Fund........................................     2,383,091       3,255,177
      International Equity Fund...................................    97,508,751      50,238,233
      Opportunity Fund............................................     2,895,586       6,928,418
      Small Cap Equity Fund.......................................   243,833,256     219,081,684

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

   CAPITAL SHARE TRANSACTIONS:

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in capital and shares of beneficial interest for the Fixed Income Fund, the International Equity Fund and the Small Cap Equity Fund are in the Statement of Changes in Net Assets. Transactions in capital and shares of beneficial interest by class for all other Funds for the year ended October 31, 2000 were as follows:

                                                                         NEW YORK TAX-FREE
                                                                             BOND FUND                    EQUITY FUND
                                                                    ---------------------------   ---------------------------
                                                                      FOR THE        FOR THE        FOR THE        FOR THE
                                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                        2000           1999           2000           1999
                                                                        ----           ----           ----           ----
      CAPITAL TRANSACTIONS:
      CLASS A (INVESTOR) SHARES:
         Proceeds from shares issued..............................  $  5,467,875   $  7,798,622   $  3,393,134   $  5,496,804
         Dividends reinvested.....................................       720,325        955,019      2,632,994        608,893
         Cost of shares redeemed..................................   (11,805,447)   (12,646,454)    (8,112,689)    (5,897,024)
                                                                    ------------   ------------   ------------   ------------
      Class A (Investor) Shares capital transactions..............    (5,617,247)    (3,892,813)    (2,086,561)       208,673
                                                                    ------------   ------------   ------------   ------------
      CLASS B SHARES:
         Proceeds from shares issued..............................       270,380         22,456        230,714        696,169
         Dividends reinvested.....................................        23,676         22,028        164,600         22,102
         Cost of shares redeemed..................................       (49,099)       (50,000)      (350,443)       (84,128)
                                                                    ------------   ------------   ------------   ------------
      Class B Shares capital transactions.........................       244,957         (5,516)        44,871        634,143
                                                                    ------------   ------------   ------------   ------------
      CLASS C SHARES(a):
         Proceeds from shares issued..............................       260,865        378,258        148,886      1,634,402
         Dividends reinvested.....................................         9,985          5,024        140,798          2,182
         Cost of shares redeemed..................................      (119,349)      (108,371)      (535,539)       (27,532)
                                                                    ------------   ------------   ------------   ------------
      Class C Shares capital transactions.........................       151,501        274,911       (245,855)     1,609,052
                                                                    ------------   ------------   ------------   ------------
      CLASS Y (ADVISER) SHARES:
         Proceeds from shares issued..............................     1,903,903        850,001     19,587,921     14,387,714
         Dividends reinvested.....................................       144,977        119,112     23,396,032      5,707,524
         Cost of shares redeemed..................................    (1,438,762)      (296,012)   (54,830,040)   (21,618,821)
                                                                    ------------   ------------   ------------   ------------
      Class Y (Adviser) Shares capital transactions...............       610,118        673,101    (11,846,087)    (1,523,583)
                                                                    ------------   ------------   ------------   ------------
      Change in net assets from capital transactions..............  $ (4,610,671)  $ (2,950,317)  $(14,133,632)  $    928,285
                                                                    ------------   ------------   ------------   ------------
                                                                    ------------   ------------   ------------   ------------
      SHARE TRANSACTIONS:
      CLASS A (INVESTOR) SHARES:
         Issued...................................................       539,621        719,171        185,956        283,248
         Reinvested...............................................        70,605         89,403        148,814         34,417
         Redeemed.................................................    (1,160,027)    (1,183,310)      (448,870)      (302,849)
                                                                    ------------   ------------   ------------   ------------
      Change in Class A (Investor) Shares.........................      (549,801)      (374,736)      (114,100)        14,816
                                                                    ------------   ------------   ------------   ------------
      CLASS B SHARES:
         Issued...................................................        26,264          2,086         13,118         36,475
         Reinvested...............................................         2,321          2,066          9,400          1,264
         Redeemed.................................................        (4,838)        (4,744)       (19,536)        (4,317)
                                                                    ------------   ------------   ------------   ------------
      Change in Class B Shares....................................        23,747           (592)         2,982         33,422
                                                                    ------------   ------------   ------------   ------------
      CLASS C SHARES(a):
         Issued...................................................        25,407         35,104          8,380         83,258
         Reinvested...............................................           973            476          8,000            113
         Redeemed.................................................       (11,773)       (10,290)       (28,993)        (1,383)
                                                                    ------------   ------------   ------------   ------------
      Change in Class C Shares....................................        14,607         25,290        (12,613)        81,988
                                                                    ------------   ------------   ------------   ------------
      CLASS Y (ADVISER) SHARES:
         Issued...................................................       187,154         81,145      1,132,911        740,789
         Reinvested...............................................        14,187         11,145      1,321,153        321,224
         Redeemed.................................................      (140,946)       (27,424)    (3,073,758)    (1,145,548)
                                                                    ------------   ------------   ------------   ------------
      Change in Class Y (Adviser) Shares..........................        60,395         64,866       (619,694)       (83,535)
                                                                    ------------   ------------   ------------   ------------
      Change in shares............................................      (451,052)      (285,172)      (743,425)        46,691
                                                                    ------------   ------------   ------------   ------------
                                                                    ------------   ------------   ------------   ------------

---------

(a) The New York Tax-Free Bond Fund and the Equity Fund commenced offering Class C shares on November 4, 1998.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

                                                                     MID-CAP FUND
                                                                    --------------
                                                                    FOR THE PERIOD
                                                                        ENDED
                                                                     OCTOBER 31,
                                                                       2000(a)
                                                                       -------
      CAPITAL TRANSACTIONS:
      CLASS A SHARES:
         Proceeds from shares issued..............................   $    482,606
         Dividends reinvested.....................................             --
         Cost of shares redeemed..................................        (23,759)
                                                                     ------------
      Class A Shares capital transactions.........................        458,847
                                                                     ------------
      CLASS B SHARES:
         Proceeds from shares issued..............................      1,587,058
         Dividends reinvested.....................................             --
         Cost of shares redeemed..................................        (15,366)
                                                                     ------------
      Class B Shares capital transactions.........................      1,571,692
                                                                     ------------
      CLASS C SHARES:
         Proceeds from shares issued..............................         18,572
         Dividends reinvested.....................................             --
         Cost of shares redeemed..................................             --
                                                                     ------------
      Class C Shares capital transactions.........................         18,572
                                                                     ------------
      TRUST CLASS SHARES:
         Proceeds from shares issued..............................     26,692,955
         Proceeds from shares issued in conjunction with CTF
           conversion.............................................     84,343,643
         Dividends reinvested.....................................             --
         Cost of shares redeemed..................................     (2,356,444)
                                                                     ------------
      Trust Class Shares capital transactions.....................    108,680,154
                                                                     ------------
      Change in net assets from capital transactions..............   $110,729,265
                                                                     ------------
                                                                     ------------
      SHARE TRANSACTIONS:
      CLASS A SHARES:
         Issued...................................................         46,313
         Reinvested...............................................             --
         Redeemed.................................................         (2,188)
                                                                     ------------
      Change in Class A Shares....................................         44,125
                                                                     ------------
      CLASS B SHARES:
         Issued...................................................        156,431
         Reinvested...............................................             --
         Redeemed.................................................         (1,549)
                                                                     ------------
      Change in Class B Shares....................................        154,882
                                                                     ------------
      CLASS C SHARES:
         Issued...................................................          1,762
         Reinvested...............................................             --
         Redeemed.................................................             --
                                                                     ------------
      Change in Class C Shares....................................          1,762
                                                                     ------------
      TRUST CLASS SHARES:
         Issued...................................................      2,549,619
         Shares issued in conjunction with CTF conversion.........      8,434,364
         Reinvested...............................................             --
         Redeemed.................................................       (224,656)
                                                                     ------------
      Change in Trust Class Shares................................     10,759,327
                                                                     ------------
      Change in shares............................................     10,960,096
                                                                     ------------
                                                                     ------------

---------
(a) The Fund commenced offering Class A Shares on July 10, 2000. The Fund commenced offering Class B Shares on July 17, 2000. The Fund commenced offering Class C Shares on August 9, 2000. The Fund commenced offering Trust Class Shares on July 1, 2000.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

                                                    BOND FUND             OVERSEAS EQUITY FUND          OPPORTUNITY FUND
                                            -------------------------   -------------------------   -------------------------
                                              FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                               YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               2000          1999          2000          1999          2000          1999
                                               ----          ----          ----          ----          ----          ----
  CAPITAL TRANSACTIONS:
  CLASS A (INVE) SHARES:
     Proceeds from shares issued..........  $   807,920   $   896,358   $ 1,703,742   $ 1,626,201   $ 1,960,908   $ 1,578,167
     Dividends reinvested.................      258,495       383,348       105,101         9,884     1,264,593       766,392
     Cost of shares redeemed..............   (1,561,013)   (1,408,465)   (2,990,679)   (2,010,092)   (6,541,565)   (4,459,217)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Class A (Investor) Shares capital
   transactions...........................     (494,598)     (128,759)   (1,181,836)     (374,007)   (3,316,064)   (2,114,658)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  CLASS B SHARES:
     Proceeds from shares issued..........       35,389        33,260       328,190        31,518       493,659       196,257
     Dividends reinvested.................       18,465        26,282         1,339            --        53,066        21,745
     Cost of shares redeemed..............     (119,914)      (52,075)      (15,408)       (4,256)      (55,924)      (96,495)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Class B Shares capital transactions.....      (66,060)        7,467       314,121        27,262       490,801       121,507
                                            -----------   -----------   -----------   -----------   -----------   -----------
  CLASS C SHARES (a):
     Proceeds from shares issued..........           --       168,677       246,491        85,237       375,779       270,095
     Dividends reinvested.................        8,233         3,536           955            --        28,893         1,613
     Cost of shares redeemed..............      (21,189)      (16,306)      (56,882)           --      (129,714)       (5,554)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Class C Shares capital transactions.....      (12,956)      155,907       190,563        85,237       274,958       266,154
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Change in net assets from capital
   transactions...........................  $  (573,614)  $    34,615   $  (677,152)  $  (261,508)  $(2,550,305)  $(1,726,997)
                                            -----------   -----------   -----------   -----------   -----------   -----------
                                            -----------   -----------   -----------   -----------   -----------   -----------

  SHARE TRANSACTIONS:
  CLASS A (INVESTOR) SHARES:
     Issued...............................       83,732        87,644        86,678       104,324       111,264       132,922
     Reinvested...........................       26,801        37,693         5,590           799        84,194        67,901
     Redeemed.............................     (161,723)     (141,248)     (152,609)     (144,937)     (360,049)     (373,048)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Change in Class A (Investor) Shares.....      (51,190)      (15,911)      (60,341)      (39,814)     (164,591)     (172,225)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  CLASS B SHARES:
     Issued...............................        3,687         3,342        16,629         2,028        27,719        16,198
     Reinvested...........................        1,913         2,582            72            --         3,573         1,934
     Redeemed.............................      (12,332)       (5,260)         (798)         (278)       (3,143)       (8,008)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Change in Class B Shares................       (6,732)          664        15,903         1,750        28,149        10,124
                                            -----------   -----------   -----------   -----------   -----------   -----------
  CLASS C SHARES (A):
     Issued...............................           --        16,745        11,885         5,817        20,957        22,386
     Reinvested...........................          854           357            51            --         1,934           143
     Redeemed.............................       (2,226)       (1,587)       (3,137)           --        (6,724)         (489)
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Change in Class C Shares................       (1,372)       15,515         8,799         5,817        16,167        22,040
                                            -----------   -----------   -----------   -----------   -----------   -----------
  Change in shares........................      (59,294)          268       (35,639)      (32,247)     (120,275)     (140,061)
                                            -----------   -----------   -----------   -----------   -----------   -----------
                                            -----------   -----------   -----------   -----------   -----------   -----------

---------
 (a) The Bond Fund, Overseas Equity Fund and the Opportunity Fund commenced offering Class C Shares on November 4, 1998.

                                   Continued

HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

6.  CONCENTRATION OF CREDIT RISK:
     The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent. The New York Tax-Free Bond Fund had the following concentrations by municipal funding sources at October 31, 2000 (as a percentage of total investments):

Airport.....................................................    3.45%
Facilities..................................................    6.84
General Obligation..........................................   21.57
Higher Education............................................   18.21
Medical.....................................................    8.88
Multifamily Housing.........................................    7.09
Pollution Control...........................................    1.31
Power.......................................................    4.36
Single Family Housing.......................................    4.42
Transportation..............................................   15.99
Utilities...................................................    7.70
Other.......................................................    0.18
                                                              ------
                                                              100.00%
                                                              ------
                                                              ------

7.  FEDERAL INCOME TAX INFORMATION:

     For federal income tax purposes, the following Funds have capital loss carryforwards as of October 31, 2000, which are available to offset future realized gains, if any:

                                                                     AMOUNT     EXPIRES
                                                                     ------     -------
      New York Tax-Free Bond......................................  $ 134,443    2007
                                                                      445,952    2008
      Equity Fund.................................................  5,765,400    2008
      Bond Fund...................................................    174,274    2007
                                                                       91,688    2008
      Fixed Income Fund...........................................  3,273,905    2007
                                                                    1,576,583    2008

8.  OTHER FEDERAL TAX INFORMATION (UNAUDITED):
     For the taxable year ended October 31, 2000, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations.

                                                                    QUALIFIED
                                                                    DIVIDEND
                                                                     INCOME
                                                                     ------
      Equity Fund.................................................   100.00%

     During the year ended October 31, 2000, the New York Tax-Free Bond Fund paid $1,199,974 tax-exempt income distributions.

     During the year ended October 31, 2000, the Funds declared long-term realized gain distributions in the following amounts:

                                                                    20% CAPITAL GAINS
                                                                    -----------------
      Equity Fund.................................................     $25,984,160
      Overseas Equity Fund........................................         194,128
      Opportunity Fund............................................         939,010
      International Equity Fund...................................      11,479,385
      Small Cap Equity Fund.......................................      10,893,242

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of the
HSBC Investor Funds (formerly Republic Funds)
HSBC Investor Advisor Funds Trust (formerly Republic Advisor Funds Trust):

We have audited the accompanying statements of assets and liabilities of the HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Equity Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Bond Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor Fixed Income Fund, HSBC Investor International Equity Fund, and HSBC Investor Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments of the HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Equity Fund, and HSBC Investor Mid-Cap Fund, as of October 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned by the HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Equity Fund, and HSBC Investor Mid-Cap Fund as of October 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP

Columbus, Ohio
December 8, 2000

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR FIXED INCOME PORTFOLIO                            OCTOBER 31, 2000

-----------------------------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS  - 93.7%

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
FEDERAL HOME LOAN BANK  - 3.1%
6.40%, 11/15/00 (g)..................  $ 7,000,000   $  6,982,332
                                                     ------------

FEDERAL HOME LOAN MORTGAGE CORP.  - 35.2%
6.38%, 11/14/00 (g)..................    7,000,000      6,983,592
6.39%, 11/21/00 (g)..................   20,000,000     19,927,880
6.38%, 12/5/00 (g)...................    5,000,000      4,969,445
6.45%, 1/11/01 (g)...................    8,000,000      7,898,072
6.75%, 9/15/29.......................    9,700,000      9,619,703
Pool #180881, 10.50%, 10/1/11........       32,971         35,353
Pool #308433, 10.50%, 11/1/18........       22,114         23,846
Pool #555201, 11.00%, 9/1/16.........       32,814         35,667
Pool #555283, 10.00%, 9/1/17.........      121,411        128,209
Pool #A00814, 10.00%, 11/1/20........      300,595        315,872
Pool #A01417, 10.00%, 3/1/21.........      240,363        252,225
Pool #A01521, 9.50%, 12/1/16.........       97,507        102,552
Pool #A01663, 10.00%, 11/1/16........      235,090        246,620
Pool #A01706, 10.00%, 6/1/17.........      291,509        305,895
Pool #D18976, 10.00%, 3/1/20.........      259,094        271,634
TBA November 2000, 8.50%,
 11/1/30 (b).........................    3,900,000      3,990,188
TBA November 2000, 6.00%,
 11/1/30 (b).........................   12,650,000     11,867,281
TBA November 2000, 6.50%,
 11/1/30 (b).........................    9,000,000      8,654,058
TBA November 2000, 8.00%,
 11/1/30 (b).........................    3,950,000      4,001,844
                                                     ------------
                                                       79,629,936
                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 40.1%
7.13%, 6/15/10.......................    6,700,000      6,907,667
6.25%, 5/15/29.......................   21,390,000     19,971,266
7.25%, 5/15/30.......................    9,845,000     10,405,584
Pool #124783, 10.50%, 12/1/16........       33,655         35,923
Pool #303157, 10.00%, 5/1/22.........       34,318         35,982
Pool #323073, 10.50%, 10/1/18........      239,079        255,670
Pool #323166, 9.50%, 8/1/22..........      495,145        519,405
Pool #323559, 10.00%, 6/1/20.........      435,930        457,437
Pool #323715, 6.00%, 5/1/29..........   10,753,251     10,105,550
Pool #418458, 10.00%, 11/1/18........      621,888        651,873
Pool #427683, 10.50%, 6/1/09.........      627,071        667,778
Pool #44176, 10.00%, 6/1/20..........       66,866         70,179
Pool #82931, 10.00%, 10/1/19.........       21,869         22,937
Pool #83435, 10.00%, 11/1/19.........       47,418         49,758
Pool #83880, 10.00%, 11/1/19.........        3,371          3,537
Pool #84964, 10.00%, 11/1/19.........        6,323          6,632
Pool #87291, 10.00%, 1/1/20..........        3,848          4,039
TBA December 2000, 7.50%,
 12/1/30 (b).........................    3,425,000      3,415,369
TBA November 2000, 7.00%,
 11/1/30 (b).........................    1,800,000      1,764,000
TBA November 2000, 6.00%,
 11/1/30 (b).........................    7,400,000      6,937,500
TBA November 2000, 8.50%,
 11/1/30 (b).........................    5,150,000      5,259,438
TBA November 2000, 8.00%,
 11/1/30 (b).........................    1,200,000      1,214,813

-----------------------------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
TBA November 2000, 7.50%,
 11/1/30 (b).........................  $ 8,000,000   $  7,985,000
TBA November 2000, 6.00%,
 11/1/30 (b).........................    2,150,000      2,230,625
TBA November 2000, 6.50%,
 11/1/30 (b).........................   12,300,000     11,819,537
                                                     ------------
                                                       90,797,499
                                                     ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 15.3%
Pool #120587, 13.50%, 11/15/14.......       26,200         29,809
Pool #136224, 10.00%, 11/15/15.......       32,557         34,361
Pool #150312, 11.50%, 2/15/16........       11,845         13,009
Pool #163997, 10.50%, 8/15/16........        8,026          8,631
Pool #164353, 10.50%, 6/15/16........       23,949         25,755
Pool #164356, 10.50%, 6/15/16........       71,386         76,768
Pool #199010, 10.00%, 1/15/17........       25,351         26,738
Pool #227192, 10.00%, 6/15/19........       23,849         25,137
Pool #253821, 10.00%, 10/15/18.......       21,265         22,420
Pool #257153, 10.00%, 11/15/18.......        7,339          7,738
Pool #258345, 10.00%, 6/15/19........        2,513          2,649
Pool #265085, 10.00%, 4/15/19........       17,404         18,344
Pool #271874, 10.00%, 4/15/19........       20,494         21,602
Pool #278742, 10.50%, 9/15/19........       57,092         61,342
Pool #282210, 10.50%, 11/15/19.......       84,772         91,082
Pool #301274, 10.00%, 1/15/21........       30,668         32,297
Pool #38500, 11.00%, 1/15/10.........       49,829         54,009
Pool #38712, 11.00%, 3/15/10.........       18,675         20,241
Pool #39798, 11.00%, 6/15/10.........       15,734         17,054
Pool #41650, 11.00%, 8/15/10.........       33,909         36,753
Pool #41840, 11.00%, 8/15/10.........       44,651         48,397
Pool #42490, 11.00%, 7/15/10.........       35,342         38,307
Pool #43699, 11.00%, 9/15/10.........       20,845         22,594
Pool #44103, 11.00%, 9/15/10.........       20,566         22,291
Pool #780047, 9.00%, 12/15/17........      591,144        619,083
Pool #780066, 10.50%, 12/15/20.......      233,580        250,847
Pool #780081, 10.00%, 2/15/25........       77,543         81,541
Pool #780127, 10.50%, 4/15/25........       73,309         78,555
Pool #780164, 10.00%, 12/15/17.......      141,771        149,526
Pool #780203, 9.50%, 12/15/17........      395,531        415,330
Pool #780311, 9.50%, 12/15/21........      285,856        300,091
Pool #780377, 9.00%, 12/15/19........      528,436        552,414
Pool #780378, 11.00%, 1/15/19........      134,811        146,309
Pool #780384, 11.00%, 2/15/17........      147,891        160,643
Pool #780472, 10.00%, 3/15/25........      236,304        248,488
Pool #780517, 10.50%, 1/15/18........       54,663         58,780
Pool #780614, 11.00%, 3/15/18........      372,102        404,032
Pool #780784, 10.00%, 8/15/21........      373,880        393,741
Pool #780804, 10.00%, 12/15/20.......    1,061,786      1,118,712
Pool #780826, 9.50%, 5/15/18.........      704,496        739,898
Pool #780904, 9.50%, 7/15/18.........      472,358        495,972
Pool #780991, 9.00%, 11/15/24........      556,275        578,964
Pool #80094, 6.75%, 7/20/27 (c)......      212,963        215,606
Pool #80106, 6.75%, 8/20/27 (c)......      593,729        601,096
Pool #80114, 6.75%, 9/20/27 (c)......      386,732        391,531
Pool #80123, 7.13%, 10/20/27 (c).....      571,705        580,753

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR FIXED INCOME PORTFOLIO                            OCTOBER 31, 2000

-----------------------------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
Pool #80137, 7.13%, 11/20/27 (c).....  $   690,900   $    701,834
Pool #80145, 7.13%, 12/20/27 (c).....      166,891        169,532
Pool #80156, 7.38%, 1/20/28 (c)......      162,176        164,374
Pool #8599, 7.38%, 2/20/25 (c).......      124,115        126,463
Pool #8613, 7.38%, 3/20/25 (c).......      349,660        356,273
Pool #8619, 7.38%, 4/20/25 (c).......       85,287         86,900
Pool #8621, 7.38%, 4/20/25 (c).......      430,105        438,239
Pool #8623, 7.38%, 4/20/25 (c).......      301,161        306,857
Pool #8624, 7.38%, 4/20/25 (c).......      657,615        670,053
Pool #8628, 7.38%, 5/20/25 (c).......       95,306         97,108
Pool #8631, 7.38%, 5/20/25 (c).......      196,357        200,071
Pool #8634, 7.38%, 5/20/25 (c).......      111,442        113,550
Pool #8643, 7.38%, 6/20/25 (c).......      271,008        276,134
Pool #8646, 7.38%, 6/20/25 (c).......      157,834        160,819
Pool #8663, 6.75%, 7/20/25 (c).......      119,209        121,233
Pool #8686, 6.75%, 8/20/25 (c).......      440,912        448,398
TBA November, 7.00%, 11/15/29 (b)....   21,150,000     20,852,588
                                                     ------------
                                                       34,629,666
                                                     ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
 (Cost $210,935,738).................                 212,039,433
                                                     ------------

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 27.4%
AUTOMOTIVE  - 0.7%
Daimler-Chrysler NA Holdings, 8.00%,
 6/15/10.............................      380,000        388,549
Delphi Auto Systems Corp., 7.13%,
 5/1/29..............................      225,000        189,499
Ford Motor Co., 6.63%, 10/1/28.......      830,000        687,323
Ford Motor Co., 7.45%, 7/16/31.......      335,000        308,816
                                                     ------------
                                                        1,574,187
                                                     ------------
BANKING  - 2.0%
Bank One Corp., 7.88%, 8/1/10........      205,000        206,553
Bank One Corp., 7.63%, 10/15/26......      410,000        386,421
Bank One Corp., 8.00%, 4/29/27.......      180,000        176,893
BankAmerica, 5.88%, 2/15/09..........      460,000        413,340
Bayer Hypo-Vereinsbank Trust, 8.74%,
 6/30/31, Callable 6/30/29
 @ 100 (d)...........................      705,000        657,317
BNP Paribas Capital Trust, 9.00%,
 12/31/49, Callable 10/27/10 @
 100 (d).............................      675,000        673,898
Chase Manhattan Corp., 7.00%,
 11/15/09............................      600,000        576,761
Citicorp, 6.38%, 11/15/08............      335,000        314,681
State Street Corp., 7.65%, 6/15/10...      405,000        409,434
Wells Fargo Bank, 7.55%, 6/21/10.....      790,000        799,215
                                                     ------------
                                                        4,614,513
                                                     ------------
CABLE  - 0.3%
Adelphia Communications, 7.88%,
 5/1/09..............................      230,000        180,550
Adelphia Communications, 9.38%,
 11/15/09............................      375,000        320,625
CSC Holdings, Inc., 8.13%, 7/15/09...      110,000        107,068
                                                     ------------
                                                          608,243
                                                     ------------

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
CHEMICALS  - 0.3%
Dow Chemical Co., 7.38%, 11/1/29.....  $   605,000   $    579,553
                                                     ------------

COMPUTER SOFTWARE & SYSTEMS  - 0.3%
Hyundai Semiconductor, 8.25%,
 5/15/04 (d).........................       75,000         65,493
Hyundai Semiconductor, 8.63%,
 5/15/07 (d).........................      290,000        232,635
Sun Microsystems, Inc., 7.65%,
 8/15/09.............................      370,000        374,086
                                                     ------------
                                                          672,214
                                                     ------------
FINANCE  - 10.3%
Ahold Finance USA, Inc., 8.25%,
 7/15/10.............................      275,000        278,821
Ahold Finance USA, Inc., 6.88%,
 5/1/29..............................      645,000        532,621
American Express, 6.88%, 11/1/05.....      500,000        496,467
American General Corp., 7.50%,
 8/11/10.............................      280,000        279,750
American General Corp., 7.50%,
 7/15/25.............................      650,000        620,677
Anthem Insurance, 9.13%,
 4/1/10 (d)..........................      410,000        389,837
Anthem Insurance, 9.00%,
 4/1/27 (d)..........................      610,000        513,817
AXA Financial, Inc., 6.50%, 4/1/08...      505,000        474,139
BT Institutional Capital Trust A,
 8.09%, 12/1/26, Callable 12/1/06 @
 104.05 (d)..........................      710,000        647,592
Citigroup, Inc., 7.25%, 10/1/10......      555,000        550,577
Citigroup, Inc., 6.63%, 1/15/28......      300,000        264,665
DR Structured Finance, 1994-K2,
 9.35%, 8/15/19......................       75,000         55,279
EOP Operating LP, 6.76%, 6/15/07.....      365,000        348,075
EOP Operating LP, 7.25%, 6/15/28.....      170,000        140,923
EOP Operating LP, 7.50%, 4/19/29.....      325,000        282,248
Equitable Life, 6.95%,
 12/1/05 (d).........................      585,000        576,609
Farmers Insurance Exchange, 8.63%,
 5/1/24 (d)..........................      475,000        466,060
Florida Property & Casualty, 7.38%,
 7/1/03 (d)..........................      250,000        249,966
Florida Windstorm, 7.13%,
 2/25/19 (d).........................      765,000        720,531
Ford Credit Co., 7.38%, 10/28/09.....    1,280,000      1,247,679
General Electric Capital Corp.,
 7.38%, 1/19/10......................      895,000        920,803
General Motors Acceptance Corp.,
 7.75%, 1/19/10......................      410,000        412,411
Goldman Sachs Group, Inc., 6.50%,
 2/25/09 (d).........................      370,000        341,876
Goldman Sachs Group, Inc., 6.65%,
 5/15/09.............................      275,000        258,079
Goldman Sachs Group, Inc., 7.35%,
 10/1/09.............................      320,000        314,028
Great 98 A A1, 7.33%, 3/15/06 (f)....      246,478         59,155
Great Western Financial, 8.21%,
 2/1/27, Callable 2/1/07 @ 104.10....      235,000        209,511
Hartford Financial Services Group,
 7.90%, 6/15/10......................      680,000        698,491
Household Finance Corp., 5.88%,
 2/1/09..............................      630,000        557,423
Household Finance Corp., 8.00%,
 7/15/10.............................      410,000        414,654

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR FIXED INCOME PORTFOLIO                            OCTOBER 31, 2000

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
Hutchison Whampoa Ltd., 7.45%,
 8/1/17 (d)..........................  $   805,000   $    728,750
John Hancock, 7.38%, 2/15/24 (d).....      850,000        792,782
Lehman Brothers Holdings, Inc.,
 8.25%, 6/15/07......................      345,000        352,149
Metropolitan Life Insurance Co.,
 7.45%, 11/1/23, Callable 11/1/03 @
 103.53 (d)..........................      625,000        549,764
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (d)..................      300,000        289,296
Nationwide Mutual Insurance Co.,
 7.50%, 2/15/24, Callable 2/15/04 @
 103.27 (d)..........................      550,000        464,858
New York Life Insurance, 7.50%,
 12/15/23, Callable 12/15/03 @
 103.61 (d)..........................      500,000        438,399
Oil Purchase Co., 7.10%,
 4/30/02 (d).........................      275,237        259,452
Oil Purchase Co., 10.73%,
 1/31/04 (d).........................      187,914        179,172
Paiton Energy Funding, 9.34%,
 2/15/14 (d).........................      350,000         70,000
Petrozuata Finance, Inc., 8.22%,
 4/1/17 (d)..........................      805,000        635,950
PNC Institutional Capital Trust A,
 7.95%, 12/15/26, Callable 12/15/06 @
 103.98 (d)..........................      375,000        335,034
Prime Property Funding II, 6.80%,
 8/15/02 (d).........................      215,000        211,852
Prime Property Funding II, 7.00%,
 8/15/04 (d).........................      420,000        407,808
Prudential Insurance Co., 8.30%,
 7/1/25..............................    1,095,000      1,096,398
Smart (CFS) 97 6 A1, 7.71%,
 4/15/06 (f).........................      262,780         52,556
Unicredito Italian Capital Trust,
 9.20%, 10/2/49, Callable 10/5/10
 @100 (d)............................      340,000        340,830
Washington Mutual Capital I, 8.38%,
 6/1/27, Callable 6/1/07 @ 104.096...      440,000        397,476
Washington Mutual, Inc., 8.25%,
 4/1/10..............................      500,000        509,078
World Financial, 6.91%,
 9/1/13 (d)..........................      683,156        661,753
World Financial, 6.95%,
 9/1/13 (d)..........................    1,240,000      1,202,854
                                                     ------------
                                                       23,298,975
                                                     ------------
GOVERNMENTS (FOREIGN)  - 0.6%
Federal Republic of Brazil, 11.00%,
 8/17/40, Callable 8/17/15 @100......      485,000        368,600
Republic of Columbia, 8.70%,
 2/15/16.............................      740,000        481,000
Republic of Columbia, 11.75%,
 2/25/20.............................      105,000         84,105
United Mexican States, 10.38%,
 2/17/09.............................      405,000        430,313
                                                     ------------
                                                        1,364,018
                                                     ------------
HEALTH CARE -- 0.4%
Columbia HCA Healthcare, 9.00%,
 12/15/14............................      215,000        210,464
Columbia HCA Healthcare, 7.19%,
 11/15/15............................      430,000        353,615
Columbia HCA Healthcare, 7.69%,
 6/15/25.............................      170,000        139,890
Columbia HCA Healthcare, 7.58%,
 9/15/25.............................      325,000        266,155
                                                     ------------
                                                          970,124
                                                     ------------

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
INDUSTRIAL  - 3.0%
Alcoa, Inc., 7.38%, 8/1/10...........  $   190,000   $    191,781
CSC Holdings, Inc., 7.88%,
 12/15/07............................      560,000        542,275
International Game Technology, 8.38%,
 5/15/09.............................      265,000        258,375
Jet Equipment Trust, 10.00%,
 6/15/12 (d).........................      175,000        194,777
Lockheed Martin Corp., 8.50%,
 12/1/29.............................      740,000        791,825
News America Corp., 7.28%, 6/30/28...      700,000        601,171
News America Holdings, 8.88%,
 4/26/23.............................      200,000        205,691
News America Holdings, 7.75%,
 1/20/24.............................      120,000        109,018
Pharmacia Corp., 6.60%, 12/1/28......    1,025,000        902,921
Raytheon Co., 8.20%, 3/1/06..........      475,000        491,258
Raytheon Co., 8.30%, 3/1/10..........      195,000        204,881
Rockwell International Corp., 6.70%,
 1/15/28.............................      250,000        212,017
Scotia Pacific Company LLC, 7.71%,
 1/20/14.............................      180,000        134,483
Time Warner, Inc., 6.63%, 5/15/29....      430,000        370,012
Unilever Capital Corp., 7.13%,
 11/1/10.............................      820,000        810,451
USA Waste, 7.00%, 7/15/28............      700,000        573,697
Waste Management, Inc., 7.38%,
 5/15/29.............................      320,000        274,528
                                                     ------------
                                                        6,869,161
                                                     ------------
OIL & GAS  - 0.6%
Conoco, Inc., 6.95%, 4/15/29.........    1,130,000      1,050,558
Oxymar, 7.50%, 2/15/16 (d)...........      370,000        276,475
                                                     ------------
                                                        1,327,033
                                                     ------------
RETAIL  - 2.7%
Albertsons, Inc., 7.45%, 8/1/29......    1,115,000        999,415
Federated Department Stores, 6.30%,
 4/1/09..............................      220,000        184,903
Federated Department Stores, 7.00%,
 2/15/28.............................      220,000        166,265
Federated Department Stores, 6.90%,
 4/1/29..............................      740,000        547,361
K-Mart Funding Corp., 8.80%,
 7/1/10..............................      201,353        172,946
Kroger Co., 8.05%, 2/1/10............      140,000        141,883
Kroger Co., 7.70%, 6/1/29............    1,060,000        984,472
Lowes Companies, 6.88%, 2/15/28......      220,000        187,963
Lowes Companies, 6.50%, 3/15/29......      630,000        511,012
Saks, Inc., 7.38%, 2/15/19...........      560,000        274,400
Target Corp., 7.50%, 8/15/10.........      705,000        700,989
Wal-Mart Stores, 6.88%, 8/10/09......      165,000        163,873
Wal-Mart Stores, 7.55%, 2/15/30......      950,000        986,044
                                                     ------------
                                                        6,021,526
                                                     ------------
SPECIAL PURPOSE  - 1.1%
Farmers Exchange Capital, 7.05%,
 7/15/28 (d).........................      560,000        463,280
GS Escrow Corp., 7.13%, 8/1/05.......      845,000        785,588
PNC Funding Corp., 7.50%, 11/1/09....      440,000        436,743

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR FIXED INCOME PORTFOLIO                            OCTOBER 31, 2000

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
Qwest Capital Funding, 7.90%,
 8/15/10 (d).........................  $   165,000   $    167,506
UBS Preferred Funding Trust I, 8.62%,
 10/1/49, Callable 10/1/10 @ 100.....      620,000        626,528
                                                     ------------
                                                        2,479,645
                                                     ------------
TELECOMMUNICATIONS  - 3.9%
AT&T Corp., 6.50%, 3/15/29...........      790,000        620,416
Bellsouth Telecommunications, 6.38%,
 6/1/28..............................      920,000        779,146
Clear Channel Communications, 7.65%,
 9/15/10.............................      350,000        343,907
Deutsche Telekom, 8.00%, 6/15/10.....      790,000        806,953
GTE Corp., 6.94%, 4/15/28............      820,000        747,844
Intermedia Communication, 10.80%,
 7/15/07, Callable 7/15/02 @
 105.625.............................      630,000        518,175
Intermedia Communication, 8.60%,
 6/1/08, Callable 6/1/03 @ 104.30....       75,000         70,688
Lenfest Communications, 7.63%,
 2/15/08.............................      660,000        654,154
Lucent Technologies, Inc., 6.45%,
 3/15/29.............................      830,000        640,964
Motorola, Inc., 6.50%, 11/15/28......      270,000        227,318
Nextel Communications, 10.00%,
 9/15/07, Callable 9/15/02 @
 105.325.............................      670,000        539,350
Nextel Communications, 9.38%,
 11/15/09, Callable 11/15/04 @
 104.69..............................      195,000        188,175
Qwest Communications International,
 8.01%, 2/1/08, Callable 2/1/03 @
 104.145.............................      770,000        644,815
Vodafone Group PLC, 7.75%,
 2/15/10 (d).........................      135,000        137,483
Vodafone Group PLC, 7.88%,
 2/15/30 (d).........................      970,000        987,540
WorldCom, Inc., 6.95%, 8/15/28.......    1,155,000      1,017,069
                                                     ------------
                                                        8,923,997
                                                     ------------
TRANSPORTATION  - 0.5%
Continental Airlines, 7.46%,
 4/1/15..............................      170,336        165,411
Continental Airlines, 6.65%,
 9/15/17.............................      355,229        332,732
Continental Airlines, 6.55%,
 2/2/19..............................      306,161        283,716
US Airways Pass Through Trust, 8.11%,
 2/20/17.............................      360,000        361,358
                                                     ------------
                                                        1,143,217
                                                     ------------
UTILITIES  - 0.7%
CMS Energy Corp., 7.50%, 1/15/09.....      550,000        479,390
Mobil Energy Services, 8.67%,
 1/1/17 (e)..........................      151,513         30,681
PSEG Energy Holdings, 9.13%,
 2/10/04.............................      430,000        436,138
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (d).........................      595,000        545,170
                                                     ------------
                                                        1,491,379
                                                     ------------
TOTAL CORPORATE OBLIGATIONS
 (Cost $65,843,828)..................                  61,937,785
                                                     ------------
-----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 11.1%

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
Arcadia Automobile Receivables Trust
 97 C A4, 6.38%, 1/15/03.............  $   364,625   $    364,030
Arcadia Automobile Receivables Trust
 97 D, 6.20%, 5/15/03................      300,161        299,359
Arcadia Automobile Receivables Trust
 98 A A3, 5.90%, 11/15/02............      177,426        177,161
Associates Automobile Receivables
 Trust 00 1 A2, 7.15%, 3/15/03.......      980,000        978,464
Banc One Home Equity Trust 99 1 A1,
 6.06%, 1/25/12......................      254,850        252,329
BankBoston Home Equity Loan Trust 98
 2 A1, 6.28%, 11/25/10...............      103,643        103,082
BMW 99 A A2, 6.16%, 12/25/01.........      381,145        380,626
Centex 99 2 A1, 5.91%, 4/25/19.......      345,356        342,330
Centex Home Equity 99 1 A1, 6.07%,
 3/25/18.............................      140,313        139,522
Chevy Chase Auto Receivables Trust,
 97 4 A, 6.25%, 6/15/04, Callable
 9/15/01 @ 100.......................      149,034        148,326
Contimortgage Home Equity Loan Trust
 99 1 A1, 6.01%, 12/25/13............      169,804        168,817
Daimler-Benz AGT 97 A A, 6.05%,
 3/31/05, Callable 10/20/00 @ 100....       58,201         57,972
Daimler-Benz Vehicle Trust 98 A A3,
 5.16%, 1/20/03......................    1,521,824      1,510,685
EQCC Home Equity Loan Trust 99 1 A1F,
 5.77%, 5/20/10......................      256,517        254,692
EQCC Home Equity Loan Trust 99 2 A1F,
 6.05%, 1/25/10......................      354,276        351,654
EQCC Home Equity Loan Trust 99 3 A1F,
 6.55%, 4/25/10......................      742,386        737,443
First Security Auto Grantor Trust 97
 B A, 6.10%, 4/15/03.................      287,501        286,768
First Security Auto Grantor Trust 98
 A A, 5.97%, 4/15/04, Callable
 4/15/01 @ 100.......................      211,607        210,367
First Security Auto Owner Trust 00 1
 A2, 7.20%, 5/13/03..................    1,375,000      1,378,493
First Security Auto Owner Trust 00 2
 A2, 6.80%, 8/15/03..................    1,500,000      1,499,662
First USA Credit Card Master Trust 97
 10 A, 6.71%, 11/17/00 (c)...........      675,000        675,108
Ford Credit Auto Owner Trust 00 A A3,
 6.82%, 6/15/02......................    1,752,987      1,753,146
Ford Credit Auto Owner Trust 99 B,
 5.47%, 9/15/01......................      321,365        321,031
Ford Credit Auto Owner Trust 99 C A3,
 5.77%, 11/15/01.....................      644,226        643,241
Ford Credit Auto Owner Trust 99 D A3,
 6.20%, 4/15/02......................    1,278,166      1,275,865
Green Tree Financial Corp. 99 1 A2,
 5.43%, 11/1/06......................      262,906        262,488
Green Tree Financial Corp. 99 2 A1,
 5.60%, 12/1/30......................      509,891        507,586
Green Tree Financial Corp. 99 3 A2,
 5.51%, 2/1/31.......................      632,957        631,411
Green Tree Home Equity Loan Trust 98
 A A2, 6.04%, 6/15/29................      109,085        108,977
Green Tree Home Equity Loan Trust 99
 C A1, 5.99%, 8/15/25................      310,944        310,444

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR FIXED INCOME PORTFOLIO                            OCTOBER 31, 2000

-----------------------------------------------------------------
 ASSET BACKED SECURITIES, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
Green Tree Home Improvement Loan
 Trust 98 E HIA 1, 5.91%, 7/15/30....  $       986   $        985
Harley-Davidson Eaglemark Morotcycle
 Trust 99 2 A1, 5.84%, 10/15/03......      385,865        381,987
Harley-Davidson Eaglemark Motorcycle
 Trust 99 1 A1, 5.25%, 7/15/03.......      317,926        315,062
HFC Home Equity Loan 99 1 A1, 6.83%,
 12/20/16............................      548,281        545,759
Honda Auto Receivables Owner Trust 00
 1 A2, 6.65%, 12/16/02...............    1,200,000      1,199,872
Indymac HEL 98 A A1, 6.98%,
 11/25/00 (c)........................       75,008         75,025
Long Beach Acceptance Auto Grantor
 Trust 97 2 A, 6.69%, 9/25/04 (d)....       65,465         64,965
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12.....................      705,000        745,292
MMCA Automobile Trust 99 2 A1, 6.30%,
 6/15/02.............................      590,421        589,736
Navistar Financial Corp. Owner Trust
 99 A, 5.55% 2/15/02.................      266,964        266,561
New Holland 99 A A2, 6.39%,
 10/15/02 (d)........................      565,307        564,697
Nissan Auto Receivables Grantor Trust
 98 A A, 5.45%, 4/15/04, Callable
 7/15/01 @ 100.......................      558,499        553,467
Nissan Auto Receivables Owner Trust
 00 B A2, 7.15%, 12/15/02............    1,200,000      1,202,760
Oakwood 99 B A1, 7.00%,
 11/15/00 (c)........................      345,894        345,825
Option One 99 2 A1, 5.88%, 5/25/29...      307,970        305,768
Peco Energy Transition Trust 00 A A3,
 7.63%, 3/1/10.......................    1,200,000      1,229,767
Premier Auto Trust 99 3 A2, 5.82%,
 2/8/02..............................      615,988        615,008
Textron Financial Corp. Receivable 98
 A A1, 5.82%, 1/15/02 (d)............       52,780         52,737
                                                     ------------
TOTAL ASSETS BACKED SECURITIES
 (Cost $25,149,990)..................                  25,186,352
                                                     ------------

-----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 2.4%
American Southwest Financial
 Securities Corp. 93 2 A1, 7.30%,
 1/18/09.............................       71,470         71,426
American Southwest Financial
 Securities Corp. IO 93 2 S1, 1.09%,
 11/1/00 (c).........................    3,429,453         89,015
Asset Securitization Corp. 96 MDS A1C
 SEQ, 7.04%, 11/13/26................      275,000        274,094
B A Mortgage Securities, Inc. 97 1
 A2, 6.89%, 11/25/00 (c).............      139,607        139,769
DLJ Mortgage Acceptance Corp. 97 CF1
 S, IO, 1.13%, 11/1/00 (c) (d).......    2,606,717         99,863
DR Structured Financial Trust, 94 K1
 A1, 7.60%, 8/15/07..................      250,608        213,083
DR Structured Financial Trust, 94 K1
 A2, 8.38%, 8/15/15..................      250,000        173,413
Fannie Mae 94 97 FC, 7.33%,
 11/25/00 (c)........................      109,145        109,752
Fannie Mae 96 14 PO, 0.00%, due
 12/25/23............................       64,026         42,381

-----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
Fannie Mae 97 70 FA, 7.08%,
 11/18/00 (c)........................  $   100,410   $    100,312
Fannie Mae 98 22 FA, 7.02%,
 11/18/00 (c)........................      516,992        512,550
Fannie Mae INV IE 92 89 SQ, 18.31%,
 11/25/00 (c)........................          338         21,416
Fannie Mae INV IE 97 30 SP, 22.18%,
 11/25/00 (c)........................          908         60,239
Fannie Mae IO 270 2, 8.50%, 9/1/23...    1,470,986        380,915
Fannie Mae IO 291 2, 8.00%, 11/1/27..    1,454,589        394,176
Fannie Mae IO 296 2, 8.00%, 4/1/24...    1,836,296        501,367
Freddie Mac 1710 D, 7.08%,
 11/15/00 (c)........................      349,016        349,103
Freddie Mac IO 1534 K, 0.78%,
 11/15/00, Callable 10/15/18 @
 100 (c).............................    5,067,858        149,593
Freddie Mac IO 186, 8.00%, 8/1/27....      413,598        113,333
Freddie Mac IO 2141 SD, 1.53%,
 11/15/00 (c)........................    2,948,656        199,739
GMAC 96 C1 X2 IO, 1.21%,
 11/1/00 (c).........................    5,282,375        249,645
GMAC 97 C2 X IO, 2.03%,
 11/1/00 (c).........................    1,952,043        103,361
Government National Mortgage
 Association IO 99 29 SD, 1.38%,
 11/16/00 (c)........................    4,140,670        151,418
Government National Mortgage
 Association IO 99 30 S, 1.98%,
 11/16/00 (c)........................    4,607,793        263,346
Government National Mortgage
 Association IO 99 30 SA, 1.38%,
 11/16/00 (c)........................    4,348,194        170,513
Government National Mortgage
 Association IO 99 32 SB, 1.38%,
 11/16/00 (c)........................    3,372,479        127,332
Government National Mortgage
 Association IO 99 44 SA, 1.93%,
 11/16/00 (c)........................    2,620,805        127,326
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.89%, 11/1/00 (c)..............    1,155,938         42,171
Moserv, Inc. 96 2 1A1, 7.47%,
 11/25/00............................      309,303        311,620
                                                     ------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (Cost $6,000,231)...................                   5,542,271
                                                     ------------

-----------------------------------------------------------------
 YANKEE BONDS  - 1.2%
Abbey National PLC, 7.95%,
 10/26/29............................      550,000        553,973
Glencore Nickel Property Ltd., 9.00%,
 12/1/14.............................      595,000        491,619
Global Crossing Holding Ltd., 9.13%,
 11/15/06............................      720,000        686,700
Grupo Minero Mexico SA de C.V.,
 8.25%, 4/1/08.......................      515,000        437,750
Multicanal SA, 13.13%, 4/15/09.......      245,000        213,150
Multicanal SA, 10.50%, 4/15/18.......      265,000        169,600
Province of Quebec, 7.13%, 2/9/24....      155,000        147,221
                                                     ------------
TOTAL YANKEE BONDS
 (Cost $2,942,979)...................                   2,700,013
                                                     ------------

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR FIXED INCOME PORTFOLIO                            OCTOBER 31, 2000

-----------------------------------------------------------------
 PREFERRED STOCKS  - 0.3%

              SECURITY                  PRINCIPAL
             DESCRIPTION                 AMOUNT         VALUE
-------------------------------------  -----------   ------------
INDUSTRIAL  - 0.3%
Home Ownership Funding Corp.,
 13.33% (d)..........................  $       825   $    625,112
                                                     ------------
TOTAL PREFERRED STOCKS
 (Cost $826,654).....................                     625,112
                                                     ------------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.5%
Dreyfus Cash Management Fund.........    5,723,778      5,723,778
                                                     ------------
TOTAL INVESTMENT COMPANIES
 (Cost $5,723,778)...................                   5,723,778
                                                     ------------
TOTAL INVESTMENTS  - 138.6%
 (Cost $317,423,198) (a).............                 313,754,744
LIABLILITIES IN EXCESS OF OTHER
 ASSETS  - (38.6)%...................                 (87,388,767)
                                                     ------------
NET ASSETS  - 100.0%.................                $226,365,977
                                                     ------------
                                                     ------------

---------

(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $16,368. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation.......................  $  3,082,084
    Unrealized depreciation.......................    (6,766,906)
                                                    ------------
    Net unrealized depreciation...................  $ (3,684,822)
                                                    ------------
                                                    ------------

(b) Security purchased on a delayed delivery basis collateralized by cash and cash equivalents.

(c) Represents a variable rate note. Interest rate disclosed represents current rate at October 31, 2000. The maturity date presented reflects the next rate change date.

(d) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by The Board of Trustees.

(e) Represents non-income producing security.

(f) Represents an illiquid security, valued in good faith by the investment manager. The Portfolio has received partial payment for this security.

(g) Represents the discount rate.

IE   -- Ioette
IO   -- Interest Only
LLC  -- Limited Liability Company
PLC  -- Public Limited Company
PO   -- Principal Only
SA   -- Societe Anonyme (French Corp.)
TBA  -- Pool number to be announced

At October 31, 2000 the fund's open futures contracts were as follows:

                                                                UNREALIZED
                                                              APPRECIATION/
        LONG           NUMBER OF   EXPIRATION    CONTRACT     (DEPRECIATION)
      CONTRACTS        CONTRACTS      DATE         VALUE       OF CONTRACTS
---------------------  ---------   ----------   -----------   --------------
U.S. 2 Year Note.....      22         1/3/01    $ 4,402,750      $  5,069

        SHORT
      CONTRACTS
---------------------
U.S. Treasury
 Bonds...............     376       12/29/00    $37,541,250       (21,048)
                                                                 --------
                                                                 $(15,979)
                                                                 --------
                                                                 --------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO


--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value
 (cost $317,423,198)..............                $313,754,744
Cash..............................                      58,150
Interest and dividends
 receivable.......................                   2,985,806
Variation margin receivable.......                     189,375
Receivable for investments sold...                   5,740,891
Prepaid expenses..................                       1,372
                                                  ------------
   TOTAL ASSETS...................                 322,730,338
LIABILITIES:
Payable for investments
 purchased........................  $96,252,754
Accrued expenses and other
 liabilities:
 Investment management............       77,132
 Administration...................        7,915
 Other............................       26,560
                                    -----------
   TOTAL LIABILITIES..............                  96,364,361
                                                  ------------
NET ASSETS:
Applicable to investors'
 beneficial interest..............                $226,365,977
                                                  ------------
                                                  ------------


-------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000


INVESTMENT INCOME:
Interest..............................             $13,841,986
Dividend..............................                 421,416
                                                   -----------
   TOTAL INVESTMENT INCOME............              14,263,402
EXPENSES:
Investment management.................  $786,892
Administration........................    79,901
Accounting............................    61,785
Custodian.............................    68,953
Other.................................    13,956
                                        --------
 TOTAL EXPENSES.......................               1,011,487
                                                   -----------
NET INVESTMENT INCOME.................              13,251,915
                                                   -----------
NET REALIZED/UNREALIZED LOSSES FROM
 INVESTMENTS:
Net realized loss from investment and
 futures transactions.................              (2,366,277)
Change in unrealized
 appreciation/depreciation from
 investments and futures..............               2,172,639
                                                   -----------
Net realized/unrealized losses from
 investments and futures..............                (193,638)
                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS...........................             $13,058,277
                                                   -----------
                                                   -----------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31,
                                                              ------------------------------
                                                                  2000              1999
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $ 13,251,915      $ 12,159,615
 Net realized losses from investment and futures
   transactions.............................................    (2,366,277)       (5,842,322)
 Change in unrealized appreciation/depreciation from
   investments and futures..................................     2,172,639        (3,882,328)
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    13,058,277         2,434,965
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS.......................................    16,436,237        21,363,820
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................    29,494,514        23,798,785
NET ASSETS:
 Beginning of period........................................   196,871,463       173,072,678
                                                              ------------      ------------
 End of period..............................................  $226,365,977      $196,871,463
                                                              ------------      ------------
                                                              ------------      ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                         FOR THE YEARS ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                                2000       1999       1998       1997         1996
                                                              --------   --------   --------   --------     --------
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000's).........................  $226,366   $196,871   $173,073   $118,405     $ 64,178
Ratio of expenses to average net assets.....................      0.51%      0.56%      0.62%      0.57%        0.67%
Ratio of net investment income to average net assets........      6.74%      6.43%      6.03%      6.17%        5.66%
Ratio of expenses to average net assets.....................      0.51%      0.56%      0.62%      0.77%(a)     0.90%(a)
Portfolio turnover..........................................    440.49%    433.26%    126.40%    349.00%      152.00%

---------
(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO                    OCTOBER 31, 2000

-----------------------------------------------------------------
 COMMON STOCKS  - 90.5%
                                         SHARES         VALUE
                                       -----------   ------------
AUSTRALIA  - 2.9%
Australia & New Zealand Bank Group
 Ltd.................................      225,821   $  1,667,422
Broken Hill Proprietary Ltd..........      149,878      1,452,266
Broken Hill Proprietary Ltd. ADR.....       83,800      1,660,288
Cable & Wireless Optus Ltd. (b)......      354,000        749,494
Fosters Brewing Group Ltd............      290,000        656,668
Lend Lease Corp. Ltd.................       61,525        720,010
News Corp. Ltd.......................       26,992        282,243
News Corp. Ltd. ADR..................        8,275        355,825
OneSteel Ltd. (b)....................       12,388          5,905
Westpac Banking Corp. Ltd............      207,656      1,417,518
WMC Ltd..............................      158,300        604,936
                                                     ------------
                                                        9,572,575
                                                     ------------
CANADA  - 5.7%
Abitibi-Consolidated, Inc............       86,500        753,289
Alcan Aluminium Ltd..................       35,100      1,104,319
ATI Technologies, Inc.(b)............       18,900        150,360
Bank of Nova Scotia..................       50,800      1,446,928
Bombardier, Class B..................      338,000      5,300,490
Clarica Life Insurance Co............       44,200      1,047,670
National Bank of Canada..............       52,100        851,142
Nortel Networks Corp., ADR...........       45,600      2,074,800
Suncor Energy, Inc...................       40,800        803,250
Thomson Corp.........................      115,493      4,650,767
Toronto Dominion Bank................       32,000        878,974
                                                     ------------
                                                       19,061,989
                                                     ------------
FINLAND  - 3.5%
Metra Wartsila Oyj, B Shares.........       21,200        341,431
Nokia Oyj............................      253,100     10,402,995
UPM-Kymmene Oyj......................       35,000        989,414
                                                     ------------
                                                       11,733,840
                                                     ------------
FRANCE  - 5.7%
Bouygues.............................       66,090      3,361,252
Christian Dior SA....................       18,800        954,550
Compagnie De Saint Gobain............       11,000      1,453,627
Groupe Danone........................        9,800      1,368,981
LVMH (Louis Moet Vuitton Hennessy)...        5,500        400,936
Michelin, B Shares...................       21,900        633,013
PSA Peugeot Citroen..................        5,600      1,030,058
Sanofi Synthelabo SA.................       60,320      3,170,057
Societe Television Francaise.........      100,000      5,450,357
Valeo SA.............................       10,460        454,845
Vivendi SA...........................        9,500        682,058
Wanadoo (b)..........................        6,800         86,460
                                                     ------------
                                                       19,046,194
                                                     ------------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES         VALUE
                                       -----------   ------------
GERMANY  - 6.4%
Aixtron (b)..........................       12,700   $  1,770,858
Allianz Holdings AG..................        2,600        882,653
Bayerische Motoren Werke AG..........       36,400      1,203,317
Daimler Chrysler AG..................       11,000        506,765
Deutsche Bank AG Registered..........        8,200        674,217
Deutsche Telekom AG..................       28,100      1,049,219
Dresdner Bank AG.....................       20,100        833,994
Epcos AG (b).........................       11,900        902,784
Infineon Technologies AG (b).........       69,300      2,907,719
Infineon Technologies AG ADR (b).....       42,900      1,839,338
Intershop Communication AG (b).......       11,000        475,529
Metro AG.............................       45,800      1,844,052
MG Technologies......................       34,000        363,131
Muenchener Rueckversicher AG.........        5,800      1,828,879
Siemens AG...........................       30,200      3,839,832
T-Online International AG (b)........       13,600        277,248
                                                     ------------
                                                       21,199,535
                                                     ------------
GREECE  - 0.1%
Hellenic Bottling Co. SA.............       32,544        445,032
                                                     ------------

HONG KONG  - 2.4%
Cheung Kong Holdings Ltd.............      171,000      1,891,146
China Mobile Ltd. (b)................      393,000      2,532,203
Hong Kong Land Holdings Ltd..........      124,000        229,400
Hutchison Whampoa Ltd................      105,600      1,310,040
Li & Fung Ltd........................      340,000        632,145
Pacific Century CyberWorks Ltd.
 (b).................................            2              2
Shangri-La Asia, Ltd.................      532,000        525,257
Swire Pacific Ltd., Class A..........      121,000        746,277
                                                     ------------
                                                        7,866,470
                                                     ------------
IRELAND  - 0.5%
Allied Irish Banks PLC...............       67,716        689,077
CRH PLC..............................       57,500        871,464
                                                     ------------
                                                        1,560,541
                                                     ------------
ITALY  - 3.2%
Assicurazioni Generali...............       35,000      1,149,619
ENI SpA..............................      514,000      2,779,699
Olivetti SpA.........................      400,000      1,215,862
Telecom Italia Mobile SpA RNC........      473,000      2,505,851
Telecom Italia SpA...................       58,611        678,150
Telecom Italia SpA RNC...............      407,000      2,211,396
                                                     ------------
                                                       10,540,577
                                                     ------------

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO                    OCTOBER 31, 2000

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES         VALUE
                                       -----------   ------------
JAPAN  - 21.8%
Advantest Corp.......................       24,700   $  3,219,095
Aiful Corp...........................       11,850        933,359
Bridgestone Corp.....................       45,000        445,935
Chugai Pharmaceutical Co., Ltd.......      105,000      1,780,993
Daiwa Securities Group Inc...........       68,000        752,952
DDI Corp.............................          122        572,087
Fuji Soft ABC, Inc...................       10,400        683,895
Fujitsu Support and Services, Inc....        4,900        595,075
Furukawa Electric Co., Ltd...........       45,000      1,182,841
Hirose Electronics Co., Ltd..........       29,400      3,392,734
Hitachi, Ltd.........................      150,000      1,607,345
Honda Motor Co., Ltd.................       26,000        897,732
Japan Air Lines......................      126,000        504,294
Jusco Co., Ltd.......................       80,000      1,502,020
Keyence Corp.........................        7,030      2,182,664
Kokusai Securities Co., Ltd..........       27,000        227,501
Mitsubishi Heavy Industries, Ltd.....      275,000      1,067,900
Mitsubishi Motors Corp. (b)..........      412,000      1,320,679
Mitsui Chemicals, Inc................       65,000        332,185
Murata Manufacturing Co., Ltd........       26,000      3,109,915
Nichicon Corp........................       36,000        642,608
Nikko Securities Co., Ltd............       45,000        388,236
Nikon Corp...........................      186,000      2,701,768
Nintendo Co., Ltd....................       11,700      1,934,172
Nippon Sheet Glass Co., Ltd..........       73,000      1,109,846
Nippon Telegraph & Telephone Corp....          115      1,045,873
Nissan Motor Co., Ltd................      461,000      3,162,384
Nomura Securities Co., Ltd...........       45,000        954,103
NTT DoCoMo Network, Inc..............          257      6,331,656
Rohm Co., Ltd........................       13,500      3,401,389
Sankyo Co., Ltd......................       52,000      1,145,382
Sanwa Bank, Ltd......................      128,000      1,137,139
Sekisui House, Ltd...................       74,000        782,113
Shionogi & Co., Ltd..................      109,000      2,126,366
Sony Corp............................       79,610      6,357,934
Sony Corp. ADR.......................        4,400        365,200
Sumitomo Realty & Development Co.,
 Ltd.................................       84,000        481,599
Suzuki Motor Corp....................       58,000        621,507
Taiyo Yuden Co., Ltd.................       36,000      1,374,898
Tokyo Electron, Ltd..................       69,900      5,467,225
Tokyo Seimitsu Co., Ltd..............       15,300      1,078,982
Tokyu Corp...........................      190,000        981,442
Toray Industries, Inc................      243,000        945,861
Ushio, Inc...........................       36,000        626,452
Yamanouchi Pharmaceutical Co.,
 Ltd.................................       13,000        588,169
Yasuda Fire & Marine.................      163,000        840,481
                                                     ------------
                                                       72,903,986
                                                     ------------
MEXICO  - 1.8%
Telefonos De Mexico ADR..............      109,200      5,889,975
                                                     ------------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES         VALUE
                                       -----------   ------------
NETHERLANDS  - 6.7%
ABN Amro Holding NV..................       62,203   $  1,439,422
Aegon NV.............................      125,282      4,969,912
ASM Lithography Holding NV (b).......      170,800      4,663,292
DSM NV...............................       18,423        530,950
Hagemeyer NV.........................       36,000        849,849
Heineken Holding NV..................       12,300        437,893
Heineken NV..........................       59,000      3,200,708
ING Groep NV.........................       14,000        960,280
Koninklijke (Royal) Philips
 Electronics NV......................       21,000        824,343
STMicroelectronics NV................       30,000      1,511,775
STMicroelectronics NV ADR............       55,500      2,882,531
                                                     ------------
                                                       22,270,955
                                                     ------------
NORWAY  - 0.4%
Norsk Hydro ASA......................       32,000      1,269,652
Norsk Hydro ASA ADR..................        2,100         82,819
                                                     ------------
                                                        1,352,471
                                                     ------------
PORTUGAL  - 0.3%
Portugal Telecom SA..................       95,000        845,526
PT Multimedia Servicos de
 Telecomunicacoes....................        1,700         48,129
                                                     ------------
                                                          893,655
                                                     ------------
RUSSIA  - 0.3%
Lukoil-Holding, ADR..................       16,900        902,460
                                                     ------------

SINGAPORE  - 1.2%
Chartered Semiconductor Manufacturing
 Ltd. (b)............................       65,000        281,408
Creative Technology Ltd..............       19,000        308,467
Creative Technology Ltd. ADR.........       20,000        337,500
Datacraft Asia Ltd...................       33,000        226,050
Overseas Union Bank..................      152,000        735,991
Singapore Airlines Ltd...............       56,000        561,449
Singapore Press Holdings Ltd.........      100,370      1,435,117
United Overseas Bank Ltd.............       21,000        155,515
                                                     ------------
                                                        4,041,497
                                                     ------------
SOUTH KOREA  - 1.9%
Korea Telecom Corp. ADR..............        8,500        313,438
Pohang Iron & Steel Co. Ltd. ADR.....       35,000        553,438
Samsung Electronics Ltd..............       72,790      5,368,262
                                                     ------------
                                                        6,235,138
                                                     ------------
SPAIN  - 1.1%
Banco Bilbao Vizcaya Argentina SA....      106,700      1,419,967
Telefonica SA (b)....................       83,025      1,581,343
Telefonica SA ADR (b)................        8,937        517,787
                                                     ------------
                                                        3,519,097
                                                     ------------
SWEDEN  - 1.6%
ForeningsSparbanken AB...............       90,900      1,301,851
Hennes & Mauritz AB B Shares.........       62,000      1,157,121
Telefonaktiebolaget LM Ericsson......      172,080      2,284,165
Telefonaktiebolaget LM Ericsson
 ADR.................................       31,600        438,450
                                                     ------------
                                                        5,181,587
                                                     ------------

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO                    OCTOBER 31, 2000

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES         VALUE
                                       -----------   ------------
SWITZERLAND  - 4.1%
Adecco SA............................        1,095   $    756,964
Compagnie Financiere Richemont AG....        1,110      3,086,616
Holderbank Financiere Glaris AG, B
 Shares..............................        1,630      1,712,416
Nestle SA............................          857      1,775,403
Novartis AG..........................        1,727      2,619,192
PubliGroupe SA.......................        1,165        683,547
Roche Holding AG.....................           72        657,500
Schweizerische Rueckversicherungs
 Registered..........................          451        889,165
Swisscom AG..........................        6,173      1,567,209
                                                     ------------
                                                       13,748,012
                                                     ------------
TAIWAN  - 2.2%
Asustek Computer, Inc................      311,562      1,705,804
Taiwan Semiconductor Manufacturing
 Co. Ltd. ADR (b)....................      247,056      5,605,083
                                                     ------------
                                                        7,310,887
                                                     ------------
TURKEY  - 0.5%
Turkive IS Bankasi...................      902,159      1,717,621
                                                     ------------

UNITED KINGDOM  - 16.2%
AstraZeneca PLC......................      131,351      6,187,581
AstraZeneca PLC......................       72,200      3,395,824
AstraZeneca PLC ADR..................        8,300        395,806
Autonomy PLC ADR (b).................       19,000        971,166
BG Group PLC.........................       78,555        316,259
BOC Group PLC........................        5,200         72,678
British Aerospace PLC................      120,086        685,302
British Airways PLC..................      150,000        671,960
Cadbury Schweppes PLC................       23,800        147,312
Caradon PLC..........................      164,400        451,191
Dimensions Data Holdings PLC (b).....      226,200      1,983,931
GKN PLC..............................       69,200        799,864
Granada Media PLC (b)................      123,700        718,500
Halifax Group PLC....................      184,500      1,453,427
Invensys PLC.........................      571,700      1,363,549
Land Securities PLC..................       60,000        618,160
Laporte PLC..........................      752,400          8,740
Laporte PLC, Class B (b).............       83,600        643,397
Lattice Group PLC (b)................       78,555        167,398
Lloyds TSB Group PLC.................      606,384      6,185,732
New Dixons Group PLC.................      238,151        708,931
Rank Group PLC.......................      295,000        734,655
Reuters Group PLC....................      155,366      3,027,649
Reuters Group PLC ADR................          780         91,943
Royal & Sun Alliance Insurance Group
 PLC.................................      131,396        935,399
Royal Bank Of Scotland Group PLC.....       69,300      1,556,756
Shell Transport & Trading Co. PLC....      250,000      2,014,791
Tate & Lyle PLC......................      240,000        767,581
TI Group PLC.........................      190,000      1,036,002

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
                                         AMOUNT         VALUE
                                       -----------   ------------
Unilever PLC.........................       96,000   $    651,006
Vodafone Airtouch PLC................    3,577,654     14,922,975
                                                     ------------
                                                       53,685,465
                                                     ------------
TOTAL COMMON STOCKS
 (Cost $232,578,290).................                 300,679,559
                                                     ------------

-----------------------------------------------------------------
 PREFERRED STOCKS  - 1.9%
JAPAN  - 1.9%
NEC Corp.............................      326,000      6,210,304
                                                     ------------
TOTAL PREFERRED STOCKS
 (Cost $5,846,221)...................                   6,210,304
                                                     ------------

-----------------------------------------------------------------
 CONVERTIBLE BONDS  - 0.9%
JAPAN  - 0.9%
Sakura Finance, 0.75%, 10/1/01,
 Convertible Bond, convertible to
 11,787.819 common stock shares until
 9/30/01.............................  120,000,000*     1,730,986
Sanwa International Finance, 1.25%,
 8/1/05, Convertible Bond,
 convertible to 2,443 common stock
 shares until 7/31/05................  126,000,000*     1,341,515
                                                     ------------
TOTAL CONVERTIBLE BONDS
 (Cost $2,284,222)...................                   3,072,501
                                                     ------------

-----------------------------------------------------------------
 SHORT-TERM INVESTMENTS  - 7.6%
UNITED STATES  - 7.6%
Investors Cash Reserve...............  $25,400,311     25,400,311
                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $25,400,311)..................                  25,400,311
                                                     ------------
TOTAL INVESTMENTS  - 100.9%
 (Cost $266,109,044) (a).............                 335,362,675
LIABILITIES IN EXCESS OF
 OTHER ASSETS  - (0.9)%..............                  (3,038,121)
                                                     ------------
NET ASSETS  - 100.0%.................                $332,324,554
                                                     ------------
                                                     ------------

---------

  * The principal amount of each security is denominated in the local currency of each respective county.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $185,666. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.......................  $ 92,656,463
  Unrealized depreciation.......................   (23,588,498)
                                                  ------------
  Net unrealized appreciation...................  $ 69,067,965
                                                  ------------
                                                  ------------

(b) Represents non-income producing security.

AB  --    Aktiebolag (Swedish Stock Co.)
ADR --    American Depositary Receipt
AG  --    Aktiengesellschaft (West German Stock Co.)
NV  --    Naamloze Vennootschaap (Dutch Corp.)
PLC --    Public Limited Company
SA  --    Societe Anonyme (French Corp.) or Sociedad Anonima
          (Spanish Corp.)
SpA --    Societa per Azioni (Italian Corp.)

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO                    OCTOBER 31, 2000

--------------------------------------------------------------------------------
 INDUSTRY DIVERSIFICATION

                                                 PERCENTAGE OF
                   INDUSTRY                       NET ASSETS
                   --------                      -------------
Advertising....................................        0.2%
Aerospace/Military.............................        0.2
Airlines.......................................        0.2
Automotive.....................................        3.0
Banking/Financial Services.....................       13.7
Building Materials.............................        1.7
Business Equipment/Services....................        0.3
Cellular Communications........................        5.3
Chemicals......................................        0.3
Computer Related...............................        3.7
Conglomerates..................................        0.6
Construction...................................        0.2
Consumer Products & Services...................        2.7
Electrical/Electronics.........................       19.6
Food & Beverage Products/Services..............        3.0
Forest Products/Paper..........................        0.3
Human Resources................................        0.2
Industrial.....................................        0.7

                                                 PERCENTAGE OF
                   INDUSTRY                       NET ASSETS
                   --------                      -------------
Leisure........................................        0.2%
Machinery/Equipment............................        0.3
Manufacturing..................................        4.5
Medical - Drugs................................        6.5
Media..........................................        4.4
Metals & Mining................................        2.0
Oil & Gas......................................        3.5
Real Estate....................................        1.3
Telecommunications.............................       12.6
Textiles.......................................        0.3
Tire & Rubber..................................        0.1
Tobacco........................................        0.9
Transportation & Shipping......................        0.8
Short Term Investments.........................        7.6
                                                     -----
Total Investments..............................      100.9
Liabilities in Excess of Other Assets..........       (0.9)
                                                     -----
Net Assets.....................................      100.0%
                                                     -----
                                                     -----

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO                    OCTOBER 31, 2000

At October 31, 2000, the Portfolio's open forward currency contracts were as follows:

                                                                CONTRACT         CONTRACT                      UNREALIZED
                                                 DELIVERY        AMOUNT            VALUE                     APPRECIATION/
CURRENCY                                           DATE     (LOCAL CURRENCY)   (U.S. DOLLAR)      VALUE      (DEPRECIATION)
--------                                           ----     ----------------   -------------      -----      --------------
LONG CONTRACTS
Australian Dollar..............................   11/3/00          38,825       $    20,140    $    20,117     $     (23)
British Pound..................................   11/2/00         137,388           199,353        199,501           148
Euro............................................   2/20/01       3,378,518         3,365,728      2,881,908      (483,820)
Euro............................................  11/27/00       1,765,172         1,620,911      1,500,291      (120,620)
Euro............................................   2/12/01       1,742,341         1,583,227      1,485,783       (97,444)
Euro............................................    2/9/01       1,396,597         1,269,057      1,190,813       (78,244)
Euro............................................  11/29/00       1,536,514         1,394,041      1,306,207       (87,834)
Euro............................................   12/7/00         665,292           584,614        565,797       (18,817)
Euro............................................   6/26/01         449,740           400,339        384,624       (15,715)
Euro............................................   1/19/01       2,682,484         2,291,326      2,285,365        (5,961)
Euro............................................   1/19/01       3,902,391         3,333,347      3,324,675        (8,672)
Hong Kong Dollar................................   11/3/00      18,864,000         2,418,989      2,418,983            (6)
Singapore Dollar................................   11/1/00          76,800            43,785         43,749           (36)
Singapore Dollar................................   11/1/00          88,294            50,344         50,297           (47)
Singapore Dollar................................   11/2/00          51,198            29,163         29,165             2
Singapore Dollar................................   11/3/00         129,257            73,688         73,654           (34)
Japanese Yen....................................   11/1/00      15,838,687           145,952        145,061          (891)
Japanese Yen....................................   11/2/00       5,119,862            46,988         46,891           (97)
Japanese Yen....................................   11/6/00      11,790,995           108,115        108,104           (11)
                                                                                 -----------    -----------     ---------
TOTAL LONG CONTRACTS........................................................     $18,979,107    $18,060,985     $(918,122)
                                                                                 -----------    -----------     ---------
                                                                                 -----------    -----------     ---------
SHORT CONTRACTS
Australian Dollar..............................  11/10/00          22,601       $    11,764    $    11,710     $      54
Australian Dollar..............................   11/1/00          83,659            43,786         43,349           437
Australian Dollar..............................   11/2/00          61,684            32,371         31,962           409
Australian Dollar..............................   11/3/00          98,427            51,056         51,000            56
British Pound..................................   2/12/01       1,052,897         1,583,227      1,533,395        49,832
British Pound..................................   6/26/01         273,779           400,339        399,148         1,191
British Pound..................................   11/2/00          18,203            26,114         26,433          (319)
British Pound..................................   11/3/00          16,098            23,432         23,379            53
British Pound..................................   11/3/00          45,375            65,842         65,899           (57)
Canadian Dollar................................    2/9/01       1,883,590         1,269,057      1,235,257        33,800
Canadian Dollar................................   12/7/00         868,672           584,614        568,773        15,841
Euro...........................................   2/12/01          70,573            59,224         60,181          (957)
Euro...........................................   11/1/00         610,929           512,955        517,851        (4,896)
Euro...........................................   11/2/00         150,254           126,655        127,362          (707)
Euro...........................................   11/2/00         251,753           211,530        213,397        (1,867)
Japanese Yen...................................   2/20/01     350,994,240         3,365,728      3,276,509        89,219
Japanese Yen...................................  11/27/00     169,191,730         1,620,911      1,556,969        63,942
Japanese Yen...................................  11/29/00     146,299,200         1,394,041      1,346,777        47,264
Japanese Yen...................................   2/28/01     170,700,750         1,650,000      1,595,613        54,387
Japanese Yen...................................   1/19/01     243,971,940         2,291,326      2,265,374        25,952
Japanese Yen...................................   1/19/01     355,273,705         3,333,347      3,298,854        34,493
Japanese Yen...................................   11/1/00       9,204,019            84,814         84,296           518
Japanese Yen...................................   11/2/00       5,638,966            51,752         51,645           107
Japanese Yen...................................   11/6/00       4,402,508            40,368         40,364             4
                                                                                -----------    -----------     ---------
TOTAL SHORT CONTRACTS.......................................................    $18,834,253    $18,425,497     $ 408,756
                                                                                -----------    -----------     ---------
                                                                                -----------    -----------     ---------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value
 (cost $266,109,044)...............               $335,362,675
Foreign currency...................                     88,773
Receivable for investments sold....                  2,448,393
Interest and dividends
 receivable........................                    222,586
Prepaid expenses...................                         57
                                                  ------------
   TOTAL ASSETS....................                338,122,484
LIABILITIES:
Payable to custodian...............  $      189
Payable for investments
 purchased.........................   4,995,035
Unrealized depreciation on forward
 foreign exchange contracts........     509,366
Accrued expenses and other
 liabilities:
 Investment management.............     195,198
 Administration....................      11,651
 Other.............................      86,491
                                     ----------
   TOTAL LIABILITIES...............                  5,797,930
                                                  ------------
NET ASSETS:
Applicable to investors' beneficial
 interest..........................               $332,324,554
                                                  ------------
                                                  ------------


---------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
Interest............................               $  1,006,085
Dividend............................                  4,518,352
Foreign tax withholding.............                   (687,585)
                                                   ------------
   TOTAL INVESTMENT INCOME..........                  4,836,852
EXPENSES:
Investment management...............  $2,444,622
Administration......................     144,147
Accounting..........................      78,533
Custodian...........................     269,065
Other...............................      29,723
                                      ----------
   TOTAL EXPENSES...................                  2,966,090
                                                   ------------
NET INVESTMENT INCOME...............                  1,870,762
                                                   ------------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment
 and foreign currency
 transactions.......................                 29,895,926
Change in unrealized
 appreciation/depreciation from
 investments and foreign
 currencies.........................                (25,559,425)
                                                   ------------
Net realized/unrealized gains from
 investments and foreign
 currencies.........................                  4,336,501
                                                   ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................               $  6,207,263
                                                   ------------
                                                   ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31,
                                                              ------------------------------
                                                                  2000              1999
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................  $  1,870,762      $  1,505,458
 Net realized gains from investment and foreign currency
   transactions.............................................    29,895,926        15,448,935
 Change in unrealized appreciation/depreciation from
   investments and foreign currencies.......................   (25,559,425)       77,634,898
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     6,207,263        94,589,291
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST........................................    37,287,785       (11,497,147)
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................    43,495,048        83,092,144
NET ASSETS:
 Beginning of period........................................   288,829,506       205,737,362
                                                              ------------      ------------
 End of period..............................................  $332,324,554      $288,829,506
                                                              ------------      ------------
                                                              ------------      ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                            FOR THE YEARS ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                2000       1999       1998           1997           1996
                                                              --------   --------   --------       --------       --------
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000's).........................  $332,325   $288,830   $205,737       $207,129       $135,239
Ratio of expenses to average net assets.....................      0.84%      0.91%      0.97%          0.76%          0.83%
Ratio of net investment income to average net assets........      0.53%      0.61%      0.80%          1.21%          1.14%
Ratio of expenses to average net assets.....................      0.84%      0.91%      0.97%          1.01%(a)       1.10%(a)
Portfolio turnover..........................................     27.81%     34.26%     40.47%         30.00%         23.30%

---------
(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO                        OCTOBER 31, 2000

-----------------------------------------------------------------
 COMMON STOCKS  - 94.4%
                                         SHARES         VALUE
                                       -----------   ------------
ADVERTISING  - 0.2%
Catalina Marketing Corp. (b).........       21,100   $    828,175
                                                     ------------

AIRLINES  - 0.6%
Skywest, Inc.........................       42,400      2,141,200
                                                     ------------

BIOTECHNOLOGY  - 0.1%
Ciphergen Biosystems, Inc. (b).......        5,700        176,700
V.I. Technologies, Inc. (b)..........       71,400        330,225
                                                     ------------
                                                          506,925
                                                     ------------

BUILDING MATERIALS  - 0.6%
CoorsTek, Inc. (b)...................        5,500        160,875
Martin Marietta Materials............       54,100      2,077,440
                                                     ------------
                                                        2,238,315
                                                     ------------

COMMERCIAL SERVICES  - 12.2%
Bright Horizons Family Solutions,
 Inc. (b)............................       33,800        845,000
Caremark Rx, Inc. (b)................    1,587,100     19,838,749
Computer Learning Centers (b)........          919            747
Concord EFS, Inc. (b)................      171,400      7,080,962
Diamond Technology Partners, Inc.
 (b).................................        6,500        290,063
Gartner Group, Inc. (b)..............       71,100        675,450
Gartner Group, Inc. Class B (b)......        2,050         17,938
Memberworks, Inc. (b)................       14,900        512,188
Meta Group, Inc. (b).................       38,030        366,039
Modis Professional Services, Inc.
 (b).................................      252,464      1,041,414
National Processing, Inc. (b)........       93,200      1,473,725
NCO Group, Inc. (b)..................      113,100      2,474,063
NOVA Corp. (b).......................      249,540      3,914,658
Orthodontic Centers of America (b)...       76,000      2,536,500
Parexel International Corp. (b)......      158,200      1,384,250
Renaissance Worldwide, Inc. (b)......       79,100         98,875
Sodexho Marriott Services, Inc.......       73,000      1,341,375
Spherion Corp. (b)...................       97,024      1,152,160
                                                     ------------
                                                       45,044,156
                                                     ------------

COMPUTER SERVICES  - 8.5%
Affiliated Computer Services, Inc.
 (b).................................      113,905      6,343,084
Ceridian Corp. (b)...................       79,800      1,995,000
Checkfree Corp. (b)..................       78,100      3,885,475
CNET Networks, Inc. (b)..............       83,800      2,639,700
Complete Business Solutions (b)......       80,000        830,000
DST Systems, Inc. (b)................       44,616      2,749,461
Eloyalty Corp. (b)...................      328,725      3,163,978
Radiant Systems, Inc. (b)............       27,400        505,188
Sungard Data Systems, Inc. (b).......      117,752      6,020,071
Synopsys, Inc. (b)...................       80,000      2,790,000
Technology Solutions Co. (b).........      243,925        579,322
                                                     ------------
                                                       31,501,279
                                                     ------------

COMPUTER SOFTWARE  - 16.6%
Acxiom Corp. (b).....................       80,040      3,221,610
Aspen Technology, Inc. (b)...........      159,100      6,572,818
AVT Corp. (b)........................      132,100        829,753
Bottomline Technologies, Inc. (b)....       29,700      1,041,356
Concord Communications, Inc. (b).....       35,000        271,250
CSG Systems International (b)........       92,600      4,300,112
Cysive, Inc. (b).....................       87,512        694,627
Dendrite International, Inc. (b).....      132,536      2,882,658



-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES         VALUE
                                       -----------   ------------
ePresence, Inc. (b)..................      150,000   $  1,059,375
Exchange Applications, Inc. (b)......      158,000        506,094
Fiserv, Inc. (b).....................       24,862      1,303,701
HNC Software, Inc. (b)...............      115,200      2,340,000
Hyperion Solutions Corp. (b).........      210,300      2,944,200
IDX Systems Corp. (b)................       33,600      1,075,200
IMRglobal Corp. (b)..................      280,700      2,315,775
infoUSA, Inc. (b)....................      163,990        532,968
Inspire Insurance Solutions, Inc.
 (b).................................      114,600         71,625
JDA Software Group, Inc. (b).........       71,800      1,081,488
Lightspan, Inc. (b)..................       24,800         57,350
Metasolv Software, Inc. (b)..........      137,000      1,703,938
National Data Corp...................      161,600      6,160,999
New Era of Networks, Inc. (b)........       59,800        930,638
Numerical Technologies, Inc. (b).....       26,600        545,300
Onyx Software Corp. (b)..............        6,300        100,013
Packeteer, Inc. (b)..................       41,200      1,024,850
Peregrine Systems, Inc. (b)..........      129,887      3,117,288
Probusiness Services, Inc. (b).......       62,000      2,026,625
Proxicom, Inc. (b)...................       22,100        298,350
Scient Corp. (b).....................       26,700        480,600
Smartforce PLC ADR (b)...............      132,900      6,688,607
Transaction Systems Architects, Inc.
 Class A (b).........................      190,335      2,569,523
Wind River Systems (b)...............       50,700      2,081,869
                                                     ------------
                                                       60,830,560
                                                     ------------

CONSTRUCTION & HOUSING  - 0.5%
Dycom Industries, Inc. (b)...........       45,600      1,715,700
                                                     ------------

CONSUMER GOODS & SERVICES  - 0.2%
Blyth Industries, Inc................       30,275        787,150
                                                     ------------

ELECTRICAL & ELECTRONICS  - 1.6%
Belden, Inc..........................       46,945      1,217,636
Capstone Turbine Corp. (b)...........        3,070        170,385
Mettler-Toledo International, Inc.
 (b).................................       44,200      2,063,587
Sawtek, Inc. (b).....................       12,900        656,288
Varian, Inc. (b).....................       64,100      1,975,081
                                                     ------------
                                                        6,082,977
                                                     ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS  - 5.6%
Anadigics, Inc. (b)..................       18,900        422,888
Applied Micro Circuits Corp. (b).....        4,533        346,208
Dupont Photomasks, Inc. (b)..........       62,415      3,503,041
Galileo Technology Ltd. (b)..........       55,400      1,502,725
HI/FN, Inc. (b)......................       27,710      1,711,093
Microchip Technology, Inc. (b).......       19,360        612,244
MKS Instruments, Inc. (b)............       32,100        589,838
Photronics, Inc. (b).................      115,500      2,605,969
PRI Automation, Inc. (b).............       93,200      2,108,650
Sipex Corp. (b)......................       88,700      3,492,562
Varian Semiconductor Equipment
 Associates, Inc. (b)................       32,900        756,700
Veeco Instruments, Inc. (b)..........       47,600      3,151,268
                                                     ------------
                                                       20,803,186
                                                     ------------

FINANCIAL SERVICES  - 1.5%
Federated Investors, Inc.............       83,700      2,437,763
Student Loan Corp....................       30,800      1,647,800
Waddell & Reed Financial, Inc........       43,800      1,396,125
                                                     ------------
                                                        5,481,688
                                                     ------------

                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO                        OCTOBER 31, 2000

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES         VALUE
                                       -----------   ------------
FOOD & BEVERAGE PRODUCTS  - 0.6%
Del Monte Foods Co. (b)..............      173,100   $  1,049,419
Tootsie Roll Industries, Inc.........       34,012      1,305,210
                                                     ------------
                                                        2,354,629
                                                     ------------

HEALTH CARE  - 12.2%
Arthrocare Corp. (b).................       64,800      1,470,150
Conmed Corp. (b).....................       73,300      1,076,594
Cyberonics (b).......................       85,300      1,983,225
Cytyc Corp. (b)......................      132,400      7,883,013
DaVita, Inc. (b).....................      361,692      4,069,035
First Health Group Corp. (b).........       75,800      2,956,200
Haemonetics Corp. (b)................      102,900      2,418,150
Idexx Laboratories, Inc. (b).........      181,800      4,363,200
Impath, Inc. (b).....................       83,100      6,284,438
LifePoint Hospitals, Inc. (b)........       78,000      3,022,500
Lincare Holdings, Inc. (b)...........       76,800      3,230,400
MID Atlantic Medical Services, Inc.
 (b).................................       77,600      1,319,200
Osteotech, Inc. (b)..................      129,500        712,250
Quorum Health Group, Inc. (b)........       91,500      1,223,813
Steris Corp. (b).....................      150,800      2,262,000
Visx, Inc. (b).......................       31,100        666,706
                                                     ------------
                                                       44,940,874
                                                     ------------

INTERNET RELATED  - 7.6%
Data Return Corp. (b)................        3,700         42,550
Digital Insight Corp. (b)............       79,600      1,537,275
E.piphany, Inc. (b)..................       11,100      1,000,388
Internap Network Services (b)........        2,300         36,800
L90, Inc. (b)........................       34,240        207,580
Netegrity, Inc. (b)..................       34,000      2,651,999
Netopia, Inc. (b)....................       53,100        577,463
Retek, Inc. (b)......................       64,551      2,545,736
RSA Security, Inc. (b)...............      172,900     10,028,199
S1 Corp. (b).........................       90,321      1,089,497
SonicWALL, Inc. (b)..................       15,800        236,013
SportsLine.com, Inc. (b).............       99,000        847,688
Switchboard, Inc. (b)................          920          5,980
Ticketmaster Online-CitySearch, Inc.
 (b).................................       55,000        880,000
Verity, Inc. (b).....................       48,600      1,142,100
WatchGuard Technolgies, Inc. (b).....       34,700      1,735,000
WebMD Corp. (b)......................      303,500      3,452,312
                                                     ------------
                                                       28,016,580
                                                     ------------

MEDIA  - 2.0%
Emmis Communications Corp., Class A
 (b).................................       20,900        559,075
Scholastic Corp. (b).................       73,300      5,864,000
Spanish Broadcasting System, Inc.
 (b).................................      111,200      1,000,800
                                                     ------------
                                                        7,423,875
                                                     ------------

OIL & GAS  - 6.3%
Cooper Cameron Corp. (b).............       30,600      1,667,700
Dril-Quip (b)........................       28,900        953,700
EOG Resources, Inc...................       35,700      1,405,688
Global Industries Ltd. (b)...........      393,900      4,135,949
Grant Prideco, Inc. (b)..............       46,170        857,031
Input/Output, Inc. (b)...............      183,400      1,547,438
Marine Drilling Companies, Inc.
 (b).................................       72,800      1,738,100
National-Oilwell, Inc. (b)...........       58,000      1,696,500
Newfield Exploration Co. (b).........       65,200      2,461,300



-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES         VALUE
                                       -----------   ------------
Noble Drilling Corp. (b).............      119,100   $  4,950,093
Weatherford International, Inc.
 (b).................................       46,570      1,699,805
                                                     ------------
                                                       23,113,304
                                                     ------------
PACKAGING & CONTAINERS  - 0.3%
Ivex Packaging Corp. (b).............      121,300      1,190,256
                                                     ------------
PHARMACEUTICALS  - 0.7%
Allos Therapeutics, Inc. (b).........       48,950        526,213
Amerisource Health Corp., Class A
 (b).................................       22,500        977,343
Express Scripts, Inc., Class A (b)...       12,600        846,562
Introgen Therapeutic, Inc. (b).......       24,210        285,981
                                                     ------------
                                                        2,636,099
                                                     ------------
REAL ESTATE INVESTMENT TRUST  - 1.3%
Kilroy Realty Corp...................       29,800        776,663
Meristar Hospitality Corp............       48,400        925,650
Pinnacle Holdings, Inc. (b)..........      188,500      2,968,875
                                                     ------------
                                                        4,671,188
                                                     ------------
RESTAURANTS, LODGING & HOSPITALITY  - 2.0%
Applebee's International, Inc........       42,345      1,278,951
Four Seasons Hotels, Inc.............       17,200      1,255,600
Landry's Seafood Restaurants.........       41,400        333,788
Papa John's International, Inc.
 (b).................................       95,700      2,404,462
Sonic Corp. (b)......................       60,027      2,190,986
                                                     ------------
                                                        7,463,787
                                                     ------------
RETAIL STORES  - 0.7%
BJ's Wholesale Club, Inc. (b)........       17,300        569,819
Office Depot, Inc. (b)...............       93,900        780,544
Regis Corp...........................       80,350      1,215,293
                                                     ------------
                                                        2,565,656
                                                     ------------
TELECOMMUNICATIONS  - 7.6%
Adelphia Business Solutions, Inc.
 (b).................................       89,400        558,750
Amdocs Ltd. (b)......................       34,063      2,207,708
Black Box Corp. (b)..................       15,700      1,034,238
Cable Design Technologies Corp.
 (b).................................      110,720      2,553,480
Cabletron Systems (b)................      140,000      3,797,500
Computer Network Technology Corp.
 (b).................................      161,600      4,911,124
Inrange Technologies Corp. (b).......        2,110         77,279
Intermedia Communications, Inc.
 (b).................................      256,500      5,675,062
JNI Corp. (b)........................       48,650      4,332,891
Mpower Communications Corp. (b)......       75,750        492,375
Stratos Lightwave, Inc. (b)..........        2,840         75,083
TyCom Ltd. (b).......................          300         10,050
WinStar Communications, Inc. (b).....       55,700      1,086,150
XO Communications, Inc. (b)..........       39,900      1,346,002
                                                     ------------
                                                       28,157,692
                                                     ------------
TELECOMMUNICATIONS-EQUIPMENT  - 4.0%
Advanced Fibre Communication (b).....       53,900      1,755,119
American Tower Corp. (b).............       42,085      1,722,855
Aware, Inc. (b)......................       55,000      1,701,563
Carrier Access Corp. (b).............       35,500        443,750
Natural Microsystems Corp. (b).......       78,800      3,560,774
Netro Corp. (b)......................       59,300      1,293,481
Proxim, Inc. (b).....................       38,000      2,303,750
Tekelec (b)..........................       52,300      1,925,294
                                                     ------------
                                                       14,706,586
                                                     ------------


                                   Continued

HSBC INVESTOR PORTFOLIOS                       SCHEDULE OF PORTFOLIO INVESTMENTS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO                        OCTOBER 31, 2000


-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
                                         AMOUNT         VALUE
                                       -----------   ------------
TRANSPORTATION & SHIPPING  - 0.9%
EGL, Inc. (b)........................      122,200   $  3,482,700
                                                     ------------
TOTAL COMMON STOCKS
 (Cost $306,558,356).................                 348,684,537
                                                     ------------

-----------------------------------------------------------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS  - 7.8%

FEDERAL HOME LOAN BANK  - 7.8%
6.38%, 11/10/00......................  $ 7,000,000      6,988,646
6.38%, 11/8/00.......................   10,000,000      9,987,380
6.45%, 11/1/00.......................   11,745,000     11,745,000
                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS (Cost $28,721,429)......                  28,721,026
                                                     ------------



                                        SHARES OR
                                        PRINCIPAL
                                         AMOUNT         VALUE
                                       -----------   ------------

TOTAL INVESTMENTS  - 102.2%
 (Cost $335,279,785) (a).............                $377,405,563
LIABILITIES IN EXCESS OF OTHER ASSETS
  - (2.2)%...........................                  (8,239,659)
                                                     ------------
NET ASSETS  - 100.0%.................                $369,165,904
                                                     ------------
                                                     ------------

---------

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,640,552. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.......................  $ 92,253,685
    Unrealized depreciation.......................   (51,768,459)
                                                    ------------
    Net unrealized appreciation...................  $ 40,485,226
                                                    ------------
                                                    ------------

(b) Represents non-income producing security.

ADR --American Depositary Receipt
PLC --Public Limited Company

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

---------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments, at value
 (cost $335,279,785)..............                $377,405,563
Cash..............................                      26,344
Receivable for investments sold...                   3,511,181
Interest and dividends
 receivable.......................                       6,555
Deferred organization costs.......                       8,589
Prepaid expenses..................                         498
                                                  ------------
   TOTAL ASSETS...................                 380,958,730
LIABILITIES:
Payable for investments
 purchased........................  $11,472,099
Accrued expenses and other
 liabilities:
 Investment management............      254,182
 Administration...................       12,046
 Other............................       54,499
                                    -----------
   TOTAL LIABILITIES..............                  11,792,826
                                                  ------------
NET ASSETS:
Applicable to investors'
 beneficial interest..............                $369,165,904
                                                  ------------
                                                  ------------


--------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
Interest...........................               $    914,855
Dividend...........................                    324,824
                                                  ------------
   TOTAL INVESTMENT INCOME.........                  1,239,679
EXPENSES:
Investment management..............  $2,939,403
Administration.....................     136,734
Accounting.........................      45,149
Custodian..........................     108,504
Other..............................      32,287
                                     ----------
   TOTAL EXPENSES..................                  3,262,077
                                                  ------------
NET INVESTMENT LOSS................                 (2,022,398)
                                                  ------------
NET REALIZED/UNREALIZED GAINS FROM
 INVESTMENTS:
Net realized gains from investment
 transactions......................                104,678,966
Change in unrealized
 appreciation/depreciation from
 investments.......................                 27,387,771
                                                  ------------
Net realized/unrealized gains from
 investments.......................                132,066,737
                                                  ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS........................               $130,044,339
                                                  ------------
                                                  ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                       OCTOBER 31,
                                                              ------------------------------
                                                                  2000              1999
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss........................................  $ (2,022,398)     $ (1,468,080)
 Net realized gains from investment transactions............   104,678,966        26,630,272
 Change in unrealized appreciation/depreciation from
   investments..............................................    27,387,771        21,946,566
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   130,044,339        47,108,758
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS.......................................     1,816,380         3,679,033
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................   131,860,719        50,787,791
NET ASSETS:
 Beginning of period........................................   237,305,185       186,517,394
                                                              ------------      ------------
 End of period..............................................  $369,165,904      $237,305,185
                                                              ------------      ------------
                                                              ------------      ------------

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                                           FOR THE PERIOD
                                                              FOR THE YEARS ENDED OCTOBER 31,            SEPTEMBER 3, 1996
                                                       ---------------------------------------------       TO OCTOBER 31,
                                                         2000         1999       1998         1997            1996(a)
                                                       --------     --------   --------     --------     ------------------
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000's)..................  $369,166     $237,305   $186,517     $213,740          $119,901
Ratio of expenses to average net assets..............      0.97 %       1.04 %     1.03 %       0.84 %            0.82 %(b)
Ratio of net investment loss to average net assets...     (0.60)%      (0.68)%    (0.57)%      (0.33)%           (0.11)%(b)
Ratio of expenses to average net assets..............      0.97 %       1.04 %     1.06 %(c)    1.09 %(c)         1.10 %(b)(c)
Portfolio turnover...................................     79.51 %      77.74 %   154.69 %      92.18 %           50.55 %

---------
(a) Period from commencement of operations.
(b) Annualized.
(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

1.  ORGANIZATION:

     The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

   PORTFOLIO                                                     SHORT NAME
   ---------                                                     ----------
   HSBC Investor Fixed Income Portfolio                          Fixed Income Portfolio
   HSBC Investor International Equity Portfolio                  International Equity Portfolio
   HSBC Investor Small Cap Equity Portfolio                      Small Cap Equity Portfolio

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

     Effective July 15, 2000 the Republic Portfolios, along with all Portfolios within the Portfolio Trust, were renamed the HSBC Investor Portfolios.

2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

   FOREIGN CURRENCY TRANSLATION:

     The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

     The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be

                                   Continued

HSBC INVESTOR PORTFOLIOS
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

   exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   FUTURES CONTRACTS:

     Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

   MORTGAGE DOLLAR ROLL TRANSACTIONS:

     The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

   SECURITIES TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold ('trade date'). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

   EXPENSES ALLOCATION:

     Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

   ORGANIZATION EXPENSES:

     Costs incurred in connection with the organization and initial registration of the Portfolios has been deferred and is being amortized over a five year period, beginning with each Portfolio's commencement of operations.

   FEDERAL INCOME TAXES:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

                                   Continued

HSBC INVESTOR PORTFOLIOS
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT:

     On December 31, 1999, HSBC Holdings plc, a registered bank holding company, acquired Republic New York Corporation. Subsequently, Republic National Bank of New York, which serves as Investment Manager to the Portfolios pursuant to an investment management contract with the Portfolio Trust, was renamed HSBC Bank USA ('HSBC'). As Investment Manager, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Miller Anderson & Sherrerd, Capital Guardian Trust Company and MFS Institutional Advisers, Inc. serves as Sub-Investment Managers for the Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio, respectively.

     For their services as Investment Manager and Sub-Investment Manager, respectively, HSBC and Miller Anderson & Sherrerd are entitled to receive from the Fixed Income Portfolio, in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS OF                                         FEE RATE
      ------------------------------------                                         --------
      Up to $50 million...........................................                  0.575%
      In excess of $50 million but not exceeding $95 million......                  0.450%
      In excess of $95 million but not exceeding $150 million.....  $300,000 plus   0.200%
      In excess of $150 million but not exceeding $250 million....                  0.400%
      In excess of $250 million...................................                  0.350%

     For their services as Investment Manager and Sub-Investment Manager, respectively, HSBC and Capital Guardian Trust Company are entitled to receive from the International Equity Portfolio, in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
      ------------------------------------                          --------
      Up to $25 million...........................................   0.950%
      In excess of $25 million but not exceeding $50 million......   0.800%
      In excess of $50 million but not exceeding $250 million.....   0.675%
      In excess of $250 million...................................   0.625%

     For their services as Investment Manager and Sub-Investment Manager, respectively, HSBC and MFS Institutional Advisers, Inc. are entitled to receive from the Small Cap Equity Portfolio, in the aggregate a fee, computed daily and paid monthly, based on the following schedule:

      BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
      ------------------------------------                          --------
      Up to $50 million...........................................   1.000%
      In excess of $50 million....................................   0.850%

   ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives from the Portfolios a fee accrued daily and paid monthly equal on an annual basis to:

                                                                    ADMINISTRATION
      BASED ON AVERAGE DAILY NET ASSETS OF                             FEE RATE
      ------------------------------------                             --------
      Up to $1 billion............................................      0.050%
      In excess of $1 billion but not exceeding $2 billion........      0.040%
      In excess of $2 billion.....................................      0.035%

                                   Continued

HSBC INVESTOR PORTFOLIOS
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets.

   FUND ACCOUNTING AND CUSTODIAN:

     BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual per Portfolio fee accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio and Small Cap Equity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.  INVESTMENT TRANSACTIONS:

     During the year ended October 31, 2000, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                                      PURCHASES          SALES
                                                                      ---------          -----
      Fixed Income Portfolio......................................  $1,080,426,928   $1,075,162,364
      International Equity Portfolio..............................     119,576,521       92,847,338
      Small Cap Equity Portfolio..................................     253,298,269      264,512,700

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of the
HSBC Investor Portfolios (formerly Republic Portfolios):

We have audited the accompanying statements of assets and liabilities of the HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                            KPMG LLP

Columbus, Ohio
December 8, 2000

HSBC INVESTOR FUNDS:                                  SHAREHOLDER SERVICING AGENTS
                                                         FOR HSBC BANK USA AND
INVESTMENT MANAGERS                                      HSBC BROKERAGE (USA) INC. CLIENTS
HSBC Bank USA                                            HSBC Bank USA
452 Fifth Avenue                                         452 Fifth Avenue
New York, NY 10018                                       New York, NY 10018
                                                         1-888-525-5757
   HSBC INVESTOR MID-CAP FUND
   HSBC Asset Management (Americas), Inc.                FOR ALL OTHER SHAREHOLDERS
   452 Fifth Avenue                                      HSBC Investor Funds
   New York, NY 10018                                    P.O. Box 182845
                                                         Columbus, OH 43218-2845
SUB-INVESTMENT MANAGERS                                  1-800-782-8183
   HSBC INVESTOR EQUITY FUND
   Alliance Capital Management, L.P.                  ADMINISTRATOR, TRANSFER AGENT,
   1345 Avenue of the Americas                        DISTRIBUTOR, AND SPONSOR
   New York, NY 10105                                 BISYS Fund Services
                                                      3435 Stelzer Road
   Institutional Capital Corporation                  Columbus, OH 43219
   225 West Wacker Drive
   Chicago, IL 60606                                  CUSTODIANS
                                                         HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
   HSBC INVESTOR FIXED INCOME PORTFOLIO                  HSBC INVESTOR EQUITY FUND
   Miller Anderson & Sherrerd                            HSBC INVESTOR MID-CAP FUND
   One Tower Bridge                                      HSBC INVESTOR FIXED INCOME PORTFOLIO
   West Conshohocken, PA 19428                           HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
                                                         HSBC Bank USA
   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO          452 Fifth Avenue
   Capital Guardian Trust Company                        New York, NY 10018
   11100 Santa Monica Boulevard
   Los Angeles, CA 90025                                 HSBC Investor International Equity Portfolio
                                                         Investors Bank & Trust Company
   HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO              200 Clarendon Street - 16th Floor
   MFS Institutional Advisers, Inc.                      Boston, MA 02116
   500 Boylston Street
   Boston, MA 02116                                   INDEPENDENT AUDITORS
                                                      KPMG LLP
                                                      Two Nationwide Plaza, Suite 1600
                                                      Columbus, OH 42315

                                                      LEGAL COUNSEL
                                                      Dechert
                                                      1775 Eye Street, N.W.
                                                      Washington, D.C. 20006


The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money. 12/00





                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as .............................. 'D'